SEMIANNUAL REPORT March 31, 2000

LOGO: NUVEEN Investments

Invest well.
Look ahead.
LEAVE YOUR MARK.(sm)


EXCHANGE-TRADED Funds

Dependable, tax-free income to help you keep more of what you earn.


NEW YORK
NNY
NNP
NQN
NVN
NUN
NNF
NAN


Photo: Water
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

FINANCIAL INFORMATION
As of March 31, 2000



CREDIT QUALITY                    PERFORMANCE HIGHLIGHTS

Nuveen New York Municipal Value Fund, Inc. (NNY)

                    o    Monthly dividend per share of $.0425
                    o    Market yield on share price of 6.18%
                    o    Taxable-equivalent yield on share price of 9.58% *

PIE CHART:
AA/U.S. Guaranteed                 58%
AA                                 13%
A                                  19%
BBB/NR                             10%



Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)

                    o    Monthly dividend per share of $.079
                    o    Market yield on share price of 7.09%
                    o    Taxable-equivalent yield on share price of 10.99% *

PIE CHART:
AA/U.S. Guaranteed                 55%
AA                                 19%
A                                  21%
BBB/NR                              5%


Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)

                    o    Monthly dividend per share of $.077
                    o    Market yield on share price of 6.88%
                    o    Taxable-equivalent yield on share price of 10.67% *

PIE CHART:
Insured                            76%
Insured & U.S. Guaranteed          18%
U.S. Guaranteed                     6%


Nuveen New York Select Quality Municipal Fund, Inc. (NVN)

                    o    Monthly dividend share of $.0775
                    o    Market yield on share price of 6.95%
                    o    Taxable-equivalent yield on share price of 10.78% *

PIE CHART:
Insured                            80%
Insured & U.S. Guaranteed          15%
U.S. Guaranteed                     5%


Nuveen New York Quality Income Municipal Fund, Inc. (NUN)

                    o    Monthly dividend per share of $.076
                    o    Market yield on share price of 7.05%
                    o    Taxable-equivalent yield on share price of 10.93% *


PIE CHART:
Insured                            73%
Insured & U.S. Guaranteed          24%
U.S. Guaranteed                     3%


Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)

                    o    Monthly dividend per share of $.0695
                    o    Market yield on share price of 6.51%
                    o    Taxable-equivalent yield on share price of 10.09% *

PIE CHART:
Insured                            77%
Insured & U.S. Guaranteed          21%
U.S. Guaranteed                     2%


Nuveen New York Dividend Advantage Municipal Fund (NAN)

                    o    Monthly dividend per share of $.069
                    o    Market yield on share price of 6.62%
                    o    Taxable-equivalent yield on share price of 10.26% *

PIE CHART:
AA/U.S. Guaranteed                 61%
AA                                 22%
A                                  9%
BBB/NR                             8%


  Past performance is not predictive of future results.

* For investors in the combined federal and state income tax rate of 35.5%. Please refer to your fund's individual Performance Overview in this report for more information.



   CONTENTS
 1 Dear Shareholder
 3 Portfolio Manager's Comments
 8 NNY Performance Overview
 9 NNP Performance Overview
10 NQN Performance Overview
11 NVN Performance Overview
12 NUN Performance Overview
13 NNF Performance Overview
14 NAN Performance Overview
15 Report to Shareholders
18 Portfolio of Investments
48 Statement of Net Assets
51 Statement of Operations
53 Statement of Changes in Net Assets
56 Notes to Financial Statements
64 Financial Highlights
68 Build Your Wealth Automatically
69 Fund Information

Photo of:Timothy R. Schwertfeger
TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD

SIDEBAR TEXT: Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder

The primary objective of the Nuveen New York Exchange-Traded Funds is to provide dependable, attractive dividends free from federal, state and local income taxes for New York residents. I am pleased to report that your Fund continued to achieve this goal during the period covered by this report. The portfolio manager of your Fund and I appreciate this opportunity to review with you the investment environment and the performance of your Nuveen New York Exchange-Traded Fund for this period.

A CHALLENGING INVESTMENT ENVIRONMENT
As of March 31, 2000, the U.S. economy had completed 108 consecutive months of expansion, the longest continuous period of economic growth in U.S. history. While the strong growth trends and benign inflation that have been the hallmarks of this expansion largely remained in place, any economic report that suggested either acceleration or slowdown from present levels sparked increasingly volatile swings in the equity markets. Increased consumer spending, which accounted for two-thirds of all economic activity, was a primary source of inflation worry for the Federal Reserve, while the scarcity of qualified workers, as evidenced by continued low unemployment levels, prompted concerns about a potentially inflationary impact on wages and, ultimately, consumer prices.

As part of its efforts to slow the pace of economic growth and forestall inflation, the Fed in March again raised the federal funds rate, which sets the standard for short-term market rates, bringing it to 6.00%. Concurrent with this latest increase, the Fed indicated its concern that an inflationary imbalance could be triggered if consumer demand continued to exceed the growth in supply. This left the door open for additional tightenings later in the year.

MUNICIPAL BOND PERFORMANCE
The cumulative effect of the Fed's five interest rate hikes and various other economic events over the past 12 months had a negative impact on the fixed-income markets, including municipal bonds. With the Fed's monetary tightening prompting a rise in market yields, municipal bond prices slumped.

On a more positive note, our exchange-traded municipal bond funds continued to offer attractive, dependable income in a market that places a high premium on yield. At the end of March 2000, long-term municipal yields, as represented by the Bond Buyer 25 Revenue Index, offered over 103% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered higher yields than long-term Treasury bonds, even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to represent an exceptionally attractive investment option relative to Treasuries.

During 1999, we saw the national supply of municipal bonds drop 21% from the near-record levels of 1998, and this trend has continued into 2000, with first quarter 2000 issuance down 34% from that of a year earlier. Much of this decline was due to the higher interest rate environment, which deterred municipalities from issuing new debt and removed much of the incentive to refund existing bonds. On the demand side, we anticipate that individual investors interested in rebalancing their portfolios will increasingly look to municipal bonds in the months ahead. With the outlook for tighter supply and stronger demand, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds should give us excellent access to bond offerings that have the potential to add value for our shareholders.

AN OPPORTUNE TIME TO PURCHASE ADDITIONAL SHARES
The lure of the equity markets, year-end tax sell-offs, and Y2K concerns all contributed to a decline in share price for our exchange-traded funds over the past year. The current investment environment, with its higher interest rates and prospects for additional rate increases, could represent an opportune time to explore the purchase of additional shares of your exchange-traded fund. Your financial adviser can serve as a valuable resource by helping you establish a reinvestment plan that allows you to automatically purchase shares of your Fund, compounding your investment and providing the potential for additional tax-free income. For more information on Nuveen's Exchange-Traded Fund reinvestment plan, contact your financial adviser, or call Nuveen at (800) 257-8787.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. We remain committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/ TIMOTHY R. SCHWERTFEGER
TIMOTHY R. SCHWERTFEGER
Chairman of the Board

May 15, 2000



Sidebar text: "Purchasing shares of a Nuveen Exchange-Traded Municipal Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio."

Nuveen New York Exchange-Traded Funds

Portfolio Manager's Comments

PORTFOLIO MANAGER PAUL BRENNAN REVIEWS THE NEW YORK ECONOMY, ITS IMPACT ON THE MUNICIPAL MARKET AND FUND PERFORMANCE, AND THE KEY STRATEGIES USED TO MANAGE THE NUVEEN NEW YORK EXCHANGE-TRADED FUNDS. PAUL, WHO HAS NINE YEARS OF EXPERIENCE AS AN INVESTMENT PROFESSIONAL, STARTED AT FLAGSHIP IN 1991 AND JOINED NUVEEN IN 1997 WHEN NUVEEN ACQUIRED THAT COMPANY. PAUL HAS MANAGED THE NUVEEN NEW YORK EXCHANGE-TRADED FUNDS SINCE AUGUST 1999.



WHAT FACTORS AFFECTED NEW YORK'S ECONOMY OVER THE 12 MONTHS ENDED MARCH 31,
2000?
Over the past 12 months, the New York economy as a whole continued to prosper, with robust job growth, strong income growth, and rising household wealth. New York City, in particular, continued to make strong gains, thanks to the fortunes of Wall Street, and New York City was recently named the wealthiest in the nation in terms of per capita income, according to the Bureau of Economic Analysis. The strength of the equity markets and the record-setting economic expansion continued to contribute to some economic disparity between New York City and a weaker upstate New York.

As of March 31, 2000, unemployment in the state reached 4.6%, down from 5.2% at the end of March 1999 but still higher than the national average of 4.1%. The services sector, local and state governments, and retail trade together accounted for two-thirds of the state's employment, with new job growth coming largely from the construction and services sectors. Tight labor markets were helped somewhat by a reversal in New York population trends, as the state's population grew 0.2% in 1999 after five years of zero growth. Contributing to New York's economic growth over the past year was the improving situation in world markets. Canada served as the state's largest trading partner, providing a market for about 25% of the state's total exports, with the UK, Switzerland, and Japan accounting for another 25%.

The state's economic prosperity helped to create another large budget surplus--$1 billion--in 1999, and the 2000 budget contained proposals for tax cuts as well as increased spending for schools, environmental projects, and prison construction. While New York state's short-term financial position is strong, its high debt burden and low credit rating contribute to a weaker long-term outlook. The state's debt service costs as a percentage of personal income stood at 5.6%, more than twice the national average, ranking New York fourth among the states. From a credit perspective, New York is currently rated A2 by Moody's Investor Service, which ranks it just above Louisiana, the lowest rated state in the nation. However, during the past 12 months, New York's economic performance led Standard & Poor's to upgrade its rating of the state's general obligation bonds to A+ from A. Fitch IBCA's rating remained at A+. Other long-term concerns for the New York economy include the impact of restructuring on the state's important financial and healthcare industries, the decline in manufacturing, an aging infrastructure, and the potential end to the bull market, which would put New York City's economy in a more vulnerable position.


WHAT KIND OF IMPACT DID THESE FACTORS HAVE ON SUPPLY AND DEMAND IN THE NEW YORK MUNICIPAL MARKET?
For the first three months of 2000, new municipal issuance in New York dropped 29% from first quarter 1999 levels, in line with the 34% decline in national supply for the same period. This difference can largely be explained by the surge in municipal issuance during fourth quarter 1999, when many issuers disregarded rising interest rates in order to issue bonds ahead of any Y2K problems that were anticipated during the transition to 2000. In contrast, as the Federal Reserve continued to raise interest rates in February and March of this year, the higher rate environment was enough to deter many municipalities from issuing new bonds or refinancing old debt. Also contributing to the decrease in new issuance was the delay in approval of New York state's annual budget and the state's healthy cash flow from tax revenues, which has led to more pay-as-you-go financings.

Overall, the decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds. Demand for New York municipal paper remained stronger than in other states due in part to the state's high tax rates and the affluence of its residents, and New York offerings were met with robust interest by both institutional and individual investors.

HOW WERE THE NUVEEN NEW YORK FUNDS' DIVIDENDS AFFECTED BY THIS ENVIRONMENT? During the past year, good call protection helped to support the dividends of NNY and NNF and shield their income from erosion. In addition, Nuveen's dividend management strategies enabled us to increase NNY's dividend in March 2000. As of the end of March, NNY had provided shareholders with steady or increasing dividends for 12 consecutive months, while NNF's record of steady or increasing dividends extends back to its first dividend payment in March 1993, or 85 consecutive months. However, the eroding effect of a number of bond calls, as well as the bonds sold shortly before their call dates to take advantage of the current market, removed some higher-yielding bonds from the portfolios of NNP, NQN, NVN, and NUN. This led to dividend cuts in these four funds over the past 12 months. NAN also adjusted its dividend, primarily due to the rise in short-term rates over the past year, which affects the rate the Fund pays its Muni Preferred shareholders. Despite these adjustments, all of the Nuveen New York funds continued to provide attractive market yields, as shown in the accompanying table.

With the exception of NNY, the Nuveen New York Funds are leveraged, which means they issue MuniPreferred shares that pay short-term interest rates to investors seeking short-term liquidity. Short-term municipal rates are usually, but not always, lower than long-term rates. The proceeds from the preferred shares are used to buy additional long-term bonds for the Funds' portfolios. The use of leverage can increase the volatility of a fund's net asset value (NAV), adding higher risk than that associated with non-leveraged funds, but the leveraged fund is usually compensated for this additional risk in the form of higher yields.

When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra net income from the difference between the rate earned on a fund's long-term portfolio and the short-term rate paid to preferred shareholders. However, as the interest rates on the MuniPreferred shares rose over the past nine months in line with the Federal Reserve's increase in other short-term rates, the leveraged funds had to pay out increased income to preferred shareholders, leaving less income for common shareholders. This contributed to the dividend reductions in the majority of the Nuveen New York Funds, especially NAN.

OVERALL, HOW DID THE NUVEEN NEW YORK FUNDS PERFORM OVER THE PAST YEAR?
For the 12 months ended March 31, 2000, the Nuveen New York Funds produced total returns on NAV as shown in the accompanying table. For comparison purposes, the annual returns for the Funds' benchmarks--the Lehman Brothers New York Tax-Exempt and the Lehman New York Insured Tax-Exempt Bond Indexes1--and the Funds' Lipper Peer Groups2 are also presented.

                                                                                   LEHMAN
                                                           TOTAL RETURN             TOTAL           LIPPER
                        MARKET YIELD                             ON NAV           RETURN1         AVERAGE2
           -------------------------          -------------------------           -------         --------
                                               1-Year                              1-Year           1-Year
                            Taxable-            Ended          Taxable-             Ended            Ended
           3/31/00       Equivalent3          3/31/00       Equivalent3           3/31/00          3/31/00
           -------       -----------          -------       -----------           -------          -------
NNY          6.18%             9.58%           -1.62%             1.16%             0.04%           -3.52%
           -------         ---------          -------         ---------            ------          -------
NNP          7.09%            10.99%           -2.41%             1.17%             0.04%           -3.52%
           -------         ---------          -------         ---------            ------          -------
NQN          6.88%            10.67%           -1.31%             2.22%            -0.65%           -2.99%
           -------         ---------          -------         ---------            ------          -------
NVN          6.95%            10.78%           -0.55%             3.00%            -0.65%           -2.99%
           -------         ---------          -------         ---------            ------          -------
NUN          7.05%            10.93%           -1.60%             1.79%            -0.65%           -2.99%
           -------         ---------          -------         ---------            ------          -------
NNF          6.51%            10.09%           -3.67%            -0.61%            -0.65%           -2.99%
           -------         ---------          -------         ---------            ------          -------
NAN          6.62%            10.26%          -3.86%*           -1.34%*                NA               NA
           -------         ---------          -------         ---------            ------          -------

*NAN returns are for the period from May 26, 1999, the fund's commencement of operations date, through March 31, 2000.

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

With the exception of NVN, the total returns on NAV for the Nuveen New York Funds underperformed their Lehman benchmarks. The Funds' performance relative to the indexes can be correlated with their durations4. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a long duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise (and bond values correspondingly fall), a long duration can make the fund's NAV more vulnerable to price declines. Over the 12 months ended March 2000, the yield on the Bond Buyer 25 Revenue Bond Index5 rose from 5.29% to 6.03%. This meant that the longer the duration, the more likely the fund was to underperform the market, as represented by the unleveraged Lehman indexes.

As of March 31, 2000, the durations of the four insured funds ranged from 8.62 to 11.67, compared with the Lehman Brothers New York Insured Tax-Exempt Bond Index's 8.33. The unleveraged NNY had an average duration of 8.47, while the leveraged NNP's duration


1 The performance of NNY and NNP is compared with that of the Lehman Brothers New York Tax-Exempt Bond Index, an unleveraged index comprising a broad range of investment-grade New York municipal bonds. The performance of the four insured funds -- NQN, NVN, NUN, and NNF -- is compared with that of the Lehman New York Insured Tax-Exempt Bond Index, an unleveraged index comprising a broad range of insured New York municipal bonds. Results for the Lehman indexes do not reflect any expenses.

2 The total returns for NNY and NNP are compared with the average annualized return of the 10 funds in the Lipper New York Municipal Debt Funds category, while the total returns for the four insured funds are compared with the average annualized return of the 8 funds in the Lipper New York Insured Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a combined federal and state income tax rate of 35.5%, while the taxable-equivalent total return is based on the annualized total return and the 35.5% combined federal and state income tax rate.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the funds and therefore differs from the duration of the actual portfolio of individual bonds that make up the funds. With the exception of NNY, which is unleveraged, references to duration in this commentary are intended to indicate fund duration unless otherwise noted.

5 The Bond Buyer 25 Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

was 12.37. The durations of these two funds compared with 7.19 for the Lehman New York Tax-Exempt Bond Index. NAN's duration was 19.40, which we believe is typical of a newly established exchange-traded fund. We continue to work toward our long-term goal of reducing the interest rate risk in NAN's portfolio. However, given the bond market of the past 12 months, we took a conservative approach to making portfolio changes to try to lessen the impact on the Fund's dividend and return. Over the six months since our last report, NAN's duration was shortened from 20.19.

Over the past 12 months, the durations of the Nuveen New York Funds--with the exception of NAN--lengthened, due largely to market action and trading activity effected by Nuveen. For instance, proceeds from sold or called bonds were reinvested in issues with longer durations, which benefited the Funds by providing attractive yields and better call protection. The longer durations should help to strengthen the Nuveen New York Funds' long-term dividend prospects and position the Funds to regain net asset value if the bond market recovers and interest rates decline.

WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
During the past 12 months, rising interest rates, inflation worries, and constant speculation about the Federal Reserve's next move created a negative environment in the fixed-income markets. In addition, concerns about the impact of the transition to the year 2000 precipitated an early start to 1999's tax-swap season, as investors attempted to offset profits in the equity markets by selling fixed-income investments at a loss. The liquidity concerns engendered by Y2K also prompted some investors with cash to opt for money market funds and other short-term instruments rather than long-term fixed-income investments over the year-end.

All of these factors negatively impacted the market demand for exchange-traded funds, including the Nuveen New York Funds. Since the prevailing interest rate environment in March 2000 was higher than that of a year earlier, the Funds' NAVs declined, as bond prices fell while interest rates rose. While we have seen some recovery in the past three months, overall the Funds' share prices and NAVs were lower than they were on March 31, 1999. The following table illustrates the Funds' share price and NAV activity over the past 12 months.


              3/31/99           6/30/99          9/30/99         12/31/99           3/31/00
             --------         ---------         --------         --------          --------
NNY
Share Price  $10 1/16           $9 3/16           $8 3/4         $7 13/16            $8 1/4
             --------         ---------         --------         --------          --------
NAV            $10.13             $9.83            $9.53            $9.26             $9.46
             --------         ---------         --------         --------          --------
NNP
Share Price   $17 1/4          $16 1/16         $15 5/16              $13           $13 3/8
             --------         ---------         --------         --------          --------
NAV            $15.89            $15.27           $14.65           $13.94            $14.42
             --------         ---------         --------         --------          --------
NQN
Share Price   $17 1/8           $15 5/8         $15 1/16        $12 15/16          $13 7/16
             --------         ---------         --------        ---------          --------
NAV            $15.50            $14.96           $14.44           $13.89            $14.31
             --------         ---------         --------         --------          --------
NVN
Share Price  $16 9/16               $16          $15 3/8              $13           $13 3/8
             --------         ---------         --------         --------          --------
NAV            $15.58            $15.10           $14.64           $14.21            $14.50
             --------         ---------         --------         --------          --------
NUN
Share Price  $16 5/16           $15 1/4              $15          $12 5/8         $12 15/16
             --------         ---------         --------         --------         ---------
NAV            $15.53            $14.99           $14.54           $14.05            $14.34
             --------         ---------         --------         --------          --------
NNF
Share Price  $16 3/16               $15          $14 3/8         $12 9/16         $12 13/16
             --------         ---------         --------         --------         ---------
NAV            $15.39            $14.72           $14.20           $13.62            $13.98
             --------         ---------         --------         --------          --------
NAN
Share Price        NA          $15 1/16          $14 3/8         $12 5/16           $12 1/2
             --------         ---------         --------         --------          --------
NAV                NA            $14.23           $13.27           $12.38            $13.11
             --------         ---------         --------         --------          --------

Over the past 12 months, NNY saw its discount (share price below NAV) widen, while the premiums (share price above NAV) on the remaining Funds moved to discounts. With the market prices of these Funds lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of the Nuveen New York Funds.


        TOTAL RETURN ON SHARE PRICE              PREMIUM/DISCOUNT6
      ----------------------------------- -----------------------------
      1-Year Ended         Taxable-
           3/31/00      Equivalent3           3/31/99           3/31/00
          --------         --------       -----------         ---------
NNY        -13.16%          -10.36%            -0.67%           -12.79%
          --------         --------       -----------         ---------
NNP        -16.66%          -13.36%             8.56%            -7.25%
          --------         --------       -----------         ---------
NQN        -16.14%          -12.94%            10.48%            -6.10%
          --------         --------       -----------         ---------
NVN        -13.64%          -10.30%             6.31%            -7.76%
          --------         --------       -----------         ---------
NUN        -15.36%          -12.13%             5.04%            -9.78%
          --------         --------       -----------         ---------
NNF        -16.00%          -13.09%             5.18%            -8.35%
          --------         --------       -----------         ---------
NAN       -12.54%*         -10.14%*                NA            -4.65%
          --------         --------       -----------         ---------

*NAN returns are for the period from May 26, 1999, the fund's commencement of operations date, through March 31, 2000.

6 A fund's premium/discount represents the percentage difference between the fund's share price and its NAV.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN NEW YORK FUNDS DURING THE 12 MONTHS ENDED MARCH 31, 2000?
The past 12 months represented a challenging period for fixed-income investments, including long-term exchange-traded funds such as the Nuveen New York Funds. However, it also provided opportunities to improve the Funds' structure by adding diversification, enhancing tax efficiency, and strengthening the Funds' long-term dividend-paying capabilities. During the past year, we focused on taking advantage of these opportunities while continuing to manage the Funds toward their primary objective of providing dependable and attractive tax-free dividends. As the result of our implementation of these strategies, we believe the Funds are well positioned to benefit from any recovery of the bond market in the future.

Because we recognized that municipal supply could become tighter if interest rates continued to rise, we were very active during the fourth quarter of 1999, taking advantage of issuers' decision to increase issuance ahead of the Y2K transition. By taking a proactive approach, we were able to purchase attractive bonds with high yields for all of the Nuveen New York Funds. In addition to high yields, these recent purchases should benefit the Funds in several ways. First, we were able to enhance the Funds' call structure by adding bonds with more favorable call protection. Second, many of the bonds we purchased for all of the Nuveen New York Funds should become good candidates for prerefunding if the bond market improves and rates decline, which could further enhance the quality and performance of these portfolios.

The heavier issuance of the last quarter of 1999 also enabled us to focus on diversification, which is often a challenge in New York because issuance is often concentrated in New York City and state agency bonds. During the last part of 1999, we had several opportunities to further diversify the Funds' holdings by purchasing bonds from infrequent issuers, such as the Pratt Institute and Marymount Manhattan College, as well as from upstate municipalities that issued tax-backed general obligation debt at very attractive yields. Examples in this area included the city of Rochester, Germantown Central School District and the counties of Oneida and Rockland. Because of our size and market presence, we were often able to negotiate more favorable prices through a competitive bidding process, and, in some cases, we bought the entire maturity of the issue. We believe Nuveen's experienced Research team provides an advantage in this area, helping us identify attractive deals, especially in less-known areas of the market, supplying the background we need to understand the issuer, and helping us make appropriate purchase decisions.

Another example of a diversification opportunity involved our purchase of the initial offering of the so-called "tobacco bonds." These high-yield bonds, which were issued on behalf of New York City via the Tobacco Settlement Asset Securitization Corporation (TSASC), are backed by payments from virtually all the tobacco companies as part of their master settlement agreement with 46 states. Because of our institutional presence in New York, city officials visited Nuveen prior to the issuance of these bonds to discuss the terms of the transaction and solicit our feedback. This gave us a valuable opportunity to thoroughly review the complex structure of the TSASC bonds and offer suggestions on ways in which the structure of the issue could be improved. The proceeds from these particular Aa1 (Moody's) and A (S&P) bonds are being used to finance renovations of New York City schools.

All of these bonds, as well as others purchased from more traditional issuers during the past year, should help us enhance call protection and protect portfolio income. As of March 31, 2000, both NNF and NAN offered excellent levels of call protection. NNF has only 9% of its portfolio subject to calls between now and the end of 2001, while NAN has no scheduled calls over this period. These levels of call protection should help to provide additional stability for the Funds' dividends over this period. However, the remaining five funds, which were assembled prior to 1992, are now in the normal part of the bond market cycle when the likelihood of bond calls increases. Approximately 10 years after the original issue date, issuers typically have their first opportunity to call, or redeem, outstanding bonds. Calls are more likely to occur if current interest rates are more favorable to the issuer than the rates that prevailed when the bonds were first issued. Over the remainder of 2000 and 2001, these five funds face a varying number of calls, ranging from 20% of the portfolio in NNY to 48% in NVN.

Our strategies for addressing this situation include closely monitoring call activity in the portfolios and taking advantage of opportunities to sell bonds before their call dates, replacing them with the best bonds available in the market at the time of sale. The lighter supply of municipal bonds currently available will also factor into our strategies.

One interesting characteristic of the recent market was the prevalence of bond buybacks. One such buyback was initiated by the Long Island Power Authority
(LIPA), which in 1998 had brought to market the largest issuance in municipal bond history. In an effort to reduce debt service costs, LIPA solicited tender offers for approximately $150 million in bonds in December 1999. Again, Nuveen's size and market presence were instrumental in determining an appropriate price for these bonds, and we were able to tender a substantial amount of bonds at prices well above their market value. This helped to enhance the returns of the Funds involved (NNY, NNP, NQN, NNF, and NAN). Because LIPA continues to perform well operationally, we subsequently bought more LIPA bonds to position the Funds for any future buybacks and/or rating upgrades. As a major institutional buyer, we also received early information on a proposed buyback by New York City's Metropolitan Transit Authority (MTA). MTA is considering major debt restructuring, which could result in refundings or buybacks. While we already had a large position in MTA bonds, we took advantage of this information to increase our holdings in anticipation of future tender opportunities or advance refundings, either of which have the potential to enhance the Funds' performance, similar to the situation we had with LIPA.

As interest rates rose and bond prices declined over the past 12 months, enhanced tax efficiency also became an increased focus. Our strategy has been to sell selected bonds that were trading at a loss, recognize the capital losses, and then reinvest the proceeds in bonds with similar structure and quality as well as attractive yields and better call protection. This trading benefited the Funds by providing realized capital losses with which to offset current and future realized capital gains, thereby protecting shareholders from additional taxes, and also, in most cases, increasing the Funds' net earnings. While this activity has slowed somewhat recently as long-term rates dropped slightly, we continue to look for opportunities to implement this strategy.

As of March 31, 2000, NNY, NNP, and NAN offered excellent credit quality, with the portion of their assets invested in bonds rated AAA/U.S. guaranteed and AA ranging from 71% to 83%. Allocations of BBB/non-rated bonds ranged from 5% in NNP to 10% in NNY. These bonds generally provided higher yields as credit spreads (or the difference in yield between higher credit quality securities and those of lower credit quality) widened in recent months. As insured funds, NQN, NVN, NUN, and NNF are 100% invested in insured and/or U.S. guaranteed bonds, which means that credit quality is very high.

WHAT IS YOUR OUTLOOK FOR THE NUVEEN NEW YORK FUNDS?
In the months ahead, we plan to take advantage of the higher yields currently available in the New York municipal market to enhance our portfolio holdings and the dividend capabilities of the Funds. We will also continue working on strategies designed to manage the Funds' call exposure and minimizing the impact of bond calls. Currently, that includes selling bonds with short calls and extending the Funds' call protection by buying new issues with favorable call features. According to the New York issuance calendar, some of the issuers that come to market infrequently will once again have offerings over the next few months, and we plan to leverage our research capabilities to explore these opportunities and continue to add diversification to the Funds.

The ability to implement strategies with the potential to benefit the Funds demonstrates the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the New York municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.

Nuveen New York Municipal Value Fund, Inc.
Performance Overview
As of March 31, 2000

NNY



PORTFOLIO STATISTICS
Inception Date                               10/87
--------------------------------------------------
Share Price                                 $8 1/4
--------------------------------------------------
Net Asset Value                              $9.46
--------------------------------------------------
Market Yield                                 6.18%
--------------------------------------------------
Taxable-Equivalent Yield                     8.96%
(Federal Income Tax Rate) 1
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.58%
--------------------------------------------------
Fund Net Assets ($000)                    $143,088
--------------------------------------------------
Average Effective Maturity (Years)           19.69
--------------------------------------------------
Average Duration                              8.47
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -13.16%        -1.62%
--------------------------------------------------
5-Year                         1.44%         4.47%
--------------------------------------------------
10-Year                        4.56%         6.25%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -10.36%         1.16%
--------------------------------------------------
5-Year                         4.62%         7.71%
--------------------------------------------------
10-Year                        7.93%         9.71%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                21%
--------------------------------------------------
Long-Term Care                                 14%
--------------------------------------------------
Tax Obligation/Limited                         14%
--------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE

4/99              0.0415
5/99              0.0415
6/99              0.0415
7/99              0.0415
8/99              0.0415
9/99              0.0415
10/99             0.0415
11/99             0.0415
12/99             0.0415
1/00              0.0415
2/00              0.0415
3/00              0.0425


LINE CHART:
SHARE PRICE PERFORMANCE

4/1/99           10.06
                  9.625
                  9.5
                  9.38
                  9.44
                  9.44
                  9.31
                  9.38
                  9.25
                  9.5
                  9.25
                  9.31
                  9.31
                  9.19
                  9.19
                  9.38
                  9.19
                  9.38
                  9.13
                  9.06
                  9.13
                  9.13
                  9.06
                  8.75
                  8.44
                  8.63
                  8.38
                  8.13
                  8.13
                  8.44
                  8.56
                  8.25
                  8.06
                  8.31
                  7.94
                  7.75
                  7.88
                  7.81
                  7.88
                  7.81
                  7.69
                  7.94
                  8.06
                  7.94
                  7.88
                  8.06
                  8.13
                  8.13
                  8.13
                  8.19
3/31/00           8.25

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen New York Performance Plus Municipal Fund, Inc.
Performance Overview
As of March 31, 2000

NNP


PORTFOLIO STATISTICS
Inception Date                               11/89
--------------------------------------------------
Share Price                                $13 3/8
--------------------------------------------------
Net Asset Value                             $14.42
--------------------------------------------------
Market Yield                                 7.09%
--------------------------------------------------
Taxable-Equivalent Yield                    10.28%
(Federal Income Tax Rate)1
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.99%
--------------------------------------------------
Fund Net Assets ($000)                    $340,037
--------------------------------------------------
Average Effective Maturity (Years)           18.84
--------------------------------------------------
Leverage-Adjusted Duration                   12.37
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -16.66%        -2.41%
--------------------------------------------------
5-Year                         3.29%         4.80%
--------------------------------------------------
10-Year                        5.88%         7.84%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -13.36%         1.17%
--------------------------------------------------
5-Year                         6.92%         8.63%
--------------------------------------------------
10-Year                        9.66%        11.85%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                21%
--------------------------------------------------
Education and Civic Organizations              16%
--------------------------------------------------
Tax Obligation/Limited                         14%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE3
4/99              0.0865
5/99              0.0845
6/99              0.0845
7/99              0.0845
8/99              0.0845
9/99              0.0845
10/99             0.0845
11/99             0.0845
12/99             0.0815
1/00              0.0815
2/00              0.0815
3/00              0.079


LINE CHART:
SHARE PRICE PERFORMANCE

4/1/99            17.25
                  17
                  17
                  16.63
                  16.63
                  16.38
                  16.38
                  16.44
                  16.31
                  16.44
                  16.31
                  16.38
                  16
                  16
                  15.81
                  16
                  16
                  15.94
                  15.75
                  15.5
                  15.75
                  15.69
                  15.75
                  15.38
                  15.31
                  15.25
                  15.38
                  14.56
                  14.63
                  14.63
                  14.69
                  14.31
                  14.13
                  13.81
                  13
                  12.56
                  12.63
                  13
                  13.56
                  13.13
                  13.25
                  13.88
                  13.94
                  13.88
                  13.63
                  13.5
                  13
                  13.06
                  12.81
                  13.13
3/31/00           13.38


Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders a capital gains distribution in December 1999 of $0.062 per share.

Nuveen New York Investment Quality Municipal Fund, Inc.
Performance Overview
As of March 31, 2000

NQN



PORTFOLIO STATISTICS
Inception Date                               11/90
--------------------------------------------------
Share Price                               $13 7/16
--------------------------------------------------
Net Asset Value                             $14.31
--------------------------------------------------
Market Yield                                 6.88%
--------------------------------------------------
Taxable-Equivalent Yield                     9.97%
(Federal Income Tax Rate)1
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.67%
--------------------------------------------------
Fund Net Assets ($000)                    $397,311
--------------------------------------------------
Average Effective Maturity (Years)           19.26
--------------------------------------------------
Leverage-Adjusted Duration                   11.59
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -16.14%        -1.31%
--------------------------------------------------
5-Year                         3.95%         4.89%
--------------------------------------------------
Since Inception                5.34%         7.10%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -12.94%         2.22%
--------------------------------------------------
5-Year                         7.48%         8.62%
--------------------------------------------------
Since Inception                8.93%        10.85%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                24%
--------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Education and Civic Organizations              10%
--------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE

4/99     0.083
5/99     0.083
6/99     0.083
7/99     0.083
8/99     0.08
9/99     0.08
10/99    0.08
11/99    0.08
12/99    0.08
1/00     0.08
2/00     0.077
3/00     0.077



LINE CHART:
SHARE PRICE PERFORMANCE
4/1/99   17.13
         16.94
         16.63
         16.63
         16.31
         16.38
         16
         16
         15.94
         15.94
         15.69
         15.81
         15.69
         15.81
         15.81
         15.81
         15.94
         15.63
         15.63
         15.44
         15.13
         15.13
         15.13
         14.63
         14.75
         14.94
         14.88
         14.19
         14.13
         14.19
         14
         14.06
         13.5
         13.5
         12.81
         12.56
         13.13
         12.94
         13.63
         13.31
         13.31
         13.38
         13.69
         13.44
         13.31
         13.31
         12.88
         12.75
         13
         13.25
3/31/00  13.44

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen New York Select Quality Municipal Fund, Inc.
Performance Overview
As of March 31, 2000

NVN



PORTFOLIO STATISTICS
Inception Date                                5/91
--------------------------------------------------
Share Price                                $13 3/8
--------------------------------------------------
Net Asset Value                             $14.50
--------------------------------------------------
Market Yield                                 6.95%
--------------------------------------------------
Taxable-Equivalent Yield                    10.07%
(Federal Income Tax Rate)1
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.78%
--------------------------------------------------
Fund Net Assets ($000)                    $532,713
--------------------------------------------------
Average Effective Maturity (Years)           17.73
--------------------------------------------------
Leverage-Adjusted Duration                    8.62
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -13.64%        -0.55%
--------------------------------------------------
5-Year                         4.27%         5.17%
--------------------------------------------------
Since Inception                5.17%         6.98%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -10.30%         3.00%
--------------------------------------------------
5-Year                         7.77%         8.76%
--------------------------------------------------
Since Inception                8.76%        10.61%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
Tax Obligation/Limited                         23%
--------------------------------------------------
U.S. Guaranteed                                20%
--------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------
Tax Obligation/General                          9%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE

4/99     0.0825
5/99     0.0825
6/99     0.0825
7/99     0.0825
8/99     0.0825
9/99     0.0825
10/99    0.0825
11/99    0.0825
12/99    0.0795
1/00     0.0795
2/00     0.0795
3/00     0.0775


LINE CHART:
SHARE PRICE PERFORMANCE
4/1/99   16.5
         16.69
         16.44
         16.19
         16.13
         16.06
         15.75
         15.75
         15.88
         15.94
         15.63
         15.94
         15.88
         16.19
         16.13
         16.31
         16.13
         16.06
         15.94
         15.75
         15.5
         15.63
         15.69
         15.31
         14.94
         15.13
         15.38
         14.5
         14.38
         14.38
         14.44
         13.75
         13.88
         14
         12.75
         12.56
         12.56
         13
         13.38
         13.31
         13.13
         13.38
         13.75
         13.56
         13.31
         13.56
         13.06
         13.25
         12.88
         13.13
3/31/00  13.38

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen New York Quality Income Municipal Fund, Inc.
Performance Overview
As of March 31, 2000

NUN



PORTFOLIO STATISTICS
Inception Date                               11/91
--------------------------------------------------
Share Price                              $12 15/16
--------------------------------------------------
Net Asset Value                             $14.34
--------------------------------------------------
Market Yield                                 7.05%
--------------------------------------------------
Taxable-Equivalent Yield                    10.22%
(Federal Income Tax Rate)1
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.93%
--------------------------------------------------
Fund Net Assets ($000)                    $542,377
--------------------------------------------------
Average Effective Maturity (Years)           17.44
--------------------------------------------------
Leverage-Adjusted Duration                    8.84
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -15.36%        -1.60%
--------------------------------------------------
5-Year                         4.72%         5.52%
--------------------------------------------------
Since Inception                4.45%         6.53%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -12.13%         1.79%
--------------------------------------------------
5-Year                         8.16%         8.98%
--------------------------------------------------
Since Inception                7.86%         9.94%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                27%
--------------------------------------------------
Tax Obligation/Limited                         17%
--------------------------------------------------
Education and Civic Organizations              16%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Housing/Multifamily                             8%
--------------------------------------------------



BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
4/99     0.078
5/99     0.078
6/99     0.078
7/99     0.078
8/99     0.078
9/99     0.078
10/99    0.078
11/99    0.078
12/99    0.076
1/00     0.076
2/00     0.076
3/00     0.076

LINE CHART:
SHARE PRICE PERFORMANCE
4/1/99   16.31
         16.31
         16.06
         15.94
         15.81
         15.69
         15.69
         15.56
         15.56
         15.63
         15.25
         15.19
         15.19
         15.38
         15.56
         15.69
         15.25
         15.31
         15.06
         15.19
         15.38
         15.5
         15.25
         14.94
         14.69
         15
         14.88
         13.63
         13.5
         13.63
         14.19
         13.5
         13.69
         13.94
         12.44
         12.5
         12.81
         12.63
         13.06
         12.88
         12.94
         13.13
         13.25
         13.38
         13.06
         13.13
         12.88
         13
         12.69
         12.81
3/31/00  12.94

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Insured New York Premium Income Municipal Fund, Inc.
Performance Overview
As of March 31, 2000

NNF



PORTFOLIO STATISTICS
Inception Date                               12/92
--------------------------------------------------
Share Price                              $12 13/16
--------------------------------------------------
Net Asset Value                             $13.98
--------------------------------------------------
Market Yield                                 6.51%
--------------------------------------------------
Taxable-Equivalent Yield                     9.43%
(Federal Income Tax Rate)1
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.09%
--------------------------------------------------
Fund Net Assets ($000)                    $181,059
--------------------------------------------------
Average Effective Maturity (Years)           17.54
--------------------------------------------------
Leverage-Adjusted Duration                   11.67
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -16.00%        -3.67%
--------------------------------------------------
5-Year                         6.86%         6.46%
--------------------------------------------------
Since Inception                3.61%         5.64%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -13.09%        -0.61%
--------------------------------------------------
5-Year                        10.16%         9.67%
--------------------------------------------------
Since Inception                6.86%         8.81%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                23%
--------------------------------------------------
Education and Civic Organizations              23%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Tax Obligation/General                          9%
--------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
4/99     0.0695
5/99     0.0695
6/99     0.0695
7/99     0.0695
8/99     0.0695
9/99     0.0695
10/99    0.0695
11/99    0.0695
12/99    0.0695
1/00     0.0695
2/00     0.0695
3/00     0.0695

LINE CHART:
SHARE PRICE PERFORMANCE
4/1/99   16.25
         16.25
         16.06
         16
         15.94
         15.5
         15.06
         15
         14.88
         15
         14.5
         15.13
         15
         15.38
         15.5
         15.44
         15.44
         15.44
         15.44
         15.19
         15.19
         15.25
         15.19
         14.94
         14.69
         14.44
         14.38
         13.81
         13.44
         13.63
         13.88
         13.75
         13.31
         13.13
         13.19
         12.88
         13
         12.56
         13
         12.44
         12.38
         12.56
         12.94
         12.81
         12.5
         12.5
         12.5
         12.44
         12.31
         12.44
3/31/00  12.81


Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen New York Dividend Advantage Municipal Fund
Performance Overview
As of March 31, 2000

NAN


PORTFOLIO STATISTICS
Inception Date                                5/99
--------------------------------------------------
Share Price                                $12 1/2
--------------------------------------------------
Net Asset Value                             $13.11
--------------------------------------------------
Market Yield                                 6.62%
--------------------------------------------------
Taxable-Equivalent Yield                     9.59%
(Federal Income Tax Rate)1
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.26%
--------------------------------------------------
Fund Net Assets ($000)                   $189,3581
--------------------------------------------------
Average Effective Maturity (Years)           24.44
--------------------------------------------------
Leverage-Adjusted Duration                   19.40
--------------------------------------------------

TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception              -12.54%        -3.86%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception              -10.14%        -1.34%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
Healthcare                                     24%
--------------------------------------------------
Tax Obligation/Limited                         22%
--------------------------------------------------
Education and Civic Organizations              17%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Transportation                                  8%
--------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
7/99     0.0715
8/99     0.0715
9/99     0.0715
10/99    0.0715
11/99    0.0715
12/99    0.0715
1/00     0.0715
2/00     0.0715
3/00     0.069

LINE CHART:
SHARE PRICE PERFORMANCE
5/28/99  15.125
         15.0625
         15.0625
         15.06
         15
         15.06
         15
         15
         15
         14.94
         15
         15
         14.75
         14.63
         14.75
         14
         14
         14.38
         14.19
         13.88
         13.56
         13.63
         13.75
         12.88
         13
         12.81
         12.63
         11.94
         12.25
         12.31
         13.31
         12.56
         12.63
         12.75
         12.88
         12.88
         12.56
         12.56
         12.44
         12.38
         12.44
         12.31
3/31/00  12.5

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Shareholder Meeting Report


APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:

                                                        NNY                                        NNP
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                                                               Preferred      Preferred      Preferred     Preferred
                                                     Common         Common        Shares         Shares         Shares        Shares
                                                     Shares         Shares      Series-M       Series-T       Series-W      Series-F
====================================================================================================================================
Robert P. Bremner
   For                                                   --     13,053,306         1,580            687          1,836           556
   Withhold                                              --        191,733             1             --              4             5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                 --     13,245,039         1,581            687          1,840           561
====================================================================================================================================
Lawrence H. Brown
   For                                                   --     13,052,973         1,580            687          1,836           556
   Withhold                                              --        192,066             1             --              4             5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                 --     13,245,039         1,581            687          1,840           561
====================================================================================================================================
Anne E. Impellizzeri
   For                                           12,744,352     13,052,006         1,580            687          1,836           556
   Against                                          115,086
   Abstain                                          259,479
   Withhold                                              --        193,033             1             --              4             5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         13,118,917     13,245,039         1,581            687          1,840           561
====================================================================================================================================
Peter R. Sawers
   For                                                   --     13,053,306         1,580            687          1,836           556
   Withhold                                              --        191,733             1             --              4             5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                 --     13,245,039         1,581            687          1,840           561
====================================================================================================================================
Judith M. Stockdale
   For                                                   --     13,046,756         1,580            687          1,836           556
   Withhold                                              --        198,283             1             --              4             5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                 --     13,245,039         1,581            687          1,840           561
====================================================================================================================================
William J. Schneider
   For                                                   --             --         1,580            687          1,836           556
   Withhold                                              --             --             1             --              4             5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                 --             --         1,581            687          1,840           561
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                   --             --         1,580            687          1,836          5567
   Withhold                                              --             --             1             --              4             5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                 --             --         1,581            687          1,840           561
====================================================================================================================================
RATIFICATION OF AUDITORS WAS
REACHED AS FOLLOWS:
   For                                           12,892,091     12,904,593         1,579            687          1,840           550
   Against                                           50,440        102,347            --             --             --            10
   Abstain                                          176,386        238,099             2             --             --             1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         13,118,917     13,245,039         1,581            687          1,840           561
====================================================================================================================================

Shareholder Meeting Report (Continued)


                                              NQN                                                       NVN
------------------------------------------------------------------------------------------------------------------------------------

APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:

                                   Preferred      Preferred      Preferred                    Preferred      Preferred     Preferred
                        Common        Shares         Shares         Shares        Common         Shares         Shares        Shares
                        Shares      Series-M       Series-T       Series-F        Shares       Series-T       Series-W     Series-TH
====================================================================================================================================
Robert P. Bremner
For                 15,509,195           960          2,278          2,245    20,965,334          1,608          2,372         3,426
Withhold               240,522            --              1              1       222,422             21             --             4
------------------------------------------------------------------------------------------------------------------------------------
Total               15,749,717           960          2,279          2,246    21,187,756          1,629          2,372         3,430
====================================================================================================================================
Lawrence H. Brown
For                 15,509,195           960          2,278          2,245    20,966,555          1,608          2,372         3,426
Withhold               240,522            --              1              1       221,201             21             --             4
------------------------------------------------------------------------------------------------------------------------------------
Total               15,749,717           960          2,279          2,246    21,187,756          1,629          2,372         3,430
====================================================================================================================================
Anne E. Impellizzeri
For                 15,520,501           960          2,278          2,245    20,960,862          1,608          2,372         3,426
Withhold               229,216            --              1              1       226,894             21             --             4
------------------------------------------------------------------------------------------------------------------------------------
Total               15,749,717           960          2,279          2,246    21,187,756          1,629          2,372         3,430
====================================================================================================================================
Peter R. Sawers
For                 15,522,065           960          2,278          2,245    20,967,205          1,608          2,372         3,426
Withhold               227,652            --              1              1       220,551             21             --             4
------------------------------------------------------------------------------------------------------------------------------------
Total               15,749,717           960          2,279          2,246    21,187,756          1,629          2,372         3,430
====================================================================================================================================
Judith M. Stockdale
For                 15,522,501           960          2,278          2,245    20,965,255          1,608          2,372         3,426
Withhold               227,216            --              1              1       222,501             21             --             4
------------------------------------------------------------------------------------------------------------------------------------
Total               15,749,717           960          2,279          2,246    21,187,756          1,629          2,372         3,430
====================================================================================================================================
William J. Schneider
For                         --           960          2,278          2,245            --          1,608          2,372         3,426
Withhold                    --            --              1              1            --             21             --             4
------------------------------------------------------------------------------------------------------------------------------------
Total                       --           960          2,279          2,246            --          1,629          2,372         3,430
====================================================================================================================================
Timothy R. Schwertfeger
For                         --           960          2,278          2,245            --          1,608          2,372         3,426
Withhold                    --            --              1              1            --             21             --             4
------------------------------------------------------------------------------------------------------------------------------------
Total                       --           960          2,279          2,246            --          1,629          2,372         3,430
====================================================================================================================================
RATIFICATION OF AUDITORS WAS
REACHED AS FOLLOWS:
For                 15,434,756           960          2,272          2,245    20,735,116          1,629          2,372         3,354
Against                100,327            --              7              1       126,708             --             --            34
Abstain                214,634            --             --             --       325,932             --             --            42
------------------------------------------------------------------------------------------------------------------------------------
Total               15,749,717           960          2,279          2,246    21,187,756          1,629          2,372         3,430
====================================================================================================================================


                                                       NUN                                                        NNF
------------------------------------------------------------------------------------------------------------------------------------

APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:

                                   Preferred      Preferred      Preferred     Preferred                     Preferred     Preferred
                        Common        Shares         Shares         Shares        Shares         Common         Shares        Shares
                        Shares      Series-M       Series-W      Series-TH      Series-F         Shares       Series-M     Series-TH
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For              21,793,832         2,181          1,944          2,291         1,049      7,727,357          1,311         1,173
   Withhold            428,918             1            142             --            24        107,911              1            30
------------------------------------------------------------------------------------------------------------------------------------
   Total            22,222,750         2,182          2,086          2,291         1,073      7,835,268          1,312         1,203
====================================================================================================================================
Lawrence H. Brown
   For              21,789,465         2,181          1,930          2,287         1,049      7,731,814          1,311         1,173
   Withhold            433,285             1            156              4            24        103,454              1            30
------------------------------------------------------------------------------------------------------------------------------------
   Total            22,222,750         2,182          2,086          2,291         1,073      7,835,268          1,312         1,203
====================================================================================================================================
Anne E. Impellizzeri
   For              21,784,414         2,181          1,930          2,285         1,049      7,731,523          1,311         1,173
   Withhold            438,336             1            156              6            24        103,745              1            30
------------------------------------------------------------------------------------------------------------------------------------
   Total            22,222,750         2,182          2,086          2,291         1,073      7,835,268          1,312         1,203
====================================================================================================================================
Peter R. Sawers
   For              21,791,243         2,181          1,944          2,287         1,049      7,731,814          1,311         1,173
   Withhold            431,507             1            142              4            24        103,454              1            30
------------------------------------------------------------------------------------------------------------------------------------
   Total            22,222,750         2,182          2,086          2,291         1,073      7,835,268          1,312         1,203
====================================================================================================================================
Judith M. Stockdale
   For              21,787,262         2,181          1,944          2,281         1,049      7,731,814          1,311         1,173
   Withhold            435,488             1            142             10            24        103,454              1            30
------------------------------------------------------------------------------------------------------------------------------------
   Total            22,222,750         2,182          2,086          2,291         1,073      7,835,268          1,312         1,203
====================================================================================================================================
William J. Schneider
   For                      --         2,181          1,930          2,287         1,049             --          1,311         1,173
   Withhold                 --             1            156              4            24             --              1            30
------------------------------------------------------------------------------------------------------------------------------------
   Total                    --         2,182          2,086          2,291         1,073             --          1,312         1,203
====================================================================================================================================
Timothy R. Schwertfeger
   For                      --         2,181          1,930          2,291         1,049             --          1,311         1,173
   Withhold                 --             1            156             --            24             --              1            30
------------------------------------------------------------------------------------------------------------------------------------
   Total                    --         2,182          2,086          2,291         1,073             --          1,312         1,203
====================================================================================================================================
RATIFICATION OF AUDITORS WAS
REACHED AS FOLLOWS:
   For              21,486,255         2,182          1,943          2,280         1,073      7,738,283          1,309         1,190
   Against             126,365            --            141             --            --         11,119              3            13
   Abstain             610,130            --              2             11            --         85,866             --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total            22,222,750         2,182          2,086          2,291         1,073      7,835,268          1,312         1,203
====================================================================================================================================

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC. (NNY)
                            March 31, 2000


   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.3%

$       1,000   Nassau County Tobacco Settlement Corporation (New York),                  7/09 at 101            A2      $ 1,010,030
                 Tobacco Settlement Asset-Backed Bonds, Series A, 6.500%, 7/15/27

        1,250   TSASC, Inc. (New York), Tobacco Flexible Amortization Bonds,              7/09 at 101           Aa1        1,244,175
                 Series 1999-1, 6.250%, 7/15/27

        1,250   Westchester Tobacco Asset Securitization Corporation (New York),          7/10 at 101            A1        1,076,450
                 Tobacco Settlement Asset-Backed Bonds, Series 1999,
                 0.000%, 7/15/29


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.9%

        2,000   The Trust for Cultural Resources of the City of New York, Revenue         4/07 at 101           AAA        1,952,140
                 Bonds, Series 1997A (American Museum of Natural History),
                 5.650%, 4/01/27

        1,000   Dormitory Authority of the State of New York, State University            5/00 at 102             A        1,023,220
                 Educational Facilities Revenue Bonds, Series 1990A,
                 7.400%, 5/15/01

                Dormitory Authority of the State of New York, City University
                System Consolidated Second General Resolution Revenue Bonds,
                Series 1993A:
        1,000    5.750%, 7/01/18                                                         No Opt. Call            A-        1,003,720
        1,000    6.000%, 7/01/20                                                         No Opt. Call            A-        1,020,540

       11,080   Dormitory Authority of the State of New York, City University             7/03 at 100             A        9,713,614
                 System Consolidated Revenue Bonds, Series 1993F,
                 5.000%, 7/01/20

        2,000   Dormitory Authority of the State of New York, State University            5/08 at 101             A        1,656,360
                 Educational Facilities Revenue Bonds, Series 1998B,
                 4.750%, 5/15/28

          750   Dormitory Authority of the State of New York, Pratt Institute             7/09 at 102            AA          754,493
                 Revenue Bonds, Series 1999, 6.000%, 7/01/24

        1,250   Dormitory Authority of the State of New York, Marymount                   7/09 at 101            AA        1,282,875
                 Manhattan College Insured Revenue Bonds, Series 1999,
                 6.250%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.2%

          500   Cattaraugus County, Industrial Development Agency, Civic                  8/08 at 102            A+          440,935
                 Facility Revenue Bonds, Series 1998A (Olean General Hospital
                 Project), 5.250%, 8/01/23

        1,500   New York City Health and Hospitals Corporation, Health System             2/09 at 101           AAA        1,345,395
                 Bonds, 1999 Series A, 5.000%, 2/15/20

        2,250   Dormitory Authority of the State of New York, The Rosalind                2/07 at 102           AAA        2,185,448
                 and Joseph Gurwin Jewish Geriatric Center of Long Island, Inc.,
                 FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 1997,
                 5.700%, 2/01/37

        2,000   Dormitory Authority of the State of New York (Catholic Health             7/09 at 101           AAA        1,912,120
                 Services of Long Island Obligated Group), St. Francis Hospital
                 Revenue Bonds, Series 1999A, 5.500%, 7/01/22

        3,000   New York State Medical Care Facilities Finance Agency, Hospital           2/04 at 102           AAA        2,854,980
                 Insured Mortgage Revenue Bonds, 1994 Series A Refunding,
                 5.500%, 8/15/24

        2,860   New York State Medical Care Facilities Financing Agency, Hospital         8/05 at 102           AAA        2,982,179
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1995 Series B, 6.250%, 2/15/15

        1,290   Newark-Wayne Community Hospital, Inc., Hospital Revenue                   9/03 at 102           N/R        1,317,425
                 Improvement and Refunding Bonds, Series 1993A,
                 7.600%, 9/01/15

        1,500   Onondaga County Industrial Development Agency, New York,                 No Opt. Call           AAA        1,504,770
                 Sewage Facilities Revenue Bonds (Bristol-Meyer Squibb
                 Company Project), Series 1994, 5.750%, 3/01/24
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.1%

          460   New York City Housing Development Corporation, Mortgage                   8/00 at 102           Aa1          470,465
                 Revenue Bonds (South Williamsburg Cooperative),
                 1990 Series A, 7.900%, 2/01/23 (Alternative Minimum Tax)

        1,375   New York City Housing Development Corporation, Mortgage                   9/00 at 102           Aa1        1,413,459
                 Revenue Bonds (South Bronx Cooperatives), 1990 Series A,
                 8.100%, 9/01/23 (Alternative Minimum Tax)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY (continued)

$       1,500   New York City Housing Development Corporation, Multi-Family               4/03 at 102           AAA      $ 1,560,075
                 Mortgage Revenue Bonds (FHA-Insured Mortgage Loan),
                 1993 Series A, 6.550%, 10/01/15

        1,135   New York State Housing Finance Agency, Multifamily Housing                2/09 at 101           Aa1        1,004,350
                 Revenue Bonds (Secured Mortgage Program), Series 1999B,
                 5.400%, 8/15/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.5%

        3,750   State of New York Mortgage Agency, Homeowner Mortgage                     9/08 at 101           Aa1        3,536,925
                 Revenue Bonds, Series 73-A, 5.250%, 10/01/17
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 14.1%

        1,000   Town of Babylon, New York, Industrial Development Agency,                 8/10 at 101           AAA        1,014,120
                 Civic Facility Revenue Bonds, Series 2000 B (Wsnchs East, Inc.
                 Project), 6.000%, 8/01/24

        2,015   Village of East Rochester Housing Authority, FHA-Insured                  8/07 at 102           AAA        1,956,726
                 Mortgage Revenue Bonds (St. John's Meadows Project),
                 Series 1997A, 5.750%, 8/01/37

        3,125   Village of East Rochester Housing Authority, FHA-Insured                  8/08 at 101           AAA        2,692,000
                 Mortgage Revenue Bonds (St. John's Meadows Project),
                 Series 1998A, 5.250%, 8/01/38

        3,000   Dormitory Authority of the State of New York, Hebrew Home                 2/07 at 102            AA        3,042,360
                 for the Aged at Riverdale, FHA-Insured Mortgage Nursing
                 Home Revenue Bonds, 6.125%, 2/01/37

        2,000   Dormitory Authority of the State of New York, German Masonic              8/06 at 102           AA-        2,003,840
                 Home Corporation, FHA-Insured Mortgage Revenue Bonds,
                 Series 1996, 5.950%, 8/01/26

        3,000   Dormitory Authority of the State of New York, W.K. Nursing Home           8/06 at 102           AAA        3,037,530
                 Corporation, FHA-Insured Mortgage Revenue Bonds,
                 Series 1996, 6.125%, 2/01/36

        1,000   Dormitory Authority of the State of New York, Eger Health Care            2/08 at 102           AAA          875,690
                 Center of Staten Island, FHA-Insured Mortgage Nursing Home
                 Revenue Bonds, Series 1998, 5.100%, 2/01/28

        1,000   Dormitory Authority of the State of New York, Concord Nursing             7/10 at 101            A1        1,029,260
                 Home, Inc., Revenue Bonds, Series 2000, 6.500%, 7/01/29

        1,475   New York State Medical Care Facilities Financing Agency, Hospital         8/02 at 102           AAA        1,548,116
                 and Nursing Home Insured Mortgage Revenue Bonds,
                 1992 Series C, 6.550%, 8/15/12

        3,000   Syracuse Housing Authority, FHA-Insured Mortgage                          2/08 at 102           AAA        2,978,400
                 Revenue Bonds (Loretto Rest Residential Health Care
                 Facility Project), Series 1997A, 5.600%, 8/01/17


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 2.8%

           25   The City of New York, General Obligation Bonds, Fiscal 1992           8/02 at 101 1/2           AAA           26,137
                 Series C, 6.300%, 8/01/03

        1,135   The City of New York, General Obligation Bonds, Fiscal 1995              No Opt. Call            A-        1,196,369
                  Series D, 6.600%, 2/01/04

        1,390   The City of New York, General Obligation Bonds, Fiscal 1996              No Opt. Call            A-        1,466,950
                  Series B, 6.750%, 8/15/03

           75   The City of New York, General Obligation Bonds, Fiscal 1991           8/01 at 101 1/2            A-           80,441
                  Series D, 9.500%, 8/01/02

        1,000   City of Niagara Falls, Niagara County, New York, Water Treatment         No Opt. Call           AAA        1,169,020
                 Plant Serial Bonds of 1994, 7.250%, 11/01/11
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 14.0%

          250   Battery Park City Authority, Revenue Refunding Bonds, Series 1993A,      11/03 at 102             A          246,428
                 Junior Revenue Refunding Bonds, 5.800%, 11/01/22

        5,000   Metropolitan Transportation Authority (New York), Dedicated Tax           4/07 at 101           AAA        4,592,350
                 Fund Bonds, Series 1996A, 5.250%, 4/01/26

          500   New York City Transitional Finance Authority, Future Tax Secured          5/10 at 101            AA          509,670
                 Bonds, Fiscal 2000 Series B, 6.000%, 11/15/29

        2,000   Dormitory Authority of the State of New York, Court Facilities Lease      5/10 at 101           AAA        1,978,660
                 Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30

           25   Dormitory Authority of the State of New York, Judicial Facilities    4/00 at 114 5/32          Baa1           28,607
                 Lease Revenue Bonds (Suffolk County Issue), Series 1991A,
                 9.500%, 4/15/14

        1,000   Dormitory Authority of the State of New York, Court Facilities        5/03 at 101 1/2            A-          965,220
                 Lease Revenue Bonds (The City of New York Issue), Series 1993A,
                 5.700%, 5/15/22


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC. (NNY) (continued)
                            March 31, 2000

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       3,125   Dormitory Authority of the State of New York, Mental Health               2/06 at 102           AAA      $ 2,934,031
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.375%, 2/15/26

        1,000   New York State Housing Finance Agency, H.E.L.P. - Suffolk Housing         5/00 at 100          Baa1        1,001,360
                 Revenue Bonds, 1989 Series A, 8.100%, 11/01/05

          855   New York State Housing Finance Agency, Health Facilities Revenue         11/00 at 102          BBB+          878,675
                 Bonds (New York City), 1990 Series A Refunding, 8.000%, 11/01/08

           10   New York State Housing Finance Agency, Service Contract                   9/04 at 102             A           10,417
                 Obligation Revenue Bonds, 1994 Series A, 6.375%, 9/15/14

           10   New York State Medical Care Facilities Financing Agency,                  2/02 at 102           AAA           10,424
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1992 Series A, 6.375%, 8/15/17

        2,000   New York State Urban Development Corporation, Correctional                1/09 at 101           AAA        2,035,960
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

        3,000   City School District of Niagara Falls, Certificates of Participation      6/08 at 101          BBB-        2,614,530
                 (High School Facility), Series 1998, 5.375%, 6/15/28

        1,230   Suffolk County Judicial Facilities Agency, Service Agreement Revenue     10/09 at 101           AAA        1,150,677
                 Bonds, Series 1999 (John P. Colahan Court Complex), 5.000%, 4/15/16

        1,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands   10/10 at 101          BBB-        1,011,700
                 Gross Receipts Taxes Loan Note), Series 1999A, 6.500%, 10/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.6%

        1,000   Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System         1/05 at 101           AAA          988,840
                 Revenue Bonds, Series 1995, 5.750%, 1/01/25

        1,000   Metropolitan Transportation Authority, Commuter Facilities                7/07 at 101           AAA          936,870
                 Revenue Bonds, Series 1997C, 5.375%, 7/01/27

        1,500   Metropolitan Transportation Authority, Transit Facilities Revenue         7/09 at 100             A        1,509,885
                 Bonds, Series 1999A, 6.000%, 7/01/24

        2,000   New York City Industrial Development Agency, Special Facility            12/08 at 102             A        1,693,500
                 Revenue Bonds, Series 1998 (British Airways PLC Project),
                 5.250%, 12/01/32 (Alternative Minimum Tax)

          500   Niagara Frontier Transportation Authority (Buffalo Niagara                4/09 at 101           AAA          480,675
                 International Airport), Airport Revenue Bonds, Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)

        2,600   Triborough Bridge and Tunnel Authority, General Purpose Revenue           1/10 at 100           Aa3        2,470,416
                 Bonds, Series 1999B, 5.500%, 1/01/30


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 20.4%

        3,425   The City of New York, General Obligation Bonds, Fiscal                8/01 at 101 1/2           Aaa        3,693,863
                 1991 Series D, 9.500%, 8/01/02 (Pre-refunded to 8/01/01)

           20   The City of New York, General Obligation Bonds, Fiscal                   10/07 at 101         A-***           21,413
                 1997 Series G, 6.000%, 10/15/26 (Pre-refunded to 10/15/07)

        1,000   New York City Municipal Water Finance Authority, Water and            6/01 at 101 1/2           Aaa        1,053,340
                 Sewer System Revenue Bonds, Fiscal 1991 Series C,
                 7.750%, 6/15/20 (Pre-refunded to 6/15/01)

        2,600   New York City Industrial Development Agency, Civic Facility               8/01 at 102           Aaa        2,759,120
                 Revenue Bonds (YMCA of Greater New York Project),
                 8.000%, 8/01/16 (Pre-refunded to 8/01/01)

        4,000   Dormitory Authority of the State of New York, Judicial Facilities        No Opt. Call           AAA        4,650,240
                 Lease Revenue Bonds (Suffolk County Issue), Series 1986,
                 7.375%, 7/01/16

        4,145   New York State Housing Finance Agency, Health Facilities Revenue         11/00 at 102           AAA        4,316,603
                 Bonds (New York City), 1990 Series Refunding, 8.000%, 11/01/08
                 (Pre-refunded to 11/01/00)

        1,000   New York Local Government Assistance Corporation, Series 1991B,           4/01 at 102           AAA        1,051,330
                 7.500%, 4/01/20 (Pre-refunded to 4/01/01)

          990   New York State Housing Finance Agency, Service Contract Obligation        9/04 at 102           AAA        1,067,052
                 Revenue Bonds, 1994 Series A, 6.375%, 9/15/14
                 (Pre-refunded to 9/15/04)

           95   New York State Medical Care Facilities Financing Agency, Hospital         8/02 at 102           AAA          100,626
                 and Nursing Home Insured Mortgage Revenue Bonds,
                 1992 Series C, 6.550%, 8/15/12 (Pre-refunded to 8/15/02)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$         990   New York Medical Care Facilities Finance Agency, Mental Health            2/02 at 102           AAA      $ 1,038,203
                 Services Facilities Improvement Revenue Bonds, 1992 Series A,
                 6.375%, 8/15/17 (Pre-refunded to 2/15/02)

        2,200   New York State Thruway Authority, Local Highway and Bridge                1/01 at 100           AAA        2,229,832
                 Service Contract Bonds, Series 1991, 6.000%, 1/01/11
                 (Pre-refunded to 1/01/01)

        5,000   New York State Urban Development Corporation, Project Revenue             1/01 at 102           Aaa        5,232,250
                 Bonds (Onondaga County Convention Center), Series 1990,
                 7.875%, 1/01/20 (Pre-refunded to 1/01/01)

                New York State Urban Development Corporation, State Facilities
                Revenue Bonds, Series 1991:
        1,000    7.500%, 4/01/11 (Pre-refunded to 4/01/01)                                4/01 at 102           Aaa        1,051,330
        1,000    7.500%, 4/01/20 (Pre-refunded to 4/01/01)                                4/01 at 102           Aaa        1,051,330


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.7%

        2,000   County of Cattaraugus, New York, Industrial Development Agency,          No Opt. Call           N/R        1,999,560
                 Tax- Exempt Industrial Development Revenue Bonds,
                 Series 1999A (Laidlaw Energy & Environmental, Inc. Project),
                 8.500%, 7/01/21 (Alternative Minimum Tax)
        3,500   Erie County Industrial Development Agency, Solid Waste                   12/10 at 103           N/R        3,787,595
                 Disposal Facility Revenue Bonds (1998 CanFibre of Lackawanna
                 Project), 8.875%, 12/01/13 (Alternative Minimum Tax)

                New York City Industrial Development Agency, Industrial
                Development Revenue Bonds (Brooklyn Navy
                Yard Cogeneration Partners, L.P. Project), Series 1997:
        1,000    6.200%, 10/01/22 (Alternative Minimum Tax)                              No Opt. Call          BBB-          971,110
        1,000    5.750%, 10/01/36 (Alternative Minimum Tax)                              10/08 at 102          BBB-          886,360

        1,000   New York State Energy Research and Development Authority,                 7/00 at 101            A+        1,012,180
                 Electric Facilities Revenue Bonds, Series 1991A (Consolidated
                 Edison Company of New York, Inc. Project), 7.500%, 1/01/26
                 (Alternative Minimum Tax)

        1,000   New York State Energy Research and Development Authority,                 7/03 at 102           AAA          951,410
                 Gas Facilities Revenue Bonds, Series C (The Brooklyn Union Gas
                 Company Project), 5.600%, 6/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.4%

        1,000   New York City Municipal Water Finance Authority, Water                    6/07 at 101           AAA          913,130
                 and Sewer System Revenue Bonds, Fiscal 1998 Series B,
                 5.250%, 6/15/29

        1,000   New York City Municipal Water Finance Authority, Water                    6/09 at 101           AAA          952,190
                 and Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32

        1,425   New York State Environmental Facilities Corporation, Water                6/02 at 102             A        1,438,552
                 Facilities Revenue Bonds, Series 1992 (The New Rochelle
                 Water Company Project), 6.400%, 12/01/24
                 (Alternative Minimum Tax)

        3,065   Western Nassau County Water Authority, System Revenue                     5/06 at 102           AAA        2,989,325
                 Bonds, Series 1995, 5.650%, 5/01/26
------------------------------------------------------------------------------------------------------------------------------------
$     144,000   Total Investments - (cost $140,631,298) - 99.0%                                                          141,649,941
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                       1,438,158
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $143,088,099
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP)
                            March 31, 2000

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 2.6%

$       2,500   Nassau County Tobacco Settlement Corporation (New York),                  7/09 at 101            A2      $ 2,525,075
                 Tobacco Settlement Asset-Backed Bonds, Series A,
                 6.500%, 7/15/27

        3,750   TSASC, Inc. (New York), Tobacco Flexible Amortization Bonds,              7/09 at 101           Aa1        3,732,525
                 Series 1999-1, 6.250%, 7/15/27

        3,000   Westchester Tobacco Asset Securitization Corporation (New York),          7/10 at 101            A1        2,583,480
                 Tobacco Settlement Asset-Backed Bonds, Series 1999,
                 0.000%, 7/15/29


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.4%

        1,285   Cattaraugus County Industrial Development Agency, Civic                   9/08 at 101           BBB        1,158,119
                 Facility Revenue Bonds (St. Bonaventure University
                 Construction Project), Series 1998B, 5.000%, 9/15/13

        1,000   County of Monroe Industrial Development Agency, Civic Facility            6/09 at 102            AA          955,670
                 Revenue Bonds (St. John Fisher College Project), Series 1999,
                 5.375%, 6/01/17

        3,000   The Trust for Cultural Resources of the City of New York, Revenue         4/07 at 101           AAA        2,928,210
                 Bonds, Series 1997A (American Museum of Natural History),
                 5.650%, 4/01/27

        1,250   Dormitory Authority of the State of New York, Lease Revenue               7/09 at 101           AAA        1,193,137
                 Bonds (State University Dormitory Facilities Issue),
                 Series 1999C, 5.500%, 7/01/29

          550   Dormitory Authority of the State of New York, College and             6/00 at 101 1/2           AAA          561,099
                 University Revenue Bonds (Pooled Capital Program),
                 Series 1985, 7.800%, 12/01/05

        2,500   Dormitory Authority of the State of New York, State University           No Opt. Call             A        2,614,275
                 Educational Facilities Revenue Bonds, Series 1993A,
                 5.875%, 5/15/17

        3,000   Dormitory Authority of the State of New York, City University            No Opt. Call           AAA        3,212,580
                 System Consolidated Revenue Bonds, Series 1993B,
                 6.000%, 7/01/14

       11,350   Dormitory Authority of the State of New York, City University             7/03 at 100             A        9,950,318
                 System Consolidated Revenue Bonds, Series 1993F,
                 5.000%, 7/01/20

        1,000   Dormitory Authority of the State of New York, City University             7/05 at 102           AAA          998,920
                 System Consolidated Second General Resolution Revenue Bonds,
                 Series 1995A, 5.375%, 7/01/14

        1,500   Dormitory Authority of the State of New York, St. Thomas                  7/08 at 101            AA        1,330,950
                 Aquinas College Insured Revenue Bonds, Series 1998,
                 5.250%, 7/01/28

        3,425   Dormitory Authority of the State of New York, State University            5/08 at 101             A        2,836,517
                 Educational Facilities Revenue Bonds, Series 1998B,
                 4.750%, 5/15/28

                Dormitory Authority of the State of New York, City University
                System Consolidated Third General Resolution Revenue Bonds, 1998
                Series 2:
        1,490    5.000%, 7/01/17                                                          7/08 at 101             A        1,339,227
        1,055    5.000%, 7/01/18                                                          7/08 at 101             A          939,383
        7,000    5.000%, 7/01/28                                                          7/08 at 101             A        5,955,740

        5,590   Dormitory Authority of the State of New York, University of               7/09 at 101            A+        5,550,926
                 Rochester Revenue Bonds, Series 1999A and 1999B,
                 5.500%, 7/01/16

                Dormitory Authority of the State of New York, Pratt Institute
                Revenue Bonds, Series 1999:
        1,250    6.000%, 7/01/20                                                          7/09 at 102            AA        1,266,188
        2,560    6.000%, 7/01/28                                                          7/09 at 102            AA        2,570,112

        6,750   Dormitory Authority of the State of New York, Marymount                   7/09 at 101            AA        6,927,525
                 Manhattan College Insured Revenue Bonds, Series 1999,
                 6.250%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.1%

        2,000   Dormitory Authority of the State of New York, St. Vincent's               8/01 at 102           AAA        2,095,560
                 Hospital and Medical Center of New York, FHA-Insured Mortgage
                 Revenue Bond, Series 1991, 7.400%, 8/01/30

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE (continued)

$       1,000   Dormitory Authority of the State of New York, St. James Mercy             2/08 at 102            AA      $   943,010
                 Hospital, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1998, 5.250%, 2/01/18

        8,000   Dormitory Authority of the State of New York (Catholic Health             7/09 at 101           AAA        7,648,480
                 Services of Long Island Obligated Group), St. Charles Hospital
                 and Rehabilitation Center Revenue Bonds, Series 1999A,
                 5.500%, 7/01/22

        9,630   New York State Medical Care Facilities Finance Agency, Hospital           8/02 at 102           AAA        9,760,872
                 and Nursing Home, FHA-Insured Mortgage Revenue Bonds,
                 1992 Series B, 6.200%, 8/15/22

        5,500   New York State Medical Care Facilities Finance Agency, Hospital           2/04 at 102           AAA        5,234,130
                 Insured Mortgage Revenue Bonds, 1994 Series A Refunding,
                 5.500%, 8/15/24

        2,465   New York State Medical Care Facilities Financing Agency,                  8/05 at 102           AAA        2,570,305
                 Hospital and Nursing Home, FHA-Insured Mortgage Revenue
                 Bonds, 1995 Series B, 6.250%, 2/15/15

        5,370   New York State Medical Care Facilities Financing Agency,                  2/05 at 102            AA        5,511,016
                 FHA-Insured Mortgage Project Revenue Bonds, 1995 Series C,
                 6.250%, 8/15/15

        7,500   Onondaga County Industrial Development Agency, New York,                 No Opt. Call           AAA        7,523,850
                 Sewage Facilities Revenue Bonds (Bristol-Meyer Squibb
                 Company Project), Series 1994, 5.750%, 3/01/24
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.4%

        1,000   Hudson Housing Development Corporation, Multifamily Mortgage              1/03 at 101           Aaa        1,021,490
                 Revenue Refunding Bonds, Series 1992A (Providence Hall-Schuyler
                 Court Projects - FHA-Insured Mortgages), 6.500%, 1/01/25

        5,750   New York City Housing Development Corporation, Multi-Unit                 6/01 at 102           AAA        6,009,958
                 Mortgage Refunding Bonds (FHA-Insured Mortgage Loans),
                 1991 Series A, 7.350%, 6/01/19

        3,160   New York State Housing Finance Agency, Multifamily Housing                5/00 at 102           AAA        3,226,992
                 Revenue Bonds (AMBAC Insured Program), 1989 Series B,
                 7.550%, 11/01/29 (Alternative Minimum Tax)

        1,585   New York State Housing Finance Agency, Multifamily Housing                8/02 at 102           Aa1        1,659,511
                 Revenue Bonds (Secured Mortgage Program), 1992 Series A,
                 7.000%, 8/15/12 (Alternative Minimum Tax)

                New York State Housing Finance Agency Multi-Family Housing
                Revenue Bonds (Secured Mortgage Program), Series 1991:
        1,100    6.200%, 2/15/20 (Alternative Minimum Tax)                                8/09 at 101           Aa1        1,104,356
          720    6.300%, 2/15/32 (Alternative Minimum Tax)                                8/09 at 101           Aa1          722,830

        4,655   Puerto Rico Housing Finance Corporation, Multifamily Mortgage             4/00 at 102            AA        4,757,084
                 Revenue Bonds, Portfolio A, Series I, 7.500%, 4/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.9%

        3,750   State of New York Mortgage Agency, Homeowner Mortgage                    11/09 at 100           Aa1        3,755,100
                 Revenue Bonds, Series 88, 6.250%, 4/01/30
                 (Alternative Minimum Tax)

        1,460   State of New York Mortgage Agency, Homeowner Mortgage                     1/06 at 102           AAA        1,452,466
                 Revenue Bonds, 1995 Series 52, 6.100%, 4/01/26
                 (Alternative Minimum Tax)

        1,250   State of New York Mortgage Agency, Homeowner Mortgage                     9/08 at 101           Aa1        1,178,975
                 Revenue Bonds, Series 73-A, 5.250%, 10/01/17
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.1%

        3,000   Dormitory Authority of the State of New York, Hebrew Home                 2/07 at 102            AA        3,042,360
                 for the Aged at Riverdale, FHA-Insured Mortgage Nursing
                 Home Revenue Bonds, 6.125%, 2/01/37

        1,375   Dormitory Authority of the State of New York, The Miriam Osborn           7/10 at 102             A        1,393,508
                 Memorial Home Association, Revenue Bonds,
                 Series 2000B, 6.375%, 7/01/29

        2,980   New York State Medical Care Facilities Finance Agency,                    2/06 at 102           AA+        3,084,896
                 FHA-Insured Mortgage Project Revenue Bonds, 1995 Series C,
                 6.100%, 8/15/15

        2,770   County of Oswego Industrial Development Agency, Civic                     2/09 at 101           AAA        2,496,102
                 Facility Revenue Bonds, Series 1999A (FHA-Insured
                 Mortgage - Bishops Commons Inc. Project), 5.375%, 2/01/49

        4,000   Syracuse Housing Authority, FHA-Insured Mortgage                          2/08 at 102           AAA        3,971,200
                 Revenue Bonds (Loretto Rest Residential Health Care Facility
                 Project), Series 1997A, 5.600%, 8/01/17


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP) (continued)
                            March 31, 2000
   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 3.9%

$          10   The City of New York, General Obligation Bonds,                       8/02 at 101 1/2           AAA      $    10,497
                 Fiscal 1992 Series C, 6.625%, 8/01/12

           30   The City of New York, General Obligation Bonds,                       8/01 at 101 1/2            A-           32,177
                 Fiscal 1991 Series D, 9.500%, 8/01/02

        1,060   The City of New York, General Obligation Bonds,                           2/05 at 101            A-        1,123,759
                  Fiscal 1995 Series F, 6.375%, 2/15/06

        1,500   The City of New York, General Obligation Bonds,                           8/08 at 101            A-        1,322,385
                 Fiscal 1999 Series C, 5.000%, 8/15/22

        2,095   City of Niagara Falls, Niagara County, New York, Water                   No Opt. Call           AAA        2,512,994
                 Treatment Plant Serial Bonds of 1994, 8.000%, 11/01/09
                 (Alternative Minimum Tax)

       10,000   Commonwealth of Puerto Rico, Public Improvement Refunding                 7/08 at 101           AAA        8,345,400
                 Bonds, Series 1998 (General Obligation Bonds), 4.500%, 7/01/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 13.4%

        2,000   Battery Park City Authority, Junior Revenue Bonds,                       11/06 at 102           AAA        1,900,620
                 Series 1996A, 5.500%, 11/01/29

        7,000   Metropolitan Transportation Authority, Dedicated Tax Fund                 4/07 at 101           AAA        6,429,290
                 Bonds, Series 1996A, 5.250%, 4/01/26

        2,000   Nassau Health Care Corporation, Health System Revenue Bonds,              8/09 at 102           AAA        1,973,300
                 Series 1999 (Nassau County, New York Guaranteed),
                 5.750%, 8/01/29

        1,230   New York City Transitional Finance Authority, Future Tax                  8/09 at 101            AA        1,219,557
                 Secured Bonds, Fiscal 2000 Series A, Tax-Exempt,
                 5.750%, 8/15/24

        3,000   Dormitory Authority of the State of New York, Court Facilities            5/10 at 101           AAA        2,967,990
                 Lease Revenue Bonds (The City of New York Issue),
                 Series 1999, 5.750%, 5/15/30

        4,365   Dormitory Authority of the State of New York, Mental Health               2/08 at 102           AAA        3,867,477
                 Services Facilities Improvement Revenue Bonds,
                 Series 1998B, 5.000%, 2/15/23

        7,000   Dormitory Authority of the State of New York, Mental Health               2/09 at 101           AAA        6,117,720
                 Services Facilities Improvement Revenue Bonds, Series 1999C,
                 4.750%, 8/15/19

        4,210   Dormitory Authority of the State of New York, 4201 Schools                7/09 at 101             A        3,748,626
                 Program Revenue Bonds, Series 1998, 5.000%, 7/01/18

          940   New York State Housing Finance Agency, Health Facilities Revenue         11/00 at 102          BBB+          966,029
                  Bonds (New York City), 1990 Series A Refunding, 8.000%, 11/01/08

        1,195   New York State Medical Care Facilities Finance Agency,                    8/00 at 102             A        1,221,684
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1990 Series A, 7.750%, 2/15/20

          335   New York State Medical Care Facilities Finance Agency,                    8/00 at 102           AAA          345,425
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1990 Series B, 7.875%, 8/15/20

           10   New York Medical Care Facilities Finance Agency, Mental                   2/02 at 102             A           10,577
                 Health Services Facilities Improvement Revenue Bonds,
                 1991 Series D, 7.400%, 2/15/18

        6,900   New York State Urban Development Corporation, Correctional                1/08 at 102             A        5,910,333
                 Facilities Service Contract Revenue Bonds, Series A,
                 5.000%, 1/01/28

        3,000   New York State Urban Development Corporation, Correctional                1/09 at 101           AAA        3,053,940
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

        5,000   City School District of Niagara Falls, Certificates of Participation      6/08 at 101          BBB-        4,357,550
                 (High School Facility), Series 1998, 5.375%, 6/15/28

        1,500   Virgin Islands Public Finance Authority, Revenue Bonds                   10/10 at 101          BBB-        1,517,550
                 (Virgin Islands Gross Receipts Taxes Loan Note),
                 Series 1999A, 6.500%, 10/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 10.4%

       15,525   Metropolitan Transportation Authority, Commuter Facilities                7/08 at 101             A       13,809,643
                 Revenue Bonds, Series 1998A, 5.250%, 7/01/28

        4,000   Metropolitan Transportation Authority, Transit Facilities                 7/09 at 100             A        4,026,360
                 Revenue Bonds, Series 1999A, 6.000%, 7/01/24

        2,250   New York City Industrial Development Agency, Special Facility            12/08 at 102             A        1,905,188
                 Revenue Bonds, Series 1998 (British Airways PLC Project),
                 5.250%, 12/01/32 (Alternative Minimum Tax)

        6,455   New York State Thruway Authority, General Revenue                         1/04 at 102           AAA        5,827,316
                 Bonds, Series B, 5.000%, 1/01/20


   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$       1,000   Niagara Frontier Transportation Authority (Buffalo Niagara                4/09 at 101           AAA      $   961,350
                 International Airport), Airport Revenue Bonds, Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)

        1,750   Triborough Bridge and Tunnel Authority, General Purpose                   1/07 at 101           Aa3        1,600,988
                 Revenue Bonds, Series 1997A, 5.250%, 1/01/28

        7,500   Triborough Bridge and Tunnel Authority, General Purpose                   1/10 at 100           Aa3        7,126,200
                 Revenue Bonds, Series 1999B, 5.500%, 1/01/30


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 21.1%

        5,500   Metropolitan Transportation Authority, Transit Facilities                 7/00 at 102           AAA        5,654,880
                 1987 Service Contract Bonds, Series 3, 7.500%, 7/01/16
                 (Pre-refunded to 7/01/00)

        1,000   Monroe County Water Authority, Series 1991B, Water                        8/01 at 101           AAA        1,035,940
                 System Revenue Bonds, 6.500%, 8/01/16
                 (Pre-refunded to 8/01/01)

        1,350   The City of New York, General Obligation Bonds,                       4/00 at 101 1/2           AAA        1,380,929
                 Fiscal 1990 Series B, 7.250%, 10/01/06

           40   The City of New York, General Obligation Bonds,                       8/02 at 101 1/2           AAA           42,257
                 Fiscal 1992 Series C, Fixed Rate Bonds, Subseries C-1,
                 6.625%, 8/01/12 (Pre-refunded to 8/01/02)

          275   The City of New York, General Obligation Bonds,                          No Opt. Call           Aaa          286,061
                 Fiscal 1995 Series E, 6.500%, 8/01/02

        1,540   The City of New York, General Obligation Bonds,                           2/05 at 101         A-***        1,651,866
                 Fiscal 1993 Series F, 6.375%, 2/15/06
                 (Pre-refunded to 2/15/05)

           50   The City of New York, General Obligation Bonds,                          11/00 at 100         A-***           49,568
                 Fiscal 1991 Series F, 3.000%, 11/15/00
                 (Pre-refunded to 11/15/00)

          390   The City of New York, New York, General Obligation Bonds,             5/03 at 101 1/2           AAA          397,843
                 Fiscal 1993 Series E, 5.750%, 5/15/13 (Pre-refunded to 5/15/03)

          250   New York City Municipal Water Finance Authority, Water                6/00 at 101 1/2           Aaa          255,440
                 and Sewer System Revenue Bonds, Fiscal 1991 Series A,
                 7.500%, 6/15/19 (Pre-refunded to 6/15/00)

        4,000   New York City, Municipal Water Finance Authority,                     6/01 at 101 1/2           Aaa        4,213,360
                 Water and Sewer System Revenue Bonds, Fiscal 1991 Series C,
                 7.750%, 6/15/20 (Pre-refunded to 6/15/01)

       10,000   Dormitory Authority of the State of New York, City University             7/00 at 102           Aaa       10,284,700
                 System Consolidated Revenue Bonds, Series 1990A,
                 7.625%, 7/01/20 (Pre-refunded to 7/01/00)

        6,850   Dormitory Authority of the State of New York, Revenue Bonds,              7/00 at 102           Aaa        7,046,253
                 Department of Health of the State of New York Issue,
                 Series 1990, 7.700%, 7/01/20 (Pre-refunded to 7/01/00)

        4,400   Dormitory Authority of the State of New York Bonds, Upstate               7/00 at 102       Baa1***        4,523,860
                 Community Colleges, 1990A Issue, 7.600%, 7/01/20
                 (Pre-refunded to 7/01/00)

        2,000   Dormitory Authority of the State of New York, City University             7/00 at 102           Aaa        2,058,140
                 System Consolidated Second General Resolution
                 Revenue Bonds, Series 1990F, 7.875%, 7/01/17
                 (Pre-refunded to 7/01/00)

          350   Dormitory Authority of the State of New York, State                       5/00 at 102           AAA          358,299
                 University Educational Facilities Revenue Bonds,
                 Series 1989B, 7.250%, 5/15/15 (Pre-refunded to 5/15/00)

        1,000   New York State Environmental Facilities Corporation,                      6/01 at 102           Aaa        1,052,400
                 State Water Pollution Control Revolving Fund Revenue
                 Bonds, Series 1991A (New York City Municipal Water
                 Finance Authority Project), 7.250%, 6/15/10
                 (Pre-refunded to 6/15/01)

        4,560   New York State Housing Finance Agency, Health Facilities                 11/00 at 102           AAA        4,748,784
                 Revenue Bonds (New York City), 1990 Series A
                 Refunding, 8.000%, 11/01/08 (Pre-refunded to 11/01/00)

        3,000   New York Local Government Assistance Corporation,                         4/01 at 102           AAA        3,146,700
                 Series 1991A, 7.250%, 4/01/18 (Pre-refunded to 4/01/01)

        8,000   New York Local Government Assistance Corporation,                         4/01 at 102           AAA        8,410,640
                 Series 1991B, 7.500%, 4/01/20 (Pre-refunded to 4/01/01)

        1,295   New York State Medical Care Facilities Finance Agency,                    8/00 at 102           AAA        1,337,515
                 Hospital Insured Mortgage Revenue Bonds,
                 1990 Series A, 7.700%, 2/15/25 (Pre-refunded to 8/15/00)

        2,070   New York State Medical Care Facilities Finance Agency,                    8/00 at 102           Aaa        2,139,242
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1990 Series B, 7.875%, 8/15/20 (Pre-refunded to 8/15/00)

        2,000   New York State Medical Care Facilities Finance Agency,                    2/01 at 102           Aaa        2,094,560
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1991 Series A, 7.500%, 2/15/21 (Pre-refunded to 2/15/01)

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP) (continued)
                            March 31, 2000

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$         810   New York Medical Care Facilities Finance Agency, Mental                   2/02 at 102          A***      $   863,468
                 Health Services Facilities Improvement Revenue Bonds,
                 1991 Series D, 7.400%, 2/15/18 (Pre-refunded to 2/15/02)

        5,655   New York State Urban Development Corporation, Project                     1/01 at 102           Aaa        5,917,675
                 Revenue Bonds (Onondaga County Convention Center),
                 Series 1990, 7.875%, 1/01/20 (Pre-refunded to 1/01/01)

        2,230   City of Yonkers, New York, General Obligation School Bonds,              12/00 at 102           AAA        2,320,917
                 Series 1990-C, 7.375%, 12/01/09 (Pre-refunded to 12/01/00)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.9%

        1,000   Islip Resource Recovery Agency, Resource Recovery System                  7/04 at 102           AAA        1,031,250
                 Revenue Bonds (1985 Facility), Series B, 6.125%, 7/01/13
                 (Alternative Minimum Tax)

        2,620   Long Island Power Authority, Electric System General Revenue              6/03 at 101            A-        2,420,539
                 Bonds, Series 1998A, 5.500%, 12/01/29

        6,000   New York City Industrial Development Agency, Industrial                  10/08 at 102          BBB-        5,318,160
                 Development Revenue Bonds (Brooklyn Navy Yard
                 Cogeneration Partners, L.P. Project), Series 1997,
                 5.750%, 10/01/36 (Alternative Minimum Tax)

        1,000   New York State Energy Research and Development Authority,                12/03 at 102           AAA          963,850
                 Solid Waste Disposal Revenue Bonds (New York State
                 Electric and Gas Corporation Project), 1993 Series A,
                 5.700%, 12/01/28 (Alternative Minimum Tax)

        4,200   Suffolk County Industrial Development Agency, 1998 Industrial             1/09 at 101           N/R        3,613,092
                 Development Revenue Bonds (Nissequogue Cogen Partners
                 Facility), 5.500%, 1/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.1%

        2,000   New York City Municipal Water Finance Authority, Water and                6/07 at 101           AAA        1,826,260
                 Sewer System Revenue Bonds, Fiscal 1998 Series B,
                 5.250%, 6/15/29

        1,250   New York City Municipal Water Finance Authority, Water                    6/09 at 101           AAA        1,190,236
                 and Sewer System Revenue Bonds, Fiscal 2000
                 Series A, 5.500%, 6/15/32

        9,825   New York State Environmental Facilities Corporation,                      6/00 at 102           Aa1       10,080,350
                 State Water Pollution Control Revolving Fund Revenue Bonds,
                 Series 1990A (New York City Municipal Water Finance
                 Authority Project), 7.500%, 6/15/12

          930   New York State Environmental Facilities Corporation, State               11/04 at 102           AAA        1,006,620
                 Water Pollution Control Revolving Fund Revenue Bonds,
                 Series 1994D (Pooled Loan Issue), 6.900%, 5/15/15
------------------------------------------------------------------------------------------------------------------------------------
$     345,125   Total Investments - (cost $335,155,263) - 98.3%                                                          334,227,606
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                       5,809,542
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $340,037,148
                ====================================================================================================================



                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQN)
                            March 31, 2000

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 9.8%

$       5,030   The Trust for Cultural Resources of the City of New York, Revenue         7/09 at 101           AAA      $ 5,004,800
                 Bonds, Series 1999A (American Museum of
                 Natural History), 5.750%, 7/01/29

        2,260   New York City Industrial Development Agency, Civic Facility               7/08 at 101           AAA        1,775,298
                 Refunding and Equipment Revenue Bonds (1998 Lighthouse
                 International Project), 4.500%, 7/01/33

        3,000   Dormitory Authority of the State of New York, Lease Revenue               7/09 at 101           AAA        2,863,530
                 Bonds (State University Dormitory Facilities Issue),
                 Series 1999C, 5.500%, 7/01/29

        5,000   Dormitory Authority of the State of New York, New York                    7/01 at 102           AAA        5,132,000
                 University Insured Revenue Bonds, Series 1991, 6.000%, 7/01/15

        3,000   Dormitory Authority of the State of New York, City University             7/03 at 100           AAA        2,702,730
                 System Consolidated Revenue Bonds, Series 1993F, 5.000%, 7/01/20

        4,375   Dormitory Authority of the State of New York, Long Island University      9/06 at 102           AAA        4,178,563
                 Insured Revenue Bonds, Series 1996, 5.500%, 9/01/26

        1,000   Dormitory Authority of the State of New York, Siena College               7/07 at 102           AAA          989,870
                 Insured Revenue Bonds, Series 1997, 5.750%, 7/01/26

        4,360   Dormitory Authority of the State of New York, Fordham University          7/08 at 101           AAA        3,823,197
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28

        1,400   Dormitory Authority of the State of New York, State University            5/08 at 100           AAA        1,187,928
                 Educational Facilities Revenue Bonds, Series 1998A,
                 4.750%, 5/15/25

        3,500   Dormitory Authority of the State of New York, The Culinary                7/09 at 101           Aaa        3,122,140
                 Institute of America Insured Revenue Bonds, Series 1999,
                 5.000%, 7/01/22

        2,265   Dormitory Authority of the State of New York, Skidmore College            7/08 at 101           Aaa        1,986,133
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28

        5,000   Dormitory Authority of the State of New York, City University             7/09 at 101           AAA        4,772,550
                 System Consolidated Third General Resolution Revenue Bonds,
                 1999 Series 1, 5.500%, 7/01/29

        1,200   Dormitory Authority of the State of New York, Cooper Union                7/09 at 101           AAA        1,250,580
                 Insured Revenue Bonds, Series 1999, 6.250%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.9%

        1,250   New York City Health and Hospitals Corporation, Health System             2/03 at 102           AAA        1,233,825
                 Bonds, 1993 Series A, 5.750%, 2/15/22

        3,000   New York City Health and Hospitals Corporation, Health System             2/09 at 101           AAA        2,690,790
                 Bonds, 1999 Series A, 5.000%, 2/15/20

        1,000   Dormitory Authority of the State of New York, Maimonides                  2/06 at 102           AAA          991,500
                 Medical Center, FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 1996A, 5.750%, 8/01/24

        3,135   Dormitory Authority of the State of New York, Secured                 2/08 at 101 1/2           AAA        2,745,163
                 Hospital Insured Revenue Bonds (Southside Hospital),
                 Series 1998, 5.000%, 2/15/25

       10,000   Dormitory Authority of the State of New York, The New York                2/08 at 101           AAA        8,653,900
                 and Presbyterian Hospital, FHA-Insured Mortgage Hospital
                 Revenue Bonds, Series 1998, 5.000%, 8/01/32

        5,000   Dormitory Authority of the State of New York, Highland                    2/08 at 102           AAA        4,700,300
                 Hospital of Rochester, FHA-Insured Mortgage Hospital
                 Revenue Bonds, Series 1997A, 5.400%, 8/01/27

        3,280   Dormitory Authority of the State of New York (North Shore                11/08 at 101           AAA        2,881,874
                 Health System Obligated Group), North Shore University
                 Hospital Revenue Bonds, Series 1998, 5.000%, 11/01/23

        3,070   Dormitory Authority of the State of New York, Montefiore                  8/09 at 101           AAA        2,864,249
                 Medical Center, FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 1999, 5.500%, 8/01/38

        8,000   Dormitory Authority of the State of New York (Catholic Health             7/09 at 101           AAA        7,648,480
                 Services of Long Island Obligated Group), St. Charles Hospital
                 and Rehabilitation Center Revenue Bonds, Series 1999A,
                 5.500%, 7/01/22


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQN) (continued)
                            March 31, 2000
   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)


$       1,500   Dormitory Authority of the State of New York (Catholic Health             7/09 at 101           AAA      $ 1,434,090
                 Services of Long Island Obligated Group), St. Francis
                 Hospital Revenue Bonds, Series 1999A, 5.500%, 7/01/22

        3,000   Dormitory Authority of the State of New York, New Island                  7/09 at 101           AAA        3,005,850
                 Hospital Insured Revenue Bonds, Series 1999A,
                 5.750%, 7/01/19

       12,000   New York State Medical Care Facilities Finance Agency,                   11/00 at 102           AAA       12,446,400
                 North Shore University Hospital, Mortgage Project Revenue
                 Bonds, 1990 Series A, 7.200%, 11/01/20


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.1%

       10,000   New York City Housing Development Corporation, Multi-Unit                 6/01 at 102           AAA       10,452,100
                 Mortgage Refunding Bonds (FHA-Insured Mortgage Loans),
                 1991 Series A, 7.350%, 6/01/19

                New York State Housing Finance Agency, Housing Project Mortgage
                Revenue Bonds, 1996 Series A Refunding:
        1,970    6.100%, 11/01/15                                                         5/06 at 102           AAA        2,005,046
        2,985    6.125%, 11/01/20                                                         5/06 at 102           AAA        3,004,641

          985   New York State Housing Finance Agency, Insured Multifamily                8/04 at 102           AAA        1,016,707
                 Mortgage Housing Revenue Bonds, 1994 Series B,
                 6.250%, 8/15/14


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.5%

        2,000   State of New York Mortgage Agency, Homeowner Mortgage                     4/07 at 102           AAA        2,019,960
                 Revenue Bonds, Series 63, 6.125%, 4/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.0%

        3,000   Castle Rest Residential Health Care Facility (Syracuse,                   8/07 at 102           AAA        2,891,490
                 New York), FHA-Insured Mortgage Revenue Bonds,
                 Series 1997A, 5.750%, 8/01/37 (Optional put 8/01/07)

        1,185   Village of East Rochester Housing Authority,                              8/07 at 102           AAA        1,150,730
                 FHA-Insured Mortgage Revenue Bonds (St. John's Meadows
                 Project), Series 1997A, 5.750%, 8/01/37


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 3.8%

                City of Buffalo, New York, School Serial Bonds, Series 1999E:
        1,755    6.000%, 12/01/18                                                        12/09 at 101           AAA        1,821,234
          425    6.000%, 12/01/19                                                        12/09 at 101           AAA          438,830

                Germantown Central School District, Columbia County, New York,
                School District Serial Bonds, Series 1999:
          700    5.400%, 6/15/17                                                          6/08 at 101           Aaa          691,831
          700    5.400%, 6/15/18                                                          6/08 at 101           Aaa          687,610

          700   Jericho Union Free School District, Nassau County, New York,              8/09 at 101           Aaa          703,731
                 School District Serial Bonds, Series 2000, 5.600%, 8/01/18

                Lyndonville Central School District, Orleans County, New York,
                School District Serial Bonds, Series 2000:
          330    5.750%, 6/01/18                                                          6/08 at 101           Aaa          334,920
          330    5.750%, 6/01/19                                                          6/08 at 101           Aaa          333,386

          805   County of Nassau, New York, General Obligation Serial                     9/09 at 102           Aaa          779,618
                 Improvement Bonds, Series D, 5.300%, 9/01/17

        2,250   The City of New York, General Obligation Bonds,                       9/00 at 101 1/2           AAA        2,310,120
                 Fiscal 1991 Series A, 7.250%, 3/15/19

        2,520   State of New York, Various Purpose Bonds, 7.300%, 3/01/10                 3/01 at 102           AAA        2,631,863

        1,500   Town of North Hempstead, Nassau County, New York, General                 3/08 at 101           Aaa        1,334,310
                 Obligation Refunding Serial Bonds, 1998 Series B, 4.750%, 3/01/18

          255   City of Port Jervis, Orange County, Water Improvement Serial Bonds,       3/09 at 101           Aaa          249,158
                 Series 1999, 5.625%, 3/15/24

        1,000   Commonwealth of Puerto Rico, General Obligation Public                    7/10 at 100           AAA        1,005,670
                 Improvement Bonds of 2000, 5.750%, 7/01/26 (WI)

        1,630   Watertown City School District, Jefferson County, New York,               6/09 at 101           AAA        1,643,920
                 General Obligation Series Bonds, Series 2000, 5.750%, 6/15/19



   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 18.1%

$       3,775   Metropolitan Transportation Authority, Dedicated Tax Fund Bonds,          4/07 at 101           AAA      $ 3,467,224
                 Series 1996A, 5.250%, 4/01/26

                Metropolitan Transportation Authority, Dedicated Tax Fund Bonds,
                Series 1998A:
        5,000    5.000%, 4/01/23                                                          4/08 at 101           AAA        4,451,900
        6,500    4.750%, 4/01/28                                                          4/08 at 101           AAA        5,491,915

        2,000   Nassau Health Care Corporation, Health System Revenue Bonds,              8/09 at 102           AAA        1,973,300
                 Series 1999 (Nassau County, New York, Guaranteed),
                 5.750%, 8/01/29

       10,000   New York City Transitional Finance Authority, Future Tax Secured          5/08 at 101           AAA        8,069,100
                 Bonds, Fiscal 1998 Series B, 4.500%, 11/15/27

        4,500   Dormitory Authority of the State of New York, Court Facilities            5/10 at 101           AAA        4,451,985
                 Lease Revenue Bonds (The City of New York Issue),
                 Series 1999, 5.750%, 5/15/30

        1,250   Dormitory Authority of the State of New York, Leake and                   7/04 at 102           AAA        1,265,750
                 Watts Services, Inc., Insured Revenue Bonds, Series 1994,
                 6.000%, 7/01/23

        2,500   Dormitory Authority of the State of New York, Mental Health               8/07 at 101           AAA        2,234,875
                 Services Facilities Improvement Revenue Bonds,
                 Series 1997D, 5.125%, 8/15/27

        4,860   Dormitory Authority of the State of New York, Mental Health               2/08 at 102           AAA        4,306,057
                 Services Facilities Improvement Revenue Bonds, Series 1998A,
                 5.000%, 2/15/23

        2,250   Dormitory Authority of the State of New York, Insured Revenue             7/08 at 101           AAA        2,068,965
                 Bonds (853 Schools Program, 1998 Issue 2), Saint Anne
                 Institute Insured Revenue Bonds, Series 1998E,
                 5.000%, 7/01/18

        2,000   Dormitory Authority of the State of New York, Mental                      2/09 at 101           AAA        1,710,660
                 Health Services Facilities Improvement Revenue Bonds,
                 Series 1999C, 4.750%, 8/15/22

        3,340   Dormitory Authority of the State of New York, Special Act                 7/09 at 101           AAA        3,363,046
                 School Districts Program Insured Revenue Bonds,
                 Series 1999, 5.750%, 7/01/19

        4,300   Dormitory Authority of the State of New York, Mental Health               2/06 at 102           AAA        4,037,227
                 Services Facilities Improvement Revenue Bonds,
                 Series 1996B, 5.375%, 2/15/26

        2,250   New York State Environmental Facilities Corporation,                      4/07 at 100           AAA        2,037,960
                 Riverbank State Park Special Obligation Refunding Revenue
                 Bonds, 1996 Series, 5.125%, 4/01/22

        3,000   New York State Medical Care Facilities Finance Agency,                    2/04 at 102           AAA        2,752,410
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1994 Series A, 5.250%, 8/15/23

           35   New York State Medical Care Facilities Finance Agency,                    2/05 at 102           AAA           35,340
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1995 Series A, 6.000%, 2/15/25

          215   New York State Medical Care Facilities Finance Agency, Mental             2/02 at 102           AAA          219,825
                 Health Services Facilities Improvement Revenue Bonds,
                 1992 Series B, 6.250%, 8/15/18

           40   New York State Medical Care Facilities Finance Agency,                    8/04 at 102           AAA           41,277
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1994 Series E, 6.250%, 8/15/19

        2,080   New York State Medical Care Facilities Finance Agency,                    2/04 at 102           AAA        1,955,325
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1993 Series F Refunding, 5.250%, 2/15/19

        1,530   Empire Development Corporation, New York State Urban                      1/06 at 102           AAA        1,438,292
                 Development Corporation, Correctional Capital Facilities
                 Revenue Bonds, Series 6, 5.375%, 1/01/25

        7,900   New York State Urban Development Corporation, Correctional                1/09 at 101           AAA        8,042,042
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

        2,000   Puerto Rico Municipal Finance Agency, 1999 Series A, 5.500%, 8/01/19      8/09 at 101           AAA        1,996,300

        1,435   Suffolk County Industrial Development Agency, New York, Civic            10/10 at 102           Aaa        1,476,357
                 Facility Revenue Bonds, Series 1999A (Hampton Bays Public
                 Library Project), 6.000%, 10/01/19

        5,000   Triborough Bridge and Tunnel Authority, Special Obligation                1/01 at 102           AAA        5,172,100
                 Refunding Bonds, Series 1991B, 6.875%, 1/01/15


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 12.0%

       10,215   Metropolitan Transportation Authority, Commuter Facilities                7/07 at 101           AAA        9,570,127
                 Revenue Bonds, Series 1997C, 5.375%, 7/01/27


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQN) (continued)
                            March 31, 2000
   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION (continued)

$       2,625   Metropolitan Transportation Authority, Commuter Facilities Revenue        7/07 at 101           AAA      $ 2,348,036
                 Bonds, Series 1997E, 5.000%, 7/01/21

        1,000   Metropolitan Transportation Authority, Commuter Facilities                7/08 at 101           AAA          918,750
                 Revenue Bonds, Series 1998A, 5.250%, 7/01/28

        3,505   Metropolitan Transportation Authority, Transit Facilities             7/07 at 101 1/2           AAA        3,408,017
                 Revenue Bonds, Series 1997A, 5.625%, 7/01/25

        2,300   Niagara Frontier Transportation Authority (Buffalo Niagara                4/09 at 101           AAA        2,211,105
                 International Airport), Airport Revenue Bonds, Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)

        9,000   The Port Authority of New York and New Jersey, Consolidated Bonds,        4/01 at 101           AAA        9,252,090
                 Seventy-Third Series, 6.750%, 4/15/26 (Alternative Minimum Tax)

        3,025   The Port Authority of New York and New Jersey, Special Project           12/07 at 100           AAA        2,978,869
                 Bonds, Series 6 (JFK International Air Terminal LLC Project),
                 5.750%, 12/01/25 (Alternative Minimum Tax)

                Puerto Rico Ports Authority, Revenue Bonds, Series D:
        5,250    7.000%, 7/01/14 (Alternative Minimum Tax)                                7/01 at 102           AAA        5,479,110
       11,500    6.000%, 7/01/21 (Alternative Minimum Tax)                                7/01 at 100           AAA       11,536,455


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 23.4%

        5,500   Metropolitan Transportation Authority, Commuter Facilities                7/02 at 102           AAA        5,785,230
                 Revenue Bonds, Series 1992B, 6.250%, 7/01/17
                 (Pre-refunded to 7/01/02)

                County of Nassau, General Obligation Refunding Bonds:
        1,075    6.800%, 7/01/11 (Pre-refunded to 7/01/01)                                7/01 at 102           AAA        1,126,245
        1,065    6.800%, 7/01/12 (Pre-refunded to 7/01/01)                                7/01 at 102           AAA        1,115,769
        1,055    6.800%, 7/01/13 (Pre-refunded to 7/01/01)                                7/01 at 102           AAA        1,105,292
        1,045    6.800%, 7/01/14 (Pre-refunded to 7/01/01)                                7/01 at 102           AAA        1,094,815
        1,030    6.800%, 7/01/15 (Pre-refunded to 7/01/01)                                7/01 at 102           AAA        1,079,100

                The City of New York, General Obligation Bonds, Fiscal 1991 Series B:
        1,950    7.000%, 6/01/04 (Pre-refunded to 6/01/01)                            6/01 at 101 1/2           AAA        2,036,229
        1,550    7.000%, 6/01/04                                                      6/01 at 101 1/2           AAA        1,617,906

                The City of New York, General Obligation Bonds, Fiscal 1990 Series I:
          950    7.250%, 8/15/14                                                      8/00 at 100 3/4           AAA          969,057
        1,270    7.250%, 8/15/17                                                      8/00 at 100 3/4           AAA        1,294,054

        3,030   The City of New York, General Obligation Bonds,                       9/00 at 101 1/2           AAA        3,117,537
                 Fiscal 1991 Series A, 7.250%, 3/15/18

        5,965   New York City Municipal Water Finance Authority, Water                6/00 at 101 1/2           AAA        6,091,876
                 and Sewer System Revenue Bonds, Fiscal 1991 Series A,
                 7.250%, 6/15/15 (Pre-refunded to 6/15/00)

        1,150   Dormitory Authority of the State of New York, Judicial                    7/00 at 100           AAA        1,347,156
                 Facilities Lease Revenue Bonds (Suffolk County Issue),
                 Series 1986, 7.375%, 7/01/16

       10,000   Dormitory Authority of the State of New York, City University             7/00 at 102           AAA       10,281,600
                 System Consolidated Second General Resolution Revenue
                 Bonds, Series 1990F, 7.500%, 7/01/20 (Pre-refunded to 7/01/00)

        1,000   Dormitory Authority of the State of New York, Cooper Union                7/01 at 102           AAA        1,052,480
                 Insured Revenue Bonds, Series 1990, 7.200%, 7/01/20
                 (Pre-refunded to 7/01/01)

        2,540   Dormitory Authority of the State of New York, Fordham University          7/00 at 102           AAA        2,609,723
                 Insured Revenue Bonds, Series 1990, 7.200%, 7/01/15
                 (Pre-refunded to 7/01/00)

        5,000   New York State Housing Finance Agency, State University                  No Opt. Call           AAA        5,555,500
                 Construction Refunding Bonds, 1986 Series A, 7.900%, 11/01/06

        2,500   New York State Medical Care Facilities Finance Agency,                   11/00 at 102           AAA        2,597,425
                 Beth Israel Medical Center (Main Campus), Project Revenue
                 Bonds, 1990 Series A, 7.500%, 11/01/10 (Pre-refunded to 11/01/00)

        8,625   New York State Medical Care Facilities Finance Agency,                    5/01 at 102           AAA        9,046,590
                 The Mary Imogene Bassett Hospital Project Revenue Bonds,
                 1991 Series A, 7.125%, 11/01/20 (Pre-refunded to 5/01/01)

        3,140   New York State Medical Care Facilities Finance Agency,                    2/05 at 102           AAA        3,333,989
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1995 Series A, 6.000%, 2/15/25 (Pre-refunded to 2/15/05)

        1,895   New York Medical Care Facilities Finance Agency, Mental                   2/02 at 102           AAA        1,983,231
                 Health Services Facilities Improvement Revenue Bonds,
                 1992 Series B, 6.250%, 8/15/18 (Pre-refunded to 2/15/02)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       1,960   New York State Medical Care Facilities Finance Agency,                    8/04 at 102           AAA      $ 2,101,414
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1994 Series E, 6.250%, 8/15/19 (Pre-refunded to 8/15/04)

        6,000   New York State Medical Care Facilities Finance Agency,                    2/05 at 102           AAA        6,592,740
                 New York Hospital, FHA-Insured Mortgage Revenue Bonds,
                 1994 Series A, 6.800%, 8/15/24 (Pre-refunded to 2/15/05)

        4,150   New York State Thruway Authority, General Revenue Bonds,                  1/05 at 102           AAA        4,413,318
                 Series C, 6.000%, 1/01/25 (Pre-refunded to 1/01/05)

        9,635   Suffolk County Water Authority, Water System Revenue Bonds,               6/00 at 102           AAA        9,872,503
                 Series 1991, 7.000%, 6/01/16 (Pre-refunded to 6/01/00)

        3,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue       1/01 at 101 1/2           AAA        3,105,990
                 Bonds, Series S, 7.000%, 1/01/21 (Pre-refunded to 1/01/01)

        2,500   Triborough Bridge and Tunnel Authority, General Purpose                   1/01 at 102           AAA        2,600,450
                 Revenue Bonds, Series T, 7.000%, 1/01/20 (Pre-refunded to 1/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.0%

                Long Island Power Authority, Electric System General Revenue
                Bonds, Series 1998A:
        5,750    5.125%, 12/01/22                                                         6/08 at 101           AAA        5,199,725
        3,000    5.750%, 12/01/24                                                         6/08 at 101           AAA        2,974,350

        5,000   New York State Energy Research and Development Authority,                 7/00 at 101            A+        5,060,900
                 Electric Facilities Revenue Bonds, Series 1991A (Consolidated
                 Edison Company of New York, Inc. Project), 7.500%, 1/01/26
                 (Alternative Minimum Tax)

        2,500   New York State Energy Research and Development Authority,                 5/02 at 102           AAA        2,626,275
                 Adjustable Rate Gas Facilities Revenue Bonds, Series 1989B
                 (The Brooklyn Union Gas Company Project), 6.750%, 2/01/24
                 (Alternative Minimum Tax)

        2,250   New York State Energy Research and Development Authority,                 7/03 at 102           AAA        2,140,673
                 Gas Facilities Revenue Bonds, Series C (The Brooklyn Union
                 Gas Company Project), 5.600%, 6/01/25 (Alternative Minimum Tax)

        1,000   New York State Energy Research and Development Authority,                 7/05 at 102           AAA        1,010,530
                 Adjustable Rate Pollution Control Revenue Bonds (New York
                 State Electric and Gas Corporation Project), 1987 Series A,
                 6.150%, 7/01/26 (Alternative Minimum Tax)

        2,500   New York State Energy Research and Development Authority,                 5/02 at 102           AAA        2,548,950
                 Pollution Control Revenue Bonds, Series 1992B (Rochester Gas
                 and Electric Corporation Projects), 6.500%, 5/15/32
                 (Alternative Minimum Tax)

        2,000   New York State Energy Research and Development Authority,                 9/08 at 102           AAA        1,991,540
                 Pollution Control Revenue Bonds (Rochester Gas and Electric
                 Corporation Project), Series 1998A, 5.950%, 9/01/33
                 (Alternative Minimum Tax)

        2,000   New York State Energy Research and Development Authority,                 1/01 at 101           AAA        2,045,980
                 Facilities Revenue Bonds, Series 1992A (Consolidated Edison
                 Company of New York, Inc. Project), 6.750%, 1/15/27
                 (Alternative Minimum Tax)

        2,000   New York State Energy Research and Development Authority,                12/01 at 101           AAA        2,033,740
                 Facilities Revenue Bonds, Series 1992B (Consolidated Edison
                 Company of New York, Inc. Project), 6.375%, 12/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.5%

        2,855   Buffalo, New York, Municipal Water Finance Authority, Water               7/09 at 101           AAA        2,912,043
                 System Revenue Bonds, Series 1999, 6.000%, 7/01/29

        2,115   Town of Clifton Park Water Authority, Water System Revenue               10/03 at 102           AAA        1,857,622
                 Bonds, Series 1993, 5.000%, 10/01/26

        6,000   New York City Municipal Water Finance Authority, Water                    6/08 at 101           AAA        5,096,580
                 and Sewer System Revenue Bonds, Fiscal 1998
                 Series D, 4.750%, 6/15/25

        4,750   New York City Municipal Water Finance Authority,                          6/09 at 101           AAA        4,522,900
                 Water and Sewer System Revenue Bonds, Fiscal 2000
                 Series A, 5.500%, 6/15/32


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQN) (continued)
                            March 31, 2000

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (continued)

$       5,000   Suffolk County Water Authority, Water System Revenue Bonds,               6/03 at 102           AAA      $ 4,606,700
                 Series 1994, 5.000%, 6/01/17

        2,750   Western Nassau County Water Authority, System Revenue Bonds,              5/06 at 102           AAA        2,682,103
                 Series 1995, 5.650%, 5/01/26
------------------------------------------------------------------------------------------------------------------------------------
$     398,880   Total Investments - (cost $384,951,620) - 98.1%                                                          389,592,236
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                       7,718,291
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $397,310,527
                ====================================================================================================================


                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    (WI) Security purchased on a when-issued basis.

                                  See accompanying notes to financial statements

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC. (NVN)
                            March 31, 2000



   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 13.1%

$       1,000   Nassau County Industrial Development Agency, Civic Facility               7/08 at 102           AAA      $   889,730
                 Revenue and Refunding Bonds (Hofstra University Project),
                 Series 1998, 5.000%, 7/01/23

        7,250   New York City Industrial Development Agency, Civic Facility               1/09 at 101           AAA        6,330,483
                 Revenue Bonds (Horace Mann School Project), 5.000%, 7/01/28

        6,000   Dormitory Authority of the State of New York, St. John's                  7/01 at 102           AAA        6,291,420
                 University Insured Revenue Bonds, Series 1991,
                 6.875%, 7/01/11

       10,000   Dormitory Authority of the State of New York, New York                    7/01 at 102           AAA       10,264,000
                 University Insured Revenue Bonds, Series 1991,
                 6.000%, 7/01/15

        3,920   Dormitory Authority of the State of New York, Rensselaer                  7/01 at 102           AAA        4,092,715
                 Polytechnic Institute Insured Revenue Bonds, Series 1991,
                 6.500%, 7/01/06

       12,875   Dormitory Authority of the State of New York, Mount Sinai                 7/01 at 102           AAA       13,421,544
                 School of Medicine Insured Revenue Bonds, Series 1991,
                 6.750%, 7/01/15

        1,870   Dormitory Authority of the State of New York, Fordham                     7/00 at 102           AAA        1,919,013
                 University Insured Revenue Bonds, Series 1990,
                 7.200%, 7/01/15

        4,100   Dormitory Authority of the State of New York, City University             7/03 at 100           AAA        3,693,731
                 System Consolidated Revenue Bonds, Series 1993F,
                 5.000%, 7/01/20

        2,000   Dormitory Authority of the State of New York, Siena College               7/07 at 102           AAA        1,979,740
                 Insured Revenue Bonds, Series 1997, 5.750%, 7/01/26

        4,000   Dormitory Authority of the State of New York, Fordham University          7/08 at 101           AAA        3,507,520
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28

        8,440   Dormitory Authority of the State of New York, City University             7/00 at 102           AAA        8,667,120
                 System Consolidated Second General Resolution Revenue
                 Bonds, Series 1990C, 7.000%, 7/01/14

        4,500   Dormitory Authority of the State of New York, Ithaca College              7/08 at 101           Aaa        4,040,280
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/21

        5,000   Dormitory Authority of the State of New York, State University            5/06 at 102           AAA        4,776,450
                 Educational Facilities Revenue Bonds, Series 1996,
                 5.500%, 5/15/26


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 8.4%

                Dormitory Authority of the State of New York, St. Vincent's Hospital
                and Medical Center of New York, FHA-Insured Mortgage Revenue
                Bond, Series 1991:
        4,430    7.375%, 8/01/11                                                          8/01 at 102           AAA        4,663,771
        4,150    7.400%, 8/01/30                                                          8/01 at 102           AAA        4,348,287

        3,985   Dormitory Authority of the State of New York, Millard Fillmore            8/04 at 105           AAA        3,677,199
                 Hospitals, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1997, 5.375%, 2/01/32

          935   Dormitory Authority of the State of New York, Maimonides                 No Opt. Call           AAA          953,251
                 Medical Center, FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 1996B, 5.500%, 8/01/14

        9,250   Dormitory Authority of the State of New York, The New York                2/08 at 101           AAA        8,004,858
                 and Presbyterian Hospital, FHA-Insured Mortgage Hospital
                 Revenue Bonds, Series 1998, 5.000%, 8/01/32

        6,430   Dormitory Authority of the State of New York (Catholic Health             7/09 at 101           AAA        6,119,753
                 Services of Long Island Obligated Group), St. Francis Hospital
                 Revenue Bonds, Series 1999A, 5.500%, 7/01/24

        5,500   New York State Medical Care Facilities Finance Agency,                    8/00 at 102           AAA        5,621,880
                 St. Luke's-Roosevelt Hospital Center, FHA-Insured Mortgage
                 Revenue Bonds, 1989 Series A, 7.375%, 2/15/19

       10,755   New York State Medical Care Facilities Finance Agency,                   11/00 at 102           AAA       11,155,086
                 North Shore University Hospital Mortgage Project Revenue
                 Bonds, 1990 Series A, 7.200%, 11/01/20

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC. (NVN) (continued)
                            March 31, 2000

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 5.7%

$       4,000   New York City Housing Development Corporation, Multi-Unit                 6/01 at 102           AAA      $ 4,180,840
                 Mortgage Refunding Bonds (FHA-Insured Mortgage Loans),
                 1991 Series A, 7.350%, 6/01/19

       15,000   New York City Housing Development Corporation, Multifamily                4/00 at 105           AAA       15,779,250
                 Housing Limited Obligation Bonds, Series 1991A,
                 Pass Through Certificates, 6.500%, 2/20/19

                New York State Finance Agency, Housing Project Mortgage Revenue
                Bonds, 1996 Series A Refunding:
          980    6.100%, 11/01/15                                                         5/06 at 102           AAA          997,434
        3,980    6.125%, 11/01/20                                                         5/06 at 102           AAA        4,006,188

        5,000   New York State Urban Development Corporation, Section 236                 1/02 at 102           AAA        5,231,350
                 Revenue Bonds, Series 1992A, 6.750%, 1/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.5%

        1,500   State of New York Mortgage Agency, Homeowner Mortgage                     9/04 at 102           AAA        1,555,590
                 Revenue Bonds, Series 43, 6.450%, 10/01/17

                State of New York Mortgage Agency, Homeowner Mortgage
                Revenue Bonds, Series VV:
        3,610    7.375%, 10/01/11 (Alternative Minimum Tax)                              10/01 at 102           Aa1        3,732,090
          750    7.375%, 10/01/11 (Alternative Minimum Tax)                              10/01 at 102           AAA          776,453

        2,020   State of New York Mortgage Agency, Mortgage Revenue Bonds,                4/00 at 100           AAA        2,023,333
                 Eighth Series A, 6.875%, 4/01/17


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.4%

        2,000   Town of Babylon, New York, Industrial Development Agency,                 8/10 at 101           AAA        2,028,240
                 Civic Facility Revenue Bonds, Series 2000 B (Wsnchs East, Inc.
                 Project), 6.000%, 8/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.1%

        1,200   Town of Brookhaven, Suffolk County, New York, Various                    10/02 at 102           AAA        1,263,432
                 Purposes Serial Bonds, 1991 Series B, 6.400%, 10/01/11

                City of Buffalo, Refunding Serial Bonds of 1991:
          530    6.250%, 2/01/11                                                          2/01 at 101           AAA          539,667
          760    6.250%, 2/01/13                                                          2/01 at 101           AAA          773,239
          760    6.250%, 2/01/15                                                          2/01 at 101           AAA          772,426

                County of Erie, General Obligation Serial Bonds, Public Improvement
                Series 1999A:
          700    5.500%, 10/01/17                                                        10/09 at 101           AAA          699,608
          700    5.250%, 10/01/19                                                        10/09 at 101           AAA          665,973

                Lyndonville Central School District, Orleans County, New York,
                School District Serial Bonds, Series 2000:
          340    5.750%, 6/01/18                                                          6/08 at 101           Aaa          345,069
          340    5.750%, 6/01/19                                                          6/08 at 101           Aaa          343,488

           45   The City of New York, General Obligation Bonds, Fiscal                8/02 at 101 1/2           AAA           46,934
                 1992 Series C, Fixed Rate Bonds, Subseries C-1,
                 6.250%, 8/01/10

           45   The City of New York, General Obligation Bonds,                       8/02 at 101 1/2           AAA           47,388
                 Fiscal 1992 Series C, 6.625%, 8/01/14

        3,100   The City of New York, General Obligation Bonds,                       9/00 at 101 1/2           AAA        3,182,832
                 Fiscal 1991 Series A, 7.250%, 3/15/19

        4,150   The City of New York, General Obligation Bonds,                           8/08 at 101           AAA        3,726,991
                 Fiscal 1998 Series H, 5.125%, 8/01/25

        5,000   The City of New York, General Obligation Bonds,                           4/09 at 101           AAA        4,362,500
                 Fiscal 1999 Series I, 5.000%, 4/15/29

        3,000   Town of North Hempstead, Nassau County, New York,                         3/08 at 101           Aaa        2,668,620
                 General Obligation Refunding Serial Bonds, 1998 Series B,
                 4.750%, 3/01/18

                Town of North Hempstead, Nassau County, General Obligation
                Bonds, 1999 Series B:
        2,135    5.875%, 7/15/18                                                          7/09 at 101           Aaa        2,187,799
        2,255    5.875%, 7/15/19                                                          7/09 at 101           Aaa        2,300,123

        2,250   Commonwealth of Puerto Rico, Public Improvement Bonds,                    7/08 at 101           AAA        1,997,753
                 Series 1998 (General Obligation Bonds), 4.875%, 7/01/23

        8,000   Commonwealth of Puerto Rico, Public Improvement Refunding                 7/08 at 101           AAA        6,676,320
                 Bonds, Series 1998 (General Obligation Bonds),
                 4.500%, 7/01/23

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

                Putnam Valley Central School District, Putnam and Westchester
                Counties, New York, General Obligation Bonds, Series 1999:
$         525    5.875%, 6/15/17                                                          6/10 at 100           Aaa      $   539,963
          525    5.875%, 6/15/18                                                          6/10 at 100           Aaa          537,905
          525    5.875%, 6/15/20                                                          6/10 at 100           Aaa          533,201
          525    5.875%, 6/15/21                                                          6/10 at 100           Aaa          531,783
          525    5.875%, 6/15/22                                                          6/10 at 100           Aaa          530,565
          525    5.875%, 6/15/23                                                          6/10 at 100           Aaa          530,161
          525    5.875%, 6/15/24                                                          6/00 at 100           Aaa          529,757
          525    5.875%, 6/15/26                                                          6/10 at 100           Aaa          529,358
          525    5.875%, 6/15/28                                                          6/10 at 100           Aaa          528,754

                Rensselaer County, New York, General Obligation Serial Bonds,
                Series 1991:
          960    6.700%, 2/15/16                                                         No Opt. Call           AAA        1,103,520
          960    6.700%, 2/15/17                                                         No Opt. Call           AAA        1,103,347
          960    6.700%, 2/15/18                                                         No Opt. Call           AAA        1,101,254
          960    6.700%, 2/15/19                                                         No Opt. Call           AAA        1,097,213
          960    6.700%, 2/15/20                                                         No Opt. Call           AAA        1,090,934
          747    6.700%, 2/15/21                                                         No Opt. Call           AAA          847,038

                The City of Rochester, New York, General Obligation Serial Bonds,
                Series 1999:
          735    5.250%, 10/01/20                                                        No Opt. Call           AAA          706,034
          735    5.250%, 10/01/21                                                        No Opt. Call           AAA          702,631
          730    5.250%, 10/01/22                                                        No Opt. Call           AAA          695,303
          730    5.250%, 10/01/23                                                        No Opt. Call           AAA          693,639
          730    5.250%, 10/01/24                                                        No Opt. Call           AAA          691,982
          730    5.250%, 10/01/25                                                        No Opt. Call           AAA          690,332
          725    5.250%, 10/01/26                                                        No Opt. Call           AAA          683,972


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 22.4%

        1,000   Battery Park City Authority, Senior Revenue Refunding Bonds,             11/03 at 102           AAA          954,120
                 Series 1993A, 5.250%, 11/01/17

        3,000   Metropolitan Transportation Authority, Dedicated Tax Fund Bonds,          4/07 at 101           AAA        2,755,410
                 Series 1996A, 5.250%, 4/01/26

        6,000   Metropolitan Transportation Authority, Dedicated Tax Fund Bonds,          4/08 at 101           AAA        5,069,460
                 Series 1998A, 4.750%, 4/01/28

        5,875   New York City Transit Authority/ Metropolitan Transportation              1/10 at 101           AAA        5,390,548
                 Authority/ Triborough Bridge and Tunnel Authority, Certificates
                 of Participation, Series 1999A, 5.250%, 1/01/29

                New York City, Transitional Finance Authority, Future Tax
                Secured Bonds, Fiscal 1998 Series A:
        5,000    5.000%, 8/15/27                                                          8/07 at 101            AA        4,385,500
        2,000    5.000%, 8/15/27                                                          8/07 at 101           AAA        1,761,560

        2,000   New York City Transitional Finance Authority, Future Tax                  5/08 at 101           AAA        1,613,820
                 Secured Bonds, Fiscal 1998 Series B, 4.500%, 11/15/27

        4,390   Dormitory Authority of the State of New York, Municipal Health            1/09 at 101           AAA        3,890,418
                 Facilities Improvement Program Lease Revenue Bonds
                 (New York City Issue), 1998 Series 1, 5.000%, 1/15/23

        5,000   Dormitory Authority of the State of New York, Court Facilities            5/10 at 101           AAA        4,946,650
                 Lease Revenue Bonds (The City of New York Issue),
                 Series 1999, 5.750%, 5/15/30

          505   Dormitory Authority of the State of New York, Judicial Facilities    4/00 at 114 5/32          Baa1          577,861
                 Lease Revenue Bonds (Suffolk County Issue), Series 1991A,
                 9.500%, 4/15/14

       13,275   Dormitory Authority of the State of New York, Judicial Facilities         4/01 at 102           AAA       13,837,993
                 Lease Revenue Bonds (Suffolk County Issue), Series 1991B,
                 7.000%, 4/15/16

        5,000   Dormitory Authority of the State of New York, Leake and Watts             7/04 at 102           AAA        5,063,000
                 Services, Inc., Insured Revenue Bonds, Series 1994,
                 6.000%, 7/01/23

        5,190   Dormitory Authority of the State of New York, Mental Health               2/06 at 102           AAA        4,872,839
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.375%, 2/15/26

        7,145   Dormitory Authority of the State of New York, Special Act                 7/09 at 101           AAA        7,194,301
                 School Districts Program Insured Revenue Bonds, Series 1999,
                 5.750%, 7/01/19


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC. (NVN) (continued)
                            March 31, 2000
   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       2,000   New York State Environmental Facilities Corporation, Riverbank            4/07 at 100           AAA      $ 1,811,520
                 State Park Special Obligation Refunding Revenue Bonds,
                 1996 Series, 5.125%, 4/01/22

        4,400   New York Local Government Assistance Corporation,                         4/03 at 102           AAA        4,228,004
                 Series 1993B Refunding Bonds, 5.500%, 4/01/21

        1,985   New York State Medical Care Facilities Finance Agency, Mental             8/00 at 101           AAA        2,028,888
                 Health Services Facilities Improvement Revenue Bonds,
                 1989 Series C, 7.375%, 8/15/19

           20   New York State Medical Care Facilities Finance Agency,                    2/05 at 102           AAA           20,194
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1995 Series A, 6.000%, 2/15/25

          365   New York Medical Care Facilities Finance Agency, Mental                   2/02 at 102           AAA          373,191
                 Health Services Facilities Improvement Revenue Bonds,
                 1992 Series B, 6.250%, 8/15/18

        1,000   New York State Medical Care Facilities Finance Agency,                    8/03 at 102           AAA          917,470
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1993 Series D, 5.250%, 8/15/23

        4,000   New York State Medical Care Facilities Financing Agency,                  2/02 at 100           AAA        3,841,960
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1992 Series A, 5.500%, 8/15/21

        5,000   New York State Urban Development Corporation, Correctional                1/09 at 101           AAA        5,089,900
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

        8,505   New York State Urban Development Corporation, Correctional                1/07 at 102           AAA        8,349,614
                 Capital Facilities Revenue Bonds, Series 7, 5.700%, 1/01/27

       12,000   Triborough Bridge and Tunnel Authority, Special Obligation                1/01 at 102           AAA       12,375,600
                 Refunding Bonds, Series 1991A, 6.625%, 1/01/17

                Triborough Bridge and Tunnel Authority, Special Obligation
                Refunding Bonds, Series 1991B:
       14,000    7.100%, 1/01/10                                                          1/01 at 102           AAA       14,545,580
        3,500    6.875%, 1/01/15                                                          1/01 at 102           AAA        3,620,470


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.3%

        2,000   Metropolitan Transportation Authority, Commuter Facilities Revenue    7/07 at 101 1/2           AAA        1,941,500
                 Bonds, Series 1997A, 5.625%, 7/01/27

        7,000   Metropolitan Transportation Authority, Commuter Facilities Revenue        7/07 at 101           AAA        6,558,090
                 Bonds, Series 1997C, 5.375%, 7/01/27

                Metropolitan Transportation Authority, Commuter Facilities Revenue
                Bonds, Series 1998A:
        3,000    5.000%, 7/01/23                                                          7/08 at 101           AAA        2,669,190
        4,695    5.250%, 7/01/28                                                          7/08 at 101           AAA        4,313,531

        5,000   Metropolitan Transportation Authority, Transit Facilities Revenue     7/02 at 101 1/2           AAA        5,236,800
                 Bonds, Series K, 6.250%, 7/01/11

        2,500   Niagara Frontier Transportation Authority (Buffalo Niagara                4/09 at 101           AAA        2,403,375
                 International Airport), Airport Revenue Bonds, Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)

       10,000   The Port Authority of New York and New Jersey, Consolidated              11/01 at 101           AA-       10,192,900
                 Bonds, Seventy-Sixth Series, 6.500%, 11/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 20.0%

        5,000   Metropolitan Transportation Authority, Commuter Facilities Revenue        7/02 at 102           AAA        5,259,300
                 Bonds, Series 1992B, 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

        1,000   Metropolitan Transportation Authority, Commuter Facilities                7/06 at 102           AAA        1,074,140
                 Revenue Bonds, Series 1996A, 6.000%, 7/01/21
                 (Pre-refunded to 7/01/06)

        5,000   Nassau County Industrial Development Agency, Civic Facility               8/01 at 102           AAA        5,242,850
                 Revenue Bonds (Hofstra University Project), Series 1991,
                 6.750%, 8/01/11 (Pre-refunded to 8/01/01)

        4,955   The City of New York, General Obligation Bonds,                       8/02 at 101 1/2           AAA        5,195,119
                 Fiscal 1992 Series C, Fixed Rate Bonds, Subseries C-1,
                 6.250%, 8/01/10 (Pre-refunded to 8/01/02)

        4,955   The City of New York, General Obligation Bonds,                       8/02 at 101 1/2           AAA        5,234,611
                 Fiscal 1992 Series C, 6.625%, 8/01/14 (Pre-refunded to 8/01/02)

        1,500   The City of New York, General Obligation Bonds,                       9/00 at 101 1/2           AAA        1,543,335
                 Fiscal 1991 Series A, 7.250%, 3/15/18

        3,000   The City of New York, General Obligation Bonds,                           4/00 at 100           AAA        3,035,400
                 Fiscal 1990 Series B, 7.000%, 10/01/19

        5,000   New York City Municipal Water Finance Authority, Water                6/01 at 101 1/2           AAA        5,223,800
                 and Sewer System Revenue Bonds, Fiscal 1991 Series C,
                 7.000%, 6/15/16 (Pre-refunded to 6/15/01)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       5,000   The Trust for Cultural Resources of the City of New York, Revenue         4/01 at 102           AAA      $ 5,226,550
                 Refunding Bonds, Series 1991A, (The American Museum
                 of Natural History), 6.900%, 4/01/21 (Pre-refunded to 4/01/01)

        5,000   The Trust for Cultural Resources of the City of New York, Revenue         1/02 at 102           AAA        5,257,250
                 Refunding Bonds, Series 1991A, (The Museum of Modern
                 Art), 6.625%, 1/01/19 (Pre-refunded to 1/01/02)

                State of New York, Serial Bonds:
        4,055    6.750%, 8/01/08 (Pre-refunded to 8/01/01)                                8/01 at 102           AAA        4,251,951
        4,055    6.750%, 8/01/10 (Pre-refunded to 8/01/01)                                8/01 at 102           AAA        4,251,951

        5,000   Dormitory Authority of the State of New York, State University            5/02 at 102           AAA        5,300,750
                 Educational Facilities Revenue Bonds, Series 1991A,
                 6.750%, 5/15/21 (Pre-refunded to 5/15/02)

       10,930   Dormitory Authority of the State of New York, Ithaca College              7/01 at 102           AAA       11,380,097
                 Insured Revenue Bonds, Series 1991, 6.250%, 7/01/21
                 (Pre-refunded to 7/01/01)

        2,230   New York State Medical Care Facilities Finance Agency,                    2/05 at 102           AAA        2,367,769
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1995 Series A, 6.000%, 2/15/25 (Pre-refunded to 2/15/05)

        5,260   New York Medical Care Facilities Finance Agency, Mental Health            2/02 at 102           AAA        5,504,906
                 Services Facilities Improvement Revenue Bonds, 1992 Series B,
                 6.250%, 8/15/18 (Pre-refunded to 2/15/02)

        5,000   New York State Medical Care Facilities Finance Agency, New York           2/05 at 102           AAA        5,493,950
                 Hospital, FHA-Insured Mortgage Revenue Bonds, 1994 Series A,
                 6.800%, 8/15/24 (Pre-refunded to 2/15/05)

                County of Suffolk, New York, Public Improvement Bonds,
                1991 Series A:
          790    6.500%, 10/01/11 (Pre-refunded to 10/01/01)                             10/01 at 102           AAA          827,865
          745    6.500%, 10/01/12 (Pre-refunded to 10/01/01)                             10/01 at 102           AAA          780,708
          720    6.500%, 10/01/13 (Pre-refunded to 10/01/01)                             10/01 at 102           AAA          754,510
          730    6.500%, 10/01/14 (Pre-refunded to 10/01/01)                             10/01 at 102           AAA          764,989
          735    6.500%, 10/01/15 (Pre-refunded to 10/01/01)                             10/01 at 102           AAA          770,229
          250    6.500%, 10/01/16 (Pre-refunded to 10/01/01)                             10/01 at 102           AAA          261,983
          245    6.500%, 10/01/17 (Pre-refunded to 10/01/01)                             10/01 at 102           AAA          256,743
          245    6.500%, 10/01/18 (Pre-refunded to 10/01/01)                             10/01 at 102           AAA          256,743
          240    6.500%, 10/01/19 (Pre-refunded to 10/01/01)                             10/01 at 102           AAA          251,503

                County of Suffolk, New York, Public Improvement Bonds,
                1991 Series B:
          265    6.500%, 10/01/11 (Pre-refunded to 10/01/01)                             10/01 at 102           AAA          277,701
          265    6.500%, 10/01/12 (Pre-refunded to 10/01/01)                             10/01 at 102           AAA          277,701
          270    6.500%, 10/01/13 (Pre-refunded to 10/01/01)                             10/01 at 102           AAA          282,941
          275    6.500%, 10/01/14 (Pre-refunded to 10/01/01)                             10/01 at 102           AAA          288,181
          280    6.500%, 10/01/15 (Pre-refunded to 10/01/01)                             10/01 at 102           AAA          293,420
          275    6.500%, 10/01/16 (Pre-refunded to 10/01/01)                             10/01 at 102           AAA          288,181
          280    6.500%, 10/01/17 (Pre-refunded to 10/01/01)                             10/01 at 102           AAA          293,420
          285    6.500%, 10/01/19 (Pre-refunded to 10/01/01)                             10/01 at 102           AAA          298,660

       17,945   Triborough Bridge and Tunnel Authority, General Purpose Revenue           1/01 at 102           AAA       18,666,030
                 Bonds, Series T, 7.000%, 1/01/20 (Pre-refunded to 1/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.9%

        4,000   Long Island Power Authority, Electric System General Revenue              6/08 at 101           AAA        3,675,040
                 Bonds, Series 1998A, 5.250%, 12/01/26

       14,000   New York State Energy Research and Development Authority,                 7/00 at 101            A+       14,170,520
                 Electric Facilities Revenue Bonds, Series 1991A (Consolidated
                 Edison Company of New York, Inc. Project), 7.500%, 1/01/26
                 (Alternative Minimum Tax)

       11,000   New York State Energy Research and Development Authority,                 5/02 at 102           AAA       11,555,610
                 Adjustable Rate Gas Facilities Revenue Bonds, Series 1989B
                 (The Brooklyn Union Gas Company Project), 6.750%, 2/01/24
                 (Alternative Minimum Tax)

        3,000   New York State Energy Research and Development Authority,                 7/05 at 102           AAA        3,031,590
                 Adjustable Rate Pollution Control Revenue Bonds (New York
                 State Electric and Gas Corporation Project), 1987 Series A,
                 6.150%, 7/01/26 (Alternative Minimum Tax)

        3,000   New York State Energy Research and Development Authority,                10/01 at 102           AAA        3,132,120
                 Pollution Control Refunding Revenue Bonds (Niagara Mohawk
                 Power Corporation Project), Series 1991A, 6.625%, 10/01/13

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC. (NVN) (continued)
                            March 31, 2000
   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES (continued)

$       6,000   New York State Energy Research and Development Authority,                 9/08 at 102           AAA      $ 5,974,620
                 Pollution Control Revenue Bonds (Rochester Gas and Electric
                 Corporation Project), Series 1998A, 5.950%, 9/01/33
                 (Alternative Minimum Tax)

        2,500   New York State Energy Research and Development Authority,                 1/01 at 101           AAA        2,557,475
                 Facilities Revenue Bonds, Series 1992A (Consolidated Edison
                 Company of New York, Inc. Project), 6.750%, 1/15/27
                 (Alternative Minimum Tax)

        3,500   New York State Energy Research and Development Authority,                12/01 at 101           AAA        3,559,045
                 Facilities Revenue Bonds, Series 1992B (Consolidated Edison
                 Company of New York, Inc. Project), 6.375%, 12/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.3%

        1,000   New York City Municipal Water Finance Authority, Water and                6/08 at 101           AAA          849,430
                 Sewer System Revenue Bonds, Fiscal 1998 Series D,
                 4.750%, 6/15/25

       10,500   New York City Municipal Water Finance Authority, Water and                6/09 at 101           AAA        9,997,992
                 Sewer System Revenue Bonds, Fiscal 2000 Series A, 5.500%, 6/15/32

        5,000   New York State Environmental Facilities Corporation, State Water          9/00 at 102           AAA        5,161,000
                 Pollution Control Revolving Fund Revenue Bonds, Series 1991B
                 (Pooled Loan Issue), 7.100%, 9/15/11

        1,300   New York State Environmental Facilities Corporation, Water Facilities     6/02 at 102           AAA        1,326,790
                 Revenue Bonds, Series 1992 (The New Rochelle Water Company
                 Project), 6.400%, 12/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$     528,857   Total Investments - (cost $513,857,973) - 99.1%                                                          527,885,133
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                       4,827,773
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 532,712,906
                ====================================================================================================================


                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC. (NUN)
                            March 31, 2000

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 15.5%

$       3,040   County of Monroe Industrial Development Agency,                           6/00 at 103           AAA      $ 3,142,843
                 1986 Industrial Development Revenue Bonds (Wilmur Associates
                 Facility), Eastman Place Remarketing, 7.250%, 12/01/16
                 (Alternative Minimum Tax)

        6,350   Nassau County Industrial Development Agency, Civic Facility               7/08 at 102           AAA        5,649,786
                 Revenue and Refunding Bonds (Hofstra University Project),
                 Series 1998, 5.000%, 7/01/23

        5,000   The Trust for Cultural Resources of the City of New York,                 7/06 at 101           AAA        4,982,750
                 Revenue Bonds, Series 1996 (The New York Botanical Garden),
                 5.800%, 7/01/26

        7,250   The Trust for Cultural Resources of the City of New York,                 1/07 at 102           AAA        7,018,508
                 Revenue Refunding Bonds, Series 1996A (The Museum of
                 Modern Art), 5.500%, 1/01/21

       14,500   The Trust for Cultural Resources of the City of New York,                 4/07 at 101           AAA       14,153,015
                 Revenue Bonds, Series 1997A (American Museum of
                 Natural History), 5.650%, 4/01/27

        4,775   New York City Industrial Development Agency, Civic Facility               6/07 at 102           AAA        4,374,712
                 Revenue Bonds (Trinity Episcopal School Corporation Project),
                 5.250%, 6/15/27

        1,000   Dormitory Authority of the State of New York, State University            5/00 at 102           AAA        1,022,800
                 Educational Facilities Revenue Bonds, Series 1990B,
                 7.000%, 5/15/16

        1,000   Dormitory Authority of the State of New York, Mount Sinai                 7/01 at 102           AAA        1,042,450
                 School of Medicine Insured Revenue Bonds, Series 1991,
                 6.750%, 7/01/15

        7,515   Dormitory Authority of the State of New York, Marist College              7/02 at 102           AAA        7,585,566
                 Insured Revenue Bonds, Series 1992, 6.000%, 7/01/22

        1,000   Dormitory Authority of the State of New York, Fordham University          7/04 at 102           AAA          960,020
                 Insured Revenue Bonds, Series 1994, 5.500%, 7/01/23

        1,000   Dormitory Authority of the State of New York, City University            No Opt. Call           AAA        1,037,260
                 System Consolidated Second General Resolution Revenue
                 Bonds, Series 1993A, 5.750%, 7/01/18

        1,970   Dormitory Authority of the State of New York, University of               7/04 at 102           AAA        2,000,082
                 Rochester, Strong Memorial Hospital Revenue Bonds,
                 Series 1994, 5.900%, 7/01/17

        1,240   Dormitory Authority of the State of New York, Sarah Lawrence              7/05 at 102           AAA        1,256,938
                 College Revenue Bonds, Series 1995, 6.000%, 7/01/24

        8,500   Dormitory Authority of the State of New York, Ithaca College Insured      7/07 at 102           AAA        7,803,340
                 Revenue Bonds, Series 1997, 5.250%, 7/01/26

        1,150   Dormitory Authority of the State of New York, St. John's                  7/06 at 102           AAA        1,157,061
                 University Insured Revenue Bonds, Series 1996,
                 5.600%, 7/01/16

        4,625   Dormitory Authority of the State of New York, Barnard College             7/07 at 101           AAA        4,245,935
                 Insured Revenue Bonds, Series 1996, 5.250%, 7/01/26

        7,000   Dormitory Authority of the State of New York, Fordham                     7/08 at 101           AAA        6,138,160
                 University Insured Revenue Bonds, Series 1998,
                 5.000%, 7/01/28

        2,000   Dormitory Authority of the State of New York, City University             7/08 at 102           AAA        1,764,660
                 System Consolidated Third General Resolution Revenue
                 Bonds, 1998 Series 1, 5.000%, 7/01/26

        5,750   Dormitory Authority of the State of New York, State                       5/08 at 100           AAA        4,878,990
                 University Educational Facilities Revenue Bonds,
                 Series 1998A, 4.750%, 5/15/25

        3,835   Dormitory Authority of the State of New York, City University             7/00 at 102           AAA        3,938,200
                 System Consolidated Second General Resolution Revenue
                 Bonds, Series 1990C, 7.000%, 7/01/14


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 5.8%

        4,000   Dormitory Authority of the State of New York, Millard Fillmore            8/04 at 105           AAA        3,691,040
                 Hospitals, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1997, 5.375%, 2/01/32


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC. (NUN) (continued)
                            March 31, 2000
   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE (continued)

$       5,000   Dormitory Authority of the State of New York (North Shore Health         11/08 at 101           AAA      $ 4,393,100
                 System Obligated Group), North Shore University Hospital at
                 Forest Hills Revenue Bonds, Series 1998, 5.000%, 11/01/23

        9,000   Dormitory Authority of the State of New York (Catholic Health             7/09 at 101           AAA        8,565,750
                 Services of Long Island Obligated Group), St. Francis Hospital
                 Revenue Bonds, Series 1999A, 5.500%, 7/01/24

        5,350   New York State Medical Care Facilities Finance Agency, Sisters           11/01 at 102           AAA        5,589,680
                 of Charity Hospital of Buffalo, Project Revenue Bonds,
                 1991 Series A, 6.625%, 11/01/18

        1,000   New York State Medical Care Facilities Finance Agency,                   11/03 at 102           AAA        1,040,750
                 St. Mary's Hospital (Rochester), Mortgage Project Revenue
                 Bonds, 1994 Series A Refunding, 6.200%, 11/01/14

        3,300   New York State Medical Care Facilities Finance Agency, Hospital           2/04 at 102           AAA        3,081,342
                 Insured Mortgage Revenue Bonds, 1994 Series A Refunding,
                 5.375%, 2/15/25

        3,000   New York State Medical Care Facilities Finance Agency,                    2/05 at 102           AAA        2,947,200
                 Montefiore Medical Center, FHA-Insured Mortgage
                 Revenue Bonds, 1995 Series A, 5.750%, 2/15/25

        1,915   New York State Medical Care Facilities Finance Agency,                   11/05 at 102           AAA        2,001,673
                 Health Center Projects Revenue Bonds (Secured Mortgage
                 Program), 1995 Series A, 6.375%, 11/15/19


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.6%

       12,475   New York City Housing Development Corporation, Multifamily                4/00 at 105           AAA       13,123,076
                 Housing Limited Obligation Bonds, Series 1991A, Pass
                 Through Certificates, 6.500%, 2/20/19

        1,690   New York State Finance Agency, Housing Project Mortgage                   5/06 at 102           AAA        1,701,120
                 Revenue Bonds, 1996 Series A Refunding, 6.125%, 11/01/20

        1,575   New York State Housing Finance Agency, Insured Multifamily                8/04 at 102           AAA        1,625,699
                 Mortgage Housing Revenue Bonds, 1994 Series B,
                 6.250%, 8/15/14

                New York State Urban Development Corporation, Section 236
                Revenue Bonds, Series 1992A:
        5,515    6.700%, 1/01/12                                                          1/02 at 102           AAA        5,775,143
       17,995    6.750%, 1/01/26                                                          1/02 at 102           AAA       18,827,629


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.3%

        1,995   State of New York Mortgage Agency, Homeowner Mortgage                     3/04 at 102           AAA        1,884,976
                 Revenue Bonds, Series 33, 5.400%, 10/01/17

          985   State of New York Mortgage Agency, Homeowner Mortgage                    10/01 at 102           AAA        1,017,101
                 Revenue Bonds, Series VV, 7.250%, 10/01/07
                 (Alternative Minimum Tax)

        4,000   State of New York Mortgage Agency, Homeowner Mortgage                     4/07 at 102           AAA        4,039,920
                 Revenue Bonds, Series 63, 6.125%, 4/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.1%

        4,450   Castle Rest Residential Health Care Facility (Syracuse,                   8/07 at 102           AAA        4,289,044
                 New York), FHA-Insured Mortgage Revenue Bonds,
                 Series 1997A, 5.750%, 8/01/37 (Optional put 8/01/07)

        2,000   Dormitory Authority of the State of New York, United Cerebral             7/06 at 102           AAA        1,915,940
                 Palsy of New York City, Inc., Insured Revenue Bonds,
                 Series 1996, 5.500%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 2.0%

        1,000   County of Erie, New York, General Obligation Bonds,                   6/05 at 101 1/2           AAA          990,970
                 1995 Series B, 5.625%, 6/15/20

          200   The City of New York, General Obligation Bonds,                       8/02 at 101 1/2           AAA          209,032
                 Fiscal 1992 Series C, Subseries C-1, 6.625%, 8/01/15

          235   The City of New York, General Obligation Bonds,                       2/02 at 101 1/2           AAA          247,291
                 Fiscal 1992 Series H, 7.100%, 2/01/10

        7,000   Commonwealth of Puerto Rico, Public Improvement Refunding                 7/08 at 101           AAA        5,841,780
                 Bonds, Series 1998 (General Obligation Bonds),
                 4.500%, 7/01/23

                Putnam Valley Central School District, Putnam and Westchester
                Counties, New York, General Obligation Bonds, Series 1999:
          525    5.875%, 6/15/19                                                          6/10 at 100           Aaa          535,442
          525    5.875%, 6/15/25                                                          6/10 at 100           Aaa          529,358
          525    5.875%, 6/15/27                                                          6/10 at 100           Aaa          529,153

          525   City of Yonkers, General Obligation Serial Bonds,                         2/02 at 102           AAA          551,964
                 1992 Series A, 6.500%, 2/15/07

        1,390   City of Yonkers, General Obligation Serial Bonds,                         2/02 at 102           AAA        1,461,390
                 1992 Series B, 6.500%, 2/15/07

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 16.6%

$      15,000   Metropolitan Transportation Authority, Transit Facilities                 7/01 at 102           AAA      $15,476,850
                 1987 Service Contract Bonds, Series 5, 6.500%, 7/01/16

        5,000   Metropolitan Transportation Authority, Dedicated Tax Fund                 4/10 at 100           AAA        5,092,150
                 Bonds, Series 2000A, New York, 6.000%, 4/01/30

        3,000   New York City Transitional Finance Authority, Future                      8/07 at 101           AAA        2,642,340
                 Tax Secured Bonds, Fiscal 1998 Series A,
                 5.000%, 8/15/27

        3,000   New York City Transitional Finance Authority, Future                      5/08 at 101           AAA        2,420,730
                 Tax Secured Bonds, Fiscal 1998 Series B, 4.500%, 11/15/27

        2,500   New York City Transitional Finance Authority, Future                      5/10 at 101           AAA        2,559,300
                 Tax Secured Bonds, Fiscal 2000 Series B,
                 6.000%, 11/15/24

        6,000   Dormitory Authority of the State of New York, Court Facilities            5/10 at 101           AAA        5,935,980
                 Lease Revenue Bonds (The City of New York Issue),
                 Series 1999, 5.750%, 5/15/30

        5,375   Dormitory Authority of the State of New York, Leake and                   7/04 at 102           AAA        5,442,725
                 Watts Services, Inc., Insured Revenue Bonds, Series 1994,
                 6.000%, 7/01/23

        2,200   Dormitory Authority of the State of New York, Mental Health               2/06 at 102           AAA        2,002,968
                 Services Facilities Improvement Revenue Bonds,
                 Series 1996B, 5.125%, 8/15/21

        3,340   Dormitory Authority of the State of New York, Insured Revenue             7/09 at 101           AAA        3,299,920
                 Bonds (853 Schools Program, 1999 Issue 1), Harmony
                 Heights School, Series 1999C, 5.500%, 7/01/18

        5,500   New York Local Government Assistance Corporation,                         4/04 at 100           AAA        4,871,790
                 Series 1993B, Refunding Bonds, 5.000%, 4/01/23

                New York State Medical Care Facilities Financing Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1992
                Series A:
          120    6.375%, 8/15/10                                                          2/02 at 102           AAA          125,269
          155    6.375%, 8/15/17                                                          2/02 at 102           AAA          161,564

        5,250   New York State Medical Care Facilities Finance Agency,                    2/04 at 102           AAA        4,935,315
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1993 Series F Refunding, 5.250%, 2/15/19

       10,000   New York State Urban Development Corporation, Correctional                1/09 at 101           AAA       10,179,800
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

       24,000   Triborough Bridge and Tunnel Authority, Special Obligation                1/01 at 102           AAA       24,826,080
                 Refunding Bonds, Series 1991B, 6.875%, 1/01/15


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 11.9%

        4,250   Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System         1/05 at 101           AAA        4,202,570
                 Revenue Bonds, Series 1995, 5.750%, 1/01/25

        3,000   Metropolitan Transportation Authority, Commuter Facilities                7/06 at 102           AAA        3,107,160
                 Revenue Bonds, Series 1996A, 6.000%, 7/01/16

       13,000   Metropolitan Transportation Authority, Commuter Facilities                7/07 at 101           AAA       12,179,310
                 Revenue Bonds, Series 1997C, 5.375%, 7/01/27

          500   Metropolitan Transportation Authority, Commuter Facilities                7/08 at 101           AAA          459,375
                 Revenue Bonds, Series 1998A, 5.250%, 7/01/28

                Metropolitan Transportation Authority, Transit Facilities Revenue
                Bonds, Series 1998B:
       10,000    4.875%, 7/01/18                                                          7/08 at 101           AAA        9,002,500
        5,500    4.750%, 7/01/26                                                          7/08 at 101           AAA        4,657,235

        1,000   Niagara Frontier Transportation Authority (Greater Buffalo                4/04 at 102           AAA        1,020,250
                 International Airport), Airport Revenue Bonds, Series 1994A,
                 6.250%, 4/01/24 (Alternative Minimum Tax)

        2,500   Niagara Frontier Transportation Authority (Buffalo Niagara                4/09 at 101           AAA        2,403,375
                 International Airport), Airport Revenue Bonds, Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)

        5,000   The Port Authority of New York and New Jersey, Consolidated               1/01 at 101           AAA        5,114,500
                 Bonds, Seventy-First Series, 6.500%, 1/15/26

       10,000   The Port Authority of New York and New Jersey, Consolidated              11/01 at 101           AAA       10,309,550
                 Bonds, Seventy-Sixth Series, 6.500%, 11/01/26
                 (Alternative Minimum Tax)

        5,000   The Port Authority of New York and New Jersey, Consolidated               1/01 at 101           AAA        5,114,500
                 Bonds, Seventy-First Series, 6.500%, 1/15/26

        7,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue       1/02 at 101 1/2           AAA        7,184,730
                 Bonds, Series X, 6.500%, 1/01/19

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC. (NUN) (continued)
                            March 31, 2000
   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 26.6%

$       1,980   Town of Clifton Park Water Authority, Water System                       10/02 at 102           AAA      $ 2,094,800
                 Revenue Bonds, 1991 Series A, 6.375%, 10/01/26
                 (Pre-refunded to 10/01/02)

       24,155   Metropolitan Transportation Authority, Transit Facilities Revenue         7/02 at 102           AAA       25,529,903
                 Bonds, Series J, 6.500%, 7/01/18 (Pre-refunded to 7/01/02)

                County of Nassau, New York, General Obligation Serial Bonds:
        1,410    6.100%, 11/15/07 (Pre-refunded to 11/15/01)                             11/01 at 103           AAA        1,483,983
        1,260    6.375%, 11/15/09 (Pre-refunded to 11/15/01)                             11/01 at 103           AAA        1,331,366
        1,495    6.100%, 11/15/09 (Pre-refunded to 11/15/01)                             11/01 at 103           AAA        1,573,443
        1,285    6.375%, 11/15/10 (Pre-refunded to 11/15/01)                             11/01 at 103           AAA        1,357,782
        1,000    6.100%, 11/15/10 (Pre-refunded to 11/15/01)                             11/01 at 103           AAA        1,052,470

       19,800   The City of New York, General Obligation Bonds, Fiscal                8/02 at 101 1/2           AAA       20,917,314
                 1992 Series C, Subseries C-1, 6.625%, 8/01/15
                 (Pre-refunded to 8/01/02)

        2,265   The City of New York, General Obligation Bonds, Fiscal                2/02 at 101 1/2           AAA        2,393,086
                 1992 Series H, 7.100%, 2/01/10 (Pre-refunded to 2/01/02)

        1,090   New York City Municipal Water Finance Authority, Water                    6/01 at 101           AAA        1,130,450
                 and Sewer Revenue Bonds, Fiscal 1992 Series A, 6.750%, 6/15/16
                 (Pre-refunded to 6/15/01)

        3,520   Dormitory Authority of the State of New York, Judicial Facilities        No Opt. Call           AAA        4,092,211
                 Lease Revenue Bonds (Suffolk County Issue), Series 1986,
                 7.375%, 7/01/16

        3,000   Dormitory Authority of the State of New York, State University            5/02 at 102           AAA        3,180,450
                 Educational Facilities Revenue Bonds, Series 1991A,
                 6.750%, 5/15/21 (Pre-refunded to 5/15/02)

        7,250   Dormitory Authority of the State of New York, The New York                7/02 at 102           AAA        7,568,638
                 Public Library Insured Revenue Bonds, Series 1992A,
                 5.875%, 7/01/22 (Pre-refunded to 7/01/02)

                Dormitory Authority of the State of New York, Hamilton College
                Insured Revenue Bonds, Series 1991:
        2,000    6.500%, 7/01/11 (Pre-refunded to 7/01/01)                                7/01 at 102           AAA        2,088,120
        7,750    6.500%, 7/01/21 (Pre-refunded to 7/01/01)                                7/01 at 102           AAA        8,091,465

        3,700   Dormitory Authority of the State of New York, City University             7/04 at 102       BBB+***        3,959,851
                 System Consolidated Third General Resolution Revenue
                 Bonds, Series 1, 6.300%, 7/01/24 (Pre-refunded to 7/01/04)

        1,500   New York State Medical Care Facilities Finance Agency, Hospital           8/02 at 102         AA***        1,584,435
                 and Nursing Home, FHA-Insured Mortgage Revenue Bonds,
                 1992 Series A, 6.700%, 8/15/23 (Pre-refunded to 8/15/02)

                New York Medical Care Facilities Finance Agency, Mental Health
                Services Facilities Improvement Revenue Bonds, 1992 Series A:
        7,380    6.375%, 8/15/10 (Pre-refunded to 2/15/02)                                2/02 at 102           AAA        7,739,332
       15,520    6.375%, 8/15/17 (Pre-refunded to 2/15/02)                                2/02 at 102           AAA       16,275,669

        4,825   Power Authority of the State of New York, General Purpose                 1/02 at 102           AAA        5,063,210
                 Bonds, Series Z, 6.500%, 1/01/19 (Pre-refunded to 1/01/02)

        5,000   Power Authority of the State of New York, General Purpose                 1/01 at 100           AAA        5,067,800
                 Bonds, Series Y, 6.000%, 1/01/20 (Pre-refunded to 1/01/01)

        4,000   New York State Thruway Authority, General Revenue Bonds,                  1/02 at 102           AAA        4,146,280
                 Series A, 5.750%, 1/01/19 (Pre-refunded to 1/01/02)

        4,700   Niagara Falls Bridge Commission, Toll Bridge System Revenue              10/02 at 102           AAA        4,945,669
                 Bonds, Series 1992, 6.125%, 10/01/19 (Pre-refunded to 10/01/02)

        2,500   Triborough Bridge and Tunnel Authority, General Purpose Revenue       1/01 at 101 1/2           AAA        2,588,325
                 Bonds, Series S, 7.000%, 1/01/21 (Pre-refunded to 1/01/01)

        3,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue           1/01 at 102           AAA        3,120,540
                 Bonds, Series T, 7.000%, 1/01/20 (Pre-refunded to 1/01/01)

        5,800   Triborough Bridge and Tunnel Authority, General Purpose               1/02 at 101 1/2           AAA        6,083,678
                 Revenue Bonds, Series W, 6.750%, 1/01/22
                 (Pre-refunded to 1/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.3%

        1,650   Islip Resource Recovery Agency, Resource Recovery System                 No Opt. Call           AAA        1,909,215
                 Revenue Bonds (1985 Facility), Series B, 7.250%, 7/01/11
                 (Alternative Minimum Tax)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES (continued)

$       3,200   Long Island Power Authority, Electric System General Revenue              6/08 at 101           AAA      $ 3,172,640
                 Bonds, Series 1998A, 5.750%, 12/01/24

        6,000   New York State Energy Research and Development Authority,                 5/02 at 102           AAA        6,301,500
                 Adjustable Rate Gas Facilities Revenue Bonds, Series 1989A
                 (The Brooklyn Union Gas Company Project), 6.750%, 2/01/24
                 (Alternative Minimum Tax)

        1,500   New York State Energy Research and Development Authority,                 7/03 at 102           AAA        1,427,115
                 Gas Facilities Revenue Bonds, Series C (The Brooklyn Union
                 Gas Company Project), 5.600%, 6/01/25 (Alternative Minimum Tax)

       12,000   New York State Energy Research and Development Authority,                 5/02 at 102           AAA       12,234,960
                 Pollution Control Revenue Bonds, Series 1992B (Rochester Gas
                 and Electric Corporation Projects), 6.500%, 5/15/32
                 (Alternative Minimum Tax)

        9,000   New York State Energy Research and Development Authority,                12/01 at 101           AAA        9,151,830
                 Facilities Revenue Bonds, Series 1992B (Consolidated Edison
                 Company of New York, Inc. Project), 6.375%, 12/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.2%

                New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1992 Series A:
        8,410    6.750%, 6/15/16                                                          6/01 at 101           AAA        8,686,605
        9,770    6.250%, 6/15/21                                                          6/01 at 100           AAA        9,934,527

        3,250   New York City Municipal Water Finance Authority, Water and                6/09 at 101           AAA        3,094,615
                 Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32

        1,000   Western Nassau County Water Authority, System Revenue                     5/06 at 102           AAA          975,310
                 Bonds, Series 1995, 5.650%, 5/01/26
------------------------------------------------------------------------------------------------------------------------------------
$     535,825   Total Investments - (cost $525,525,350) - 98.9%                                                          536,636,062
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                       5,740,474
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $542,376,536
                ====================================================================================================================


                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC. (NNF)
                            March 31, 2000
   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 22.4%

$       2,000   County of Monroe Industrial Development Agency, Civic Facility            6/05 at 102           AAA      $ 2,031,300
                 Revenue Bonds (Nazareth College of  Rochester Project),
                 Series 1995, 6.000%, 6/01/20

        5,460   The Trust for Cultural Resources of the City of New York, Revenue         7/06 at 101           AAA        5,441,163
                 Bonds, Series 1996 (The New York Botanical Garden),
                 5.800%, 7/01/26

        1,250   The Trust for Cultural Resources of the City of New York,                 1/07 at 102           AAA        1,210,088
                 Revenue Refunding Bonds, Series 1996A (The Museum of
                 Modern Art), 5.500%, 1/01/21

        5,000   The Trust for Cultural Resources of the City of New York, Revenue         4/07 at 101           AAA        4,910,500
                 Bonds, Series 1997A (American Museum of Natural History),
                 5.650%, 4/01/22

        1,000   New York City Industrial Development Agency, Civic Facility              11/04 at 102           AAA        1,055,600
                 Revenue Bonds (USTA National Tennis Center Incorporated
                 Project), 6.375%, 11/15/14

        2,000   Dormitory Authority of the State of New York, Lease Revenue               7/09 at 101           AAA        1,909,020
                 Bonds (State University Dormitory Facilities Issue), Series 1999C,
                 5.500%, 7/01/29

        2,000   Dormitory Authority of the State of New York, New York University         7/01 at 102           AAA        2,052,800
                  Insured Revenue Bonds, Series 1991, 6.000%, 7/01/15

        2,000   Dormitory Authority of the State of New York, City University            No Opt. Call           AAA        2,074,520
                 System Consolidated Second General Resolution Revenue Bonds,
                 Series 1993A, 5.750%, 7/01/18

        1,000   Dormitory Authority of the State of New York, University of               7/04 at 102           AAA          960,580
                 Rochester, Strong Memorial Hospital Revenue Bonds,
                 Series 1994, 5.500%, 7/01/21

        2,450   Dormitory Authority of the State of New York,                             7/04 at 102           AAA        2,177,879
                 Mount Sinai School of Medicine Insured Revenue
                 Bonds, Series 1994A, 5.000%, 7/01/21

        3,000   Dormitory Authority of the State of New York, New School                  7/07 at 102           AAA        2,969,610
                 for Social Research Insured Revenue Bonds, Series 1997,
                 5.750%, 7/01/26

        2,000   Dormitory Authority of the State of New York, St. John's                  7/06 at 102           AAA        2,012,280
                 University Insured Revenue Bonds, Series 1996, 5.600%, 7/01/16

        2,000   Dormitory Authority of the State of New York, Long Island                 9/06 at 102           AAA        1,910,200
                 University Insured Revenue Bonds, Series 1996, 5.500%, 9/01/26

        3,165   Dormitory Authority of the State of New York, City University             7/00 at 102           AAA        3,250,170
                 System Consolidated Second General Resolution Revenue Bonds,
                 Series 1990C, 7.000%, 7/01/14

        7,500   Dormitory Authority of the State of New York, Ithaca College              7/08 at 101           Aaa        6,733,800
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 13.1%

        3,000   Dormitory Authority of the State of New York, Ellis Hospital,             8/05 at 102           AAA        2,887,860
                 FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1995, 5.600%, 8/01/25

        1,500   Dormitory Authority of the State of New York, Vassar Brothers             1/08 at 102           AAA        1,431,900
                 Hospital Insured Revenue Bonds, Series 1997, 5.250%, 7/01/17

        2,685   Dormitory Authority of the State of New York (North Shore                11/08 at 101           AAA        2,359,095
                 Health System Obligated Group), North Shore University
                 Hospital at Forest Hills Revenue Bonds, Series 1998,
                 5.000%, 11/01/23

        3,000   Dormitory Authority of the State of New York (Catholic Health             7/09 at 101           AAA        2,868,180
                 Services of Long Island Obligated Group), St. Charles Hospital
                 and Rehabilitation Center Revenue Bonds, Series 1999A,
                 5.500%, 7/01/22

        2,500   New York State Medical Care Facilities Finance Agency,                   11/02 at 102           AAA        2,604,475
                 South Nassau Communities Hospital Project Revenue Bonds,
                 1992 Series A, 6.125%, 11/01/11

        2,635   New York State Medical Care Facilities Finance Agency,                    8/02 at 102           AAA        2,684,933
                 Hospital and Nursing Home, FHA-Insured Mortgage Revenue
                 Bonds, 1992 Series C (Mount Sinai Hospital), 6.375%, 8/15/29

        4,700   New York State Medical Care Facilities Finance Agency,                    2/04 at 102           AAA        4,388,578
                 Hospital Insured Mortgage Revenue Bonds, 1994 Series A
                 Refunding, 5.375%, 2/15/25

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE (continued)


$       4,135   New York State Medical Care Facilities Finance Agency,                    8/05 at 102            AA      $ 4,444,587
                 FHA-Insured Mortgage Project Revenue Bonds,
                 1995 Series F, 6.200%, 8/15/15


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.4%

        2,240   New York State Finance Agency, Housing Project Mortgage                   5/06 at 102           AAA        2,254,739
                 Revenue Bonds, 1996 Series A Refunding, 6.125%, 11/01/20

        2,000   New York State Urban Development Corporation, Section 236                 1/02 at 102           AAA        2,094,340
                 Revenue Bonds, Series 1992A, 6.700%, 1/01/12


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.1%

        2,500   State of New York Mortgage Agency, Homeowner Mortgage                     3/03 at 102           Aa2        2,561,750
                 Revenue Bonds, Series 30-B, 6.650%, 10/01/25
                 (Alternative Minimum Tax)

        1,200   State of New York Mortgage Agency, Homeowner Mortgage                    10/03 at 102           Aa1        1,181,256
                 Revenue Bonds, Series 30-C-1, 5.850%, 10/01/25
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.6%

        1,000   Town of Babylon, New York, Industrial Development Agency,                 8/10 at 101           AAA        1,014,120
                 Civic Facility Revenue Bonds, Series 2000 B (Wsnchs East, Inc.
                 Project), 6.000%, 8/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.7%

        1,510   County of Erie, General Obligation Bonds, 1995 Series B,              6/05 at 101 1/2           AAA        1,496,365
                 5.625%, 6/15/20

          210   County of Nassau, General Obligation Serial Bonds, General               No Opt. Call           AAA          211,214
                 Improvement Bonds, Series 1993-H, 5.500%, 6/15/16

        1,500   County of Nassau, General Obligation Serial Bonds, General                8/04 at 103           AAA        1,556,865
                 Improvement Bonds, Series O, 5.700%, 8/01/13

        4,000   The City of New York, General Obligation Bonds, Fiscal                   No Opt. Call           AAA        4,548,280
                 1995 Series E, 8.000%, 8/01/05

        2,000   The City of New York, New York, General Obligation Bonds,                 2/08 at 101           AAA        1,934,900
                 Fiscal 1998 Series F, 5.250%, 8/01/16

        2,115   City of Niagara Falls, Niagara County, New York, Water                   No Opt. Call           AAA        2,578,397
                 Treatment Plant Serial Bonds of 1994, 8.500%, 11/01/08
                 (Alternative Minimum Tax)

                City of Niagara Falls, Niagara County, New York, Public
                Improvement Serial Bonds of 1994:
        1,000    7.500%, 3/01/13                                                         No Opt. Call           AAA        1,210,640
        2,000    6.900%, 3/01/22                                                          3/04 at 102           AAA        2,141,740


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 8.2%

        1,000   Metropolitan Transportation Authority, Dedicated Tax Fund Bonds,          4/07 at 101           AAA          918,470
                 Series 1996A, 5.250%, 4/01/26

        2,000   Metropolitan Transportation Authority, Dedicated Tax Fund Bonds,          4/10 at 100           AAA        2,036,860
                 Series 2000A, 6.000%, 4/01/30

        1,500   New York City Transitional Finance Authority, Future                      5/10 at 101           AAA        1,535,580
                 Tax Secured Bonds, Fiscal 2000 Series B, 6.000%, 11/15/24

        3,000   Dormitory Authority of the State of New York, Municipal Health            1/09 at 101           AAA        2,658,600
                 Facilities Improvement Program, Lease Revenue Bonds
                 (New York City Issue), 1998 Series 1, 5.000%, 1/15/23

        1,000   Dormitory Authority of the State of New York, Court Facilities            5/10 at 101           AAA          989,330
                 Lease Revenue Bonds (New York City Issue), Series 1999,
                 5.750%, 5/15/30

        1,500   New York State Medical Care Facilities Finance Agency,                    2/04 at 102           AAA        1,376,205
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1994 Series A, 5.250%, 8/15/23

           20   New York State Medical Care Facilities Financing Agency,                  2/02 at 102           AAA           20,847
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1992 Series A, 6.375%, 8/15/17

        1,900   New York State Urban Development Corporation, Correctional               No Opt. Call           AAA        1,887,897
                 Facilities Revenue Bonds, 1993A, Refunding Series,
                 5.250%, 1/01/14

        2,045   New York State Urban Development Corporation, Correctional                1/09 at 101           AAA        2,081,769
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

        1,500   Suffolk County Judicial Facilities Agency (Suffolk County,               10/09 at 101           AAA        1,403,265
                 New York), Service Agreement Revenue Bonds, Series 1999
                 (John P. Colahan Court Complex), 5.000%, 4/15/16

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC. (NNF) (continued)
                            March 31, 2000

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 4.1%

$       4,500   Metropolitan Transportation Authority, Commuter Facilities Revenue    7/07 at 101 1/2           AAA      $ 4,368,375
                 Bonds, Series 1997A, 5.625%, 7/01/27

          500   Niagara Frontier Transportation Authority (Buffalo Niagara                4/09 at 101           AAA          480,675
                 International Airport), Airport Revenue Bonds, Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)

        2,500   The Port Authority of New York and New Jersey, Consolidated               1/03 at 101           AAA        2,531,950
                 Bonds, Eighty-Fourth Series, 5.875%, 7/15/16
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 22.5%

        2,000   Metropolitan Transportation Authority, Commuter Facilities                7/02 at 102           AAA        2,103,720
                 Revenue Bonds, Series 1992B, 6.250%, 7/01/17
                 (Pre-refunded to 7/01/02)

        1,000   Metropolitan Transportation Authority, Commuter Facilities Revenue    7/04 at 101 1/2           AAA        1,072,470
                 Bonds, Series 1994A, 6.375%, 7/01/18 (Pre-refunded to 7/01/04)

        1,700   Metropolitan Transportation Authority, Transit Facilities Revenue         7/06 at 102           AAA        1,831,274
                 Bonds, Series 1996A, 6.100%, 7/01/21 (Pre-refunded to 7/01/06)

        2,385   The City of New York, General Obligation Bonds,                       8/02 at 101 1/2           AAA        2,519,586
                 Fiscal 1992 Series C, 6.625%, 8/01/14
                 (Pre-refunded to 8/01/02)

        1,500   The City of New York, General Obligation Bonds,                           8/00 at 100           AAA        1,509,375
                 Fiscal 1990 Series F, 6.000%, 8/01/19

        2,500   Dormitory Authority of the State of New York, State University            5/03 at 102           AAA        2,635,700
                 Educational Facilities, Revenue Bonds, Series 1995A,
                 6.000%, 5/15/22 (Pre-refunded to 5/15/03)

        2,500   Dormitory Authority of the State of New York, The New York                7/02 at 102           AAA        2,609,875
                 Public Library Insured Revenue Bonds, Series 1992A,
                 5.875%, 7/01/22 (Pre-refunded to 7/01/02)

        1,000   Dormitory Authority of the State of New York, Colgate University          7/01 at 102           AAA        1,044,060
                 Insured Revenue Bonds, Series 1991A, 6.500%, 7/01/21
                 (Pre-refunded to 7/01/01)

        6,855   Dormitory Authority of the State of New York, City University             7/04 at 102           AAA        7,476,200
                 System Consolidated Third General Resolution Revenue
                 Bonds, 1994 Series 2, 6.750%, 7/01/24
                 (Pre-refunded to 7/01/04)

        1,335   Dormitory Authority of the State of New York, City University             7/00 at 102           AAA        1,370,992
                 System Consolidated Second General Resolution Revenue
                 Bonds, Series 1990C, 7.000%, 7/01/14 (Pre-refunded to 7/01/00)

        7,800   New York State Medical Care Facilities Finance Agency,                    2/05 at 102           AAA        8,570,562
                 New York Hospital, FHA-Insured Mortgage Revenue Bonds,
                 1994 Series A, 6.800%, 8/15/24 (Pre-refunded to 2/15/05)

        1,980   New York Medical Care Facilities Finance Agency, Mental Health            2/02 at 102           AAA        2,076,406
                 Services Facilities Improvement Revenue Bonds, 1992 Series A,
                 6.375%, 8/15/17 (Pre-refunded to 2/15/02)

        1,900   New York State Thruway Authority, General Revenue Bonds,                  1/05 at 102           AAA        2,020,555
                 Series C, 6.000%, 1/01/25 (Pre-refunded to 1/01/05)

          100   County of Niagara, Public Improvement Serial Bonds of 1993,               8/00 at 102           AAA          102,587
                 5.750%, 8/15/20 (Pre-refunded to 8/15/00)

        3,800   Triborough Bridge and Tunnel Authority, General Purpose Revenue           1/01 at 100           AAA        3,851,528
                 Bonds, Series T, 6.000%, 1/01/22 (Pre-refunded to 1/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.3%

        1,165   Islip Resource Recovery Agency, Resource Recovery System                  7/04 at 102           AAA        1,201,406
                 Revenue Bonds (1985 Facility), Series B, 6.125%, 7/01/13
                 (Alternative Minimum Tax)

        5,000   Long Island Power Authority, Electric System General Revenue              6/08 at 101           AAA        4,521,500
                 Bonds, Series 1998A, 5.125%, 12/01/22

        2,500   New York State Energy Research and Development Authority,                 5/02 at 102           AAA        2,625,625
                 Adjustable Rate Gas Facilities Revenue Bonds, Series 1989A
                 (The Brooklyn Union Gas Company Project), 6.750%, 2/01/24
                 (Alternative Minimum Tax)

        2,750   New York State Energy Research and Development Authority,                 7/03 at 102           AAA        2,616,378
                 Gas Facilities Revenue Bonds, Series C (The Brooklyn Union Gas
                 Company Project), 5.600%, 6/01/25 (Alternative Minimum Tax)

        2,500   New York State Energy Research and Development Authority,                 7/05 at 102           AAA        2,526,325
                 Adjustable Rate Pollution Control Revenue Bonds (New York
                 State Electric and Gas Corporation Project), 1987 Series A,
                 6.150%, 7/01/26 (Alternative Minimum Tax)

        6,100   New York State Energy Research and Development Authority,                 5/02 at 102           AAA        6,219,438
                 Pollution Control Revenue Bonds, Series 1992B
                 (Rochester Gas and Electric Corporation Projects),
                 6.500%, 5/15/32 (Alternative Minimum)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES (continued)

$       2,500   New York State Energy Research and Development Authority,                12/01 at 101           AAA      $ 2,542,175
                 Facilities Revenue Bonds, Series 1992B (Consolidated Edison
                 Company of New York, Inc. Project), 6.375%, 12/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.8%

        1,000   New York City, Municipal Water Finance Authority,                         6/07 at 101           AAA          913,130
                 Water and Sewer System Revenue Bonds, Fiscal 1998 Series B,
                 5.250%, 6/15/29

        1,800   New York City, Municipal Water Finance Authority,                         6/09 at 101           AAA        1,713,940
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32

        2,500   Suffolk County Water Authority, Water System Revenue Bonds,              No Opt. Call           AAA        2,477,700
                 Series 1993 Refunding, 5.100%, 6/01/12
------------------------------------------------------------------------------------------------------------------------------------
$     178,390   Total Investments - (cost $176,276,431) - 99.2%                                                          179,596,054
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                       1,463,427
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $181,059,481
                ====================================================================================================================


                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN)
                            March 31, 2000

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 1.8%

$       2,250   TSASC, Inc. (New York), Tobacco Flexible Amortization Bonds,              7/09 at 101           Aa1      $ 2,239,515
                 Series 1999-1, 6.250%, 7/15/27

        1,250   Westchester Tobacco Asset Securitization Corporation (New York),          7/10 at 101            A1        1,076,450
                 Tobacco Settlement Asset-Backed Bonds, Series 1999,
                 0.000%, 7/15/29


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 16.8%

                Village of Kenmore Housing Authority, Tax-Exempt Student Housing
                Revenue Bonds (State University of New York at Buffalo Student
                Apartment Project), Series 1999A:
        3,000    5.500%, 8/01/19                                                          8/09 at 102            AA        2,864,100
        3,000    5.500%, 8/01/24                                                          8/09 at 102            AA        2,796,360

        3,070   County of Monroe Industrial Development Agency, Civic Facility            6/09 at 102            AA        2,813,778
                 Revenue Bonds (St. John Fisher College Project), Series 1999,
                 5.375%, 6/01/24

        3,500   Dormitory Authority of the State of New York, Lease Revenue               7/09 at 101             A        3,318,805
                 Bonds (State University Dormitory Facilities Issue),
                 Series 1999B, 5.375%, 7/01/19

        1,000   Dormitory Authority of the State of New York, Lease Revenue               7/09 at 101           AAA          954,510
                 Bonds (State University Dormitory Facilities Issue),
                 Series 1999C, 5.500%, 7/01/29

        2,500   Dormitory Authority of the State of New York, Rochester                   7/07 at 101           AAA        2,315,900
                 Institute of Technology Insured Revenue Bonds,
                 Series 1997, 5.250%, 7/01/22

        3,360   Dormitory Authority of the State of New York, Siena College               7/07 at 102           AAA        3,394,541
                 Insured Revenue Bonds, Series 1997, 5.700%, 7/01/17

        5,000   Dormitory Authority of the State of New York, City University             7/08 at 101           AAA        4,384,400
                 System Consolidated Third General Resolution Revenue Bonds,
                 1998 Series 2, 5.000%, 7/01/28

        3,000   Dormitory Authority of the State of New York, University of Rochester     7/09 at 101            A+        2,979,030
                 Revenue Bonds, Series 1999A and 1999B, 5.500%, 7/01/16

        1,750   Dormitory Authority of the State of New York, Pratt Institute Revenue     7/09 at 102            AA        1,772,663
                 Bonds, Series 1999, 6.000%, 7/01/20

        1,000   Dormitory Authority of the State of New York, Marymount                   7/09 at 101            AA        1,026,300
                 Manhattan College Insured Revenue Bonds, Series 1999,
                 6.250%, 7/01/29

        3,565   Rensselaer County Industrial Development Agency,                          8/09 at 101            A+        3,153,349
                 Civic Facility Revenue Bonds (Rensselaer Polytechnic Institute
                 Dormitory Project), Series 1999A, 5.125%, 8/01/27


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 23.6%

                City of Albany Industrial Development Agency, Civic Facility
                Revenue Bonds (Albany Medical Center Project), Series 1999:
        1,120    6.000%, 5/01/19                                                          5/09 at 101           N/R          962,506
        1,460    6.000%, 5/01/29                                                          5/09 at 101           N/R        1,210,325

        5,000   New York City Health and Hospitals Corporation, Health System             2/09 at 101           AAA        4,484,650
                 Bonds, 1999 Series A, 5.000%, 2/15/20

                Dormitory Authority of the State of New York, Frances Schervier
`               Home and Hospital Insured Revenue Bonds (Franciscan Health
                Partnership Obligated Group), Series 1997:
        2,000    5.500%, 7/01/17                                                          7/07 at 102            AA        1,938,120
        2,500    5.500%, 7/01/27                                                          7/07 at 102            AA        2,317,250

                Dormitory Authority of the State of New York, Victory Memorial
                Hospital, FHA-Insured Mortgage Hospital Revenue Bonds, Series
                1999:
        2,400    5.250%, 8/01/15                                                          8/09 at 101           AAA        2,320,104
        2,000    5.375%, 8/01/25                                                          8/09 at 101           AAA        1,866,380

        4,850   Dormitory Authority of the State of New York, Secured Hospital        2/08 at 101 1/2           AAA        4,527,184
                 Revenue Refunding Bonds (Wyckoff Heights Medical Center),
                 Series 1998H, 5.300%, 8/15/21

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE (continued)

$       2,750   Dormitory Authority of the State of New York, The Memorial                2/09 at 101           AAA      $ 2,582,938
                 Hospital of William F. and Gertrude F. Jones, Inc., FHA-Insured
                 Mortgage Hospital Revenue Bonds, Series 1999, 5.250%, 8/01/19

        4,825   Dormitory Authority of the State of New York, The New York Hospital       8/09 at 101           AAA        4,520,253
                 Medical Center of Queens, FHA- Insured Mortgage Hospital
                 Revenue Bonds, Series 1999, 5.450%, 8/01/29

        3,325   Dormitory Authority of the State of New York (Catholic Health             7/09 at 101           AAA        3,178,900
                 Services of Long Island Obligated Group), St. Francis Hospital
                 Revenue Bonds, Series 1999A, 5.500%, 7/01/22

        5,000   New York State Medical Care Facilities Finance Agency, Hospital           2/04 at 102           Aa2        4,826,550
                 Insured Mortgage Revenue Bonds, 1994 Series A, 5.250%, 8/15/14

        4,000   Ulster County Industrial Development Agency, Civic Facility              11/09 at 101            A2        3,617,960
                 Revenue Bonds (The Kingston Hospital Project - Letter of Credit
                 Secured), Series 1999, 5.650%, 11/15/24

        3,825   Yates County Industrial Development Agency (Yates County,                 8/09 at 101           AAA        3,626,712
                 New York), Civic Facility Revenue Bonds (Soldiers and Sailors
                 Memorial Hospital of Yates County Project - FHA-Insured),
                 Series 1999A, 5.650%, 2/01/39

        3,000   City of Yonkers Industrial Development Agency, Mortgage                   2/09 at 101           AAA        2,811,750
                 Revenue Bonds, Series 1999 (FHA- Insured Mortgage Michael
                 Malotz Skilled Nursing Pavilion Project), 5.450%, 2/01/29


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.7%

        5,500   Guam Housing Corporation, Single Family Mortgage Revenue                 No Opt. Call           AAA        5,431,910
                 Bonds (Guaranteed Mortgage-Backed Securities Program),
                 1998 Series A, 5.750%, 9/01/31 (Alternative Minimum Tax)

        5,700   State of New York Mortgage Agency, Homeowner Mortgage                    10/09 at 100           N/R        5,415,570
                 Revenue Bonds, Series 82, 5.650%, 4/01/30
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.2%

                Appleridge Retirement Community, Inc., Mortgage Revenue Bonds
                (GNMA Collateralized Mortgage Loan - Appleridge Retirement
                Community, Inc. Project), Series 1999:
        1,150    5.700%, 9/01/31                                                          9/09 at 102           Aaa        1,104,230
        1,250    5.750%, 9/01/41                                                          9/09 at 102           Aaa        1,199,225


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.4%

        3,000   The City of New York, General Obligation Bonds,                           2/08 at 101            A-        2,852,910
                 Fiscal 1998 Series F, 5.250%, 8/01/16

                The City of New York, General Obligation Bonds, Fiscal 1999 Series J:
        2,000    5.000%, 5/15/20                                                          5/09 at 101           AAA        1,804,940
        5,000    5.125%, 5/15/29                                                          5/09 at 101           AAA        4,447,850

                County of Orange, General Obligation Bonds, Various Purpose
                Serial Bonds of 1997:
        3,040    5.125%, 9/01/22                                                          9/07 at 101           Aa2        2,782,482
        1,195    5.125%, 9/01/23                                                          9/07 at 101           Aa2        1,090,187

                The City of Rochester, New York, General Obligation Serial Bonds,
                Series 1999:
          720    5.250%, 10/01/18                                                        No Opt. Call           AAA          700,488
          720    5.250%, 10/01/19                                                        No Opt. Call           AAA          693,216

        2,280   County of Rockland, New York, Various Purpose Serial Bonds,              10/09 at 101            AA        2,309,822
                 Series 1999, 5.600%, 10/15/16

                City School District of Rye, Westchester County, New York,
                General Obligations Serial Bonds, Series 1999:
          650    5.600%, 8/15/17 (Alternative Minimum Tax)                                8/08 at 101           Aaa          660,953
          675    5.600%, 8/15/18                                                          8/08 at 101           Aaa          683,694
          675    5.600%, 8/15/19                                                          8/08 at 101           Aaa          680,501

        1,000   City of Yonkers, New York, School Bonds 1999-C, 5.000%, 6/01/19           6/09 at 101           AAA          911,870


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 21.8%

        5,220   Metropolitan Transportation Authority, Dedicated Tax Fund                 4/09 at 101           AAA        4,848,545
                 Bonds, Series 1999A, 5.250%, 4/01/23

        8,995   New York City Transit Authority/ Metropolitan Transportation              1/10 at 101           AAA        8,253,272
                 Authority/ Triborough Bridge and Tunnel Authority,
                 Certificates of Participation, Series 1999A, 5.250%, 1/01/29
       10,000   New York City Transitional Finance Authority, Future                      8/07 at 101            AA        8,771,000
                 Tax Secured Bonds, Fiscal 1998 Series A, 5.000%, 8/15/27


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN) (continued)
                            March 31, 2000

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   Dormitory Authority of the State of New York, Court Facilities Lease      5/10 at 101           AAA      $ 1,978,660
                 Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30

        2,910   Dormitory Authority of the State of New York, Special Act School          7/09 at 102           AAA        2,830,906
                 Districts Program Insured Revenue  Bonds, Series 1998,
                 5.250%, 7/01/15

        5,000   Dormitory Authority of the State of New York, Mental Health               8/09 at 101           AAA        4,529,200
                 Services Facilities Improvement Revenue Bonds, Series 1999D,
                 5.250%, 2/15/29

        1,000   New York State Medical Care Facilities Finance Agency,                    2/04 at 102           AAA          917,470
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1994 Series A, 5.250%, 8/15/23

        2,900   New York State Thruway Authority, Local Highway and                       4/08 at 101           AAA        2,863,286
                 Bridge Service Contract Bonds, Series 1998A-2, 5.375%, 4/01/16

        3,000   New York State Urban Development Corporation, Correctional                1/09 at 101           AAA        3,053,940
                 Facilities Service Contract Revenue Bonds, Series C, 6.000%, 1/01/29

        3,345   Suffolk County Judicial Facilities Agency (Suffolk County,               10/09 at 101           AAA        3,256,592
                 New York), Service Agreement Revenue Bonds, Series 1999
                 (John P. Colahan Court Complex), 5.250%, 10/15/15


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.8%

        2,000   Metropolitan Transportation Authority, Commuter Facilities                7/07 at 101           AAA        1,873,740
                 Revenue Bonds, Series 1997C, 5.375%, 7/01/27

                New York City Industrial Development Agency, Special Facility
                Revenue Bonds (1990 American Airlines, Inc. Project), Remarketed:
        2,250    5.400%, 7/01/19                                                          8/07 at 102          Baa1        1,982,385
        6,600    5.400%, 7/01/20 (Alternative Minimum Tax)                                8/07 at 102          Baa1        5,794,932

          500   Niagara Frontier Transportation Authority (Buffalo Niagara                4/09 at 101           AAA          480,675
                 International Airport), Airport Revenue Bonds, Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)

        5,000   Triborough Bridge and Tunnel Authority, General Purpose                   1/07 at 101           Aa3        4,574,250
                 Revenue Bonds, Series 1997A, 5.250%, 1/01/28


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.3%

          500   Erie County, Industrial Development Agency, Solid Waste                  12/10 at 103           N/R          548,395
                 Disposal Facility Revenue Bonds (1998 CanFibre of
                 Lackawanna Project), 9.050%, 12/01/25
                 (Alternative Minimum Tax)

                Long Island Power Authority, Electric System General Revenue
                Bonds, Series 1998A:
        4,800    5.125%, 12/01/22                                                         6/08 at 101           AAA        4,340,640
        5,575    5.250%, 12/01/26                                                         6/08 at 101           AAA        5,122,087


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.7%

        9,750   New York City Municipal Water Finance Authority, Water and                6/07 at 101           AAA        8,903,015
                 Sewer System Revenue Bonds, Fiscal 1998 Series B,
                 5.250%, 6/15/29
------------------------------------------------------------------------------------------------------------------------------------
$     201,200   Total Investments - (cost $194,243,989) - 99.1%                                                          187,574,121
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                       1,784,298
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $189,358,419
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS (Unaudited)
March 31, 2000
                                                                                         NEW YORK          NEW YORK
                                                                        NEW YORK      PERFORMANCE         INVESTMENT        NEW YORK
                                                                           VALUE             PLUS           QUALITY   SELECT QUALITY
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at market value               $141,649,941     $334,227,606      $389,592,236     $527,885,133
 Cash                                                                        --         1,086,562         3,774,639               --
 Receivables:
   Interest                                                            2,546,920        6,045,391         6,803,359        8,857,105
   Investments sold                                                          --           184,235               --                --
 Other assets                                                             17,716           42,022             8,096            8,253
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   144,214,577      341,585,816       400,178,330      536,750,491
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                                          289,308               --               --         1,615,254
 Payable for investments purchased                                           --                --           995,054              --
 Accrued expenses:
   Management fees                                                        72,763          182,154           212,340          283,857
   Other                                                                 121,547          145,060           236,589          286,644
 Preferred share dividends payable                                           --            39,852            61,024           36,761
 Common share dividends payable                                          642,860        1,181,602         1,362,796        1,815,069
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                1,126,478        1,548,668         2,867,803        4,037,585
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                          $143,088,099     $340,037,148      $397,310,527     $532,712,906
====================================================================================================================================
Preferred shares, at liquidation value                                      N/A      $124,300,000      $144,000,000     $193,000,000
====================================================================================================================================
Preferred shares outstanding                                                N/A             4,972             5,760            7,720
====================================================================================================================================
Common shares outstanding                                             15,120,364       14,957,607        17,699,489       23,420,961
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value, divided by
   Common shares outstanding)                                       $       9.46     $      14.42      $      14.31     $      14.50
====================================================================================================================================
N/A - Fund is not authorized to issue Preferred Shares.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS (Unaudited) (continued)
March 31, 2000
                                                                                                            INSURED         NEW YORK
                                                                                         NEW YORK          NEW YORK         DIVIDEND
                                                                                   QUALITY INCOME    PREMIUM INCOME        ADVANTAGE
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at market value                                $536,636,062      $179,596,054     $187,574,121
 Cash                                                                                          --                --               --
 Receivables:
   Interest                                                                             8,702,246         2,765,846        2,838,185
   Investments sold                                                                            --                --               --
 Other assets                                                                               3,690             2,990           66,249
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                    545,341,998       182,364,890      190,478,555
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                                                           629,395           460,541          229,225
 Payable for investments purchased                                                             --                --               --
 Accrued expenses:
   Management fees                                                                        288,770            98,208           54,415
   Other                                                                                  159,383           146,805          166,169
 Preferred share dividends payable                                                         57,549            23,048           36,865
 Common share dividends payable                                                         1,830,365           576,807          633,462
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                 2,965,462         1,305,409        1,120,136
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                           $542,376,536      $181,059,481     $189,358,419
====================================================================================================================================
Preferred shares, at liquidation value                                               $197,000,000      $ 65,000,000     $ 69,000,000
====================================================================================================================================
Preferred shares outstanding                                                                7,880             2,600            2,760
====================================================================================================================================
Common shares outstanding                                                              24,083,739         8,299,632        9,179,007
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value, divided by
   Common shares outstanding)                                                        $      14.34       $     13.98     $      13.11
====================================================================================================================================

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended March 31, 2000

                                                                                        NEW YORK          NEW YORK
                                                                       NEW YORK      PERFORMANCE        INVESTMENT         NEW YORK
                                                                          VALUE             PLUS           QUALITY   SELECT QUALITY
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 4,421,228      $10,685,707       $12,220,915      $16,522,766
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         428,913        1,071,546         1,248,399        1,671,674
Preferred shares - auction fees                                             N/A          143,198           165,370          241,911
Preferred shares - dividend disbursing agent fees                           N/A           20,055            15,041           15,041
Shareholders' servicing agent fees and expenses                          21,556           21,748            23,535           17,435
Custodian's fees and expenses                                            46,059           44,885            51,269           67,825
Directors'/Trustees' fees and expenses                                    2,294            4,806             5,182            6,479
Professional fees                                                         6,253            2,637             4,591           26,365
Shareholders' reports - printing and mailing expenses                     2,298            4,917            13,752           43,522
Stock exchange listing fees                                              12,018           15,673            12,534           17,891
Investor relations expense                                                7,588           15,556            17,552           22,416
Portfolio insurance expense                                                  --               --            19,321           50,835
Other expenses                                                            8,893           17,371            22,733           26,798
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                                535,872        1,362,392         1,599,279        2,208,192
   Custodian fee credit                                                  (9,982)         (18,282)          (32,747)          (2,319)
   Expense reimbursement                                                     --               --                --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                            525,890        1,344,110         1,566,532        2,205,873
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 3,895,338        9,341,597        10,654,383       14,316,893
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                (1,745,222)      (1,517,892)        1,172,968         (781,931)
Change in net unrealized appreciation (depreciation)
   of investments                                                       639,138         (586,387)       (3,139,646)      (2,061,817)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                     (1,106,084)      (2,104,279)       (1,966,678)      (2,843,748)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $ 2,789,254      $ 7,237,318       $ 8,687,705      $11,473,145
===================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

                                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (Unaudited) (continued)
Six Months Ended March 31, 2000
                                                                                                           INSURED         NEW YORK
                                                                                        NEW YORK          NEW YORK         DIVIDEND
                                                                                  QUALITY INCOME    PREMIUM INCOME        ADVANTAGE
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $16,351,993       $ 5,221,704      $ 5,433,338
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees                                                                       1,701,734           578,077          595,489
 Preferred shares - auction fees                                                         229,911            81,473           86,486
 Preferred shares - dividend disbursing agent fees                                        20,055            10,027            5,014
 Shareholders' servicing agent fees and expenses                                          13,531             6,731            3,157
 Custodian's fees and expenses                                                            27,222            32,277           22,048
 Directors'/Trustees' fees and expenses                                                    6,659             3,086            1,005
 Professional fees                                                                         4,249             3,388           12,643
 Shareholders' reports - printing and mailing expenses                                    14,452             7,166            5,234
 Stock exchange listing fees                                                              17,428             8,060           14,342
 Investor relations expense                                                               23,585             8,385            4,173
Portfolio insurance expense                                                                  --              3,851              --
Other expenses                                                                            29,590            10,645            2,892
-----------------------------------------------------------------------------------------------------------------------------------
 Total expenses before custodian fee credit and
   expense reimbursement                                                               2,088,416           753,166          752,483
   Custodian fee credit                                                                   (4,896)           (7,049)          (6,933)
   Expense reimbursement                                                                      --                --         (277,311)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           2,083,520           746,117          468,239
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 14,268,473         4,475,587        4,965,099
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                                 (1,304,616)       (1,005,833)      (1,797,800)
Change in net unrealized appreciation (depreciation)
   of investments                                                                     (3,446,843)         (658,707)         563,476
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                      (4,751,459)       (1,664,540)      (1,234,324)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                           $ 9,517,014       $ 2,811,047      $ 3,730,775
===================================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
                                       NEW YORK VALUE                 NEW YORK PERFORMANCE PLUS       NEW YORK INVESTMENT QUALITY
                             ---------------------------------  ---------------------------------- --------------------------------
                             SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED      YEAR ENDED
                                      3/31/00          9/30/99           3/31/00           9/30/99          3/31/00         9/30/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 3,895,338      $ 7,748,064      $  9,341,597      $ 18,413,404     $ 10,654,383    $ 21,016,680
Net realized gain (loss)
   from investment
   transactions                    (1,745,222)        (802,699)       (1,517,892)        1,634,315        1,172,968      (1,220,746)
Change in net unrealized
   appreciation (depreciation)
   of investments                     639,138      (10,772,832)         (586,387)      (25,013,575)      (3,139,646)    (22,181,816)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   from operations                  2,789,254       (3,827,467)        7,237,318        (4,965,856)       8,687,705      (2,385,882)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net
 investment income:
   Common shareholders             (3,780,092)      (7,711,388)       (7,366,565)      (15,332,875)      (8,389,558)    (17,640,215)
   Preferred shareholders                 N/A              N/A        (2,063,640)       (3,250,764)      (2,546,621)     (3,653,529)
From accumulated net realized gains
  from investment transactions:
   Common shareholders                     --       (1,468,187)         (927,372)               --               --      (1,505,529)
   Preferred shareholders                 N/A              N/A          (239,859)               --               --        (317,760)
Decrease in net assets from
   distributions to shareholders   (3,780,092)      (9,179,575)      (10,597,436)      (18,583,639)     (10,936,179)    (23,117,033)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares        --               --                --                --               --              --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions         --               --           346,015         2,236,986          211,776       2,830,318
Preferred shares:
   Net proceeds from sale of shares       N/A              N/A                --        19,689,440               --      23,647,328
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital
   share transactions                      --               --           346,015        21,926,426          211,776      26,477,646
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets                       (990,838)    (13,007,042)       (3,014,103)       (1,623,069)      (2,036,698)        974,731
Net assets at the
  beginning of period              144,078,937     157,085,979       343,051,251       344,674,320      399,347,225     398,372,494
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period   $143,088,099    $144,078,937      $340,037,148      $343,051,251     $397,310,527    $399,347,225
===================================================================================================================================
Balance of undistributed net
   investment income at the
   end of period                  $    206,141    $     90,895      $    258,533      $    347,141     $     31,986    $    313,782
===================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited) (continued)
                                                                      NEW YORK SELECT QUALITY            NEW YORK QUALITY INCOME
                                                                ---------------------------------- --------------------------------
                                                                SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED      YEAR ENDED
                                                                         3/31/00           9/30/99          3/31/00         9/30/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 14,316,893      $ 27,827,012     $ 14,268,473    $ 27,486,461
Net realized gain (loss) from investment
   transactions                                                         (781,931)       (1,586,994)      (1,304,616)       (118,949)
Change in net unrealized appreciation
   (depreciation) of investments                                      (2,061,817)      (28,225,081)      (3,446,843)    (31,066,531)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                                    11,473,145        (1,985,063)       9,517,014      (3,699,019)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                               (11,263,575)      (23,022,620)     (11,078,520)    (22,417,666)
   Preferred shareholders                                             (3,445,022)       (4,923,219)      (3,352,514)     (5,278,453)
From accumulated net realized gains
from investment transactions:
   Common shareholders                                                        --        (1,003,402)              --        (794,873)
   Preferred shareholders                                                     --          (220,788)              --        (200,072)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                                     (14,708,597)      (29,170,029)     (14,431,034)    (28,691,064)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                           --                --               --              --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                       665,924         4,369,224          358,915       3,911,754
Preferred shares:
   Net proceeds from sale of shares                                           --        42,451,046               --      26,614,494
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital
   share transactions                                                    665,924        46,820,270          358,915      30,526,248
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                 (2,569,528)       15,665,178       (4,555,105)     (1,863,835)
Net assets at the beginning of period                                535,282,434       519,617,256      546,931,641     548,795,476
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                     $532,712,906      $535,282,434     $542,376,536    $546,931,641
===================================================================================================================================
Balance of undistributed net
   investment income at the
   end of period                                                    $    108,453      $    500,157     $    385,010    $    547,571
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                    INSURED NEW YORK PREMIUM INCOME     NEW YORK DIVIDEND ADVANTAGE
                                                                    -------------------------------     ---------------------------
                                                                                                                     FOR THE PERIOD
                                                                                                                            5/26/99
                                                                      SIX MONTHS              YEAR       SIX MONTHS   (COMMENCEMENT
                                                                           ENDED             ENDED            ENDED   OF OPERATIONS)
                                                                         3/31/00           9/30/99          3/31/00 THROUGH 9/30/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $  4,475,587      $  8,818,900     $  4,965,099    $  2,502,204
Net realized gain (loss) from investment
   transactions                                                       (1,005,833)          214,511       (1,797,800)     (1,388,238)
Change in net unrealized appreciation
   (depreciation) of investments                                        (658,707)      (12,463,282)         563,476      (7,233,344)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                                     2,811,047        (3,429,871)       3,730,775      (6,119,378)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                                (3,460,948)       (6,867,848)      (3,914,627)     (1,968,457)
   Preferred shareholders                                             (1,155,973)       (1,943,944)      (1,264,474)       (472,110)
From accumulated net realized gains
  from investment transactions:
   Common shareholders                                                        --                --               --              --
   Preferred shareholders                                                     --                --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                                      (4,616,921)       (8,811,792)      (5,179,101)     (2,440,567)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                           --                --               --     131,174,518
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                        65,682           735,504            5,486           5,347
Preferred shares:
   Net proceeds from sale of shares                                           --                --               --      68,081,318
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital
   share transactions                                                     65,682           735,504            5,486     199,261,183
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                 (1,740,192)      (11,506,159)      (1,442,840)    190,701,238
Net assets at the beginning of period                                182,799,673       194,305,832      190,801,259         100,021
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                     $181,059,481      $182,799,673     $189,358,419    $190,801,259
===================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the
   end of period                                                    $    312,214      $    453,548     $   (152,365)   $     61,637
===================================================================================================================================

                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The New York Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen New York Municipal Value Fund, Inc.
(NNY), Nuveen New York Performance Plus Municipal Fund, Inc. (NNP), Nuveen New York Investment Quality Municipal Fund, Inc. (NQN), Nuveen New York Select Quality Municipal Fund, Inc. (NVN), Nuveen New York Quality Income Municipal Fund, Inc. (NUN), Nuveen Insured New York Premium Income Municipal Fund, Inc.
(NNF) and Nuveen New York Dividend Advantage Municipal Fund (NAN).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 2000, New York Investment Quality had an outstanding when-issued purchase commitment of $995,054. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share for New York Value and $.01 per Common share for the other Funds. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions, if any, are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
New York Value is not authorized to issue Preferred shares. The Funds below have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                                                        INSURED
                                  NEW YORK     NEW YORK      NEW YORK     NEW YORK     NEW YORK    NEW YORK
                               PERFORMANCE   INVESTMENT        SELECT      QUALITY      PREMIUM    DIVIDEND
                                      PLUS      QUALITY       QUALITY       INCOME       INCOME   ADVANTAGE
-----------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                          1,600         960            --        2,200        1,320           --
   Series T                            800       2,400         1,720           --        1,280           --
   Series W                          2,000          --         2,400        2,200           --           --
   Series Th                            --          --         3,600        2,400           --           --
   Series F                            572       2,400            --        1,080           --        2,760
-----------------------------------------------------------------------------------------------------------
Total                                4,972       5,760         7,720        7,880        2,600        2,760
===========================================================================================================


Insurance
New York Investment Quality, New York Select Quality, New York Quality Income and Insured New York Premium Income invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds'shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended March 31, 2000.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Reclassification
Certain amounts have been reclassified in the 1999 Financial Highlights to conform to the 2000 presentation.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                                              NEW YORK VALUE    NEW YORK PERFORMANCE PLUS
                                                          --------------------- -------------------------
                                                          SIX MONTHS       YEAR      SIX MONTHS      YEAR
                                                               ENDED      ENDED           ENDED     ENDED
                                                             3/31/00    9/30/99         3/31/00   9/30/99
---------------------------------------------------------------------------------------------------------
Common Shares:
   Shares sold                                                    --         --              --        --
   Shares issued to shareholders
     due to reinvestment of distributions                         --         --          23,171   132,291
---------------------------------------------------------------------------------------------------------
                                                                  --         --          23,171   132,291
=========================================================================================================
Preferred shares sold                                            N/A        N/A              --       800
=========================================================================================================
                                                               NEW YORK                   NEW YORK
                                                          INVESTMENT QUALITY            SELECT QUALITY
                                                        ---------------------        --------------------
                                                          SIX MONTHS       YEAR      SIX MONTHS      YEAR
                                                               ENDED      ENDED           ENDED     ENDED
                                                             3/31/00    9/30/99         3/31/00   9/30/99
---------------------------------------------------------------------------------------------------------
Common Shares:
   Shares sold                                                    --         --              --        --
   Shares issued to shareholders
     due to reinvestment of distributions                     14,233    168,378          45,209   264,877
---------------------------------------------------------------------------------------------------------
                                                              14,233    168,378          45,209   264,877
=========================================================================================================
Preferred shares sold                                             --        960              --     1,720
=========================================================================================================
                                                                                     INSURED NEW YORK
                                                      NEW YORK QUALITY INCOME         PREMIUM INCOME
---------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS       YEAR      SIX MONTHS      YEAR
                                                               ENDED      ENDED           ENDED     ENDED
                                                             3/31/00    9/30/99         3/31/00   9/30/99
---------------------------------------------------------------------------------------------------------
Common Shares:
   Shares sold                                                    --         --              --        --
   Shares issued to shareholders
     due to reinvestment of distributions                     24,023    242,816           4,491    46,575
---------------------------------------------------------------------------------------------------------
                                                              24,023    242,816           4,491    46,575
=========================================================================================================
Preferred shares sold                                             --      1,080              --        --
=========================================================================================================
                                                                                           NEW YORK
                                                                                      DIVIDEND ADVANTAGE
                                                                                      -------------------
                                                                                                  FOR THE
                                                                                                   PERIOD
                                                                                                  5/26/99
                                                                                               (COMMENCE-
                                                                                          SIX     MENT OF
                                                                                       MONTHS  OPERATIONS)
                                                                                        ENDED     THROUGH
                                                                                      3/31/00     9/30/99
---------------------------------------------------------------------------------------------------------
Common Shares:
   Shares sold                                                                             --   9,169,837
   Shares issued to shareholders
     due to reinvestment of distributions                                               1,826         362
---------------------------------------------------------------------------------------------------------
                                                                                        1,826   9,170,199
=========================================================================================================
Preferred shares sold                                                                      --       2,760
=========================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid May 1, 2000, to shareholders of record on April 15, 2000, as follows:

                                                                                     INSURED
                               NEW YORK     NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK
                  NEW YORK  PERFORMANCE   INVESTMENT        SELECT      QUALITY      PREMIUM     DIVIDEND
                     VALUE         PLUS      QUALITY       QUALITY       INCOME       INCOME    ADVANTAGE
---------------------------------------------------------------------------------------------------------
Dividend per share  $.0425       $.0790       $.0770        $.0775       $.0760       $.0695       $.0690
=========================================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended March 31, 2000, were as follows:

                                                                       NEW YORK     NEW YORK     NEW YORK
                                                          NEW YORK  PERFORMANCE   INVESTMENT       SELECT
                                                             VALUE         PLUS      QUALITY      QUALITY
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $28,984,156  $69,776,548  $80,192,950  $81,894,388
   Short-term municipal securities                       4,600,000   10,000,000   20,700,000   29,700,000
Sales and maturities:
   Long-term municipal securities                       26,517,611   67,011,306   73,301,908   64,619,721
   Short-term municipal securities                       4,600,000   10,000,000   20,700,000   29,700,000
=========================================================================================================

                                                                                     INSURED
                                                                       NEW YORK     NEW YORK     NEW YORK
                                                                        QUALITY      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                   $46,374,413  $14,737,732  $23,008,167
   Short-term municipal securities                                    5,000,000   11,000,000   15,000,000
Sales and maturities:
   Long-term municipal securities                                    45,274,504   14,710,511   18,608,237
   Short-term municipal securities                                    5,000,000   11,000,000   15,000,000
=========================================================================================================

At March 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                                     INSURED
                               NEW YORK     NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK
                  NEW YORK  PERFORMANCE   INVESTMENT        SELECT      QUALITY      PREMIUM     DIVIDEND
                     VALUE         PLUS      QUALITY       QUALITY       INCOME       INCOME    ADVANTAGE
---------------------------------------------------------------------------------------------------------
              $141,435,055 $335,155,263 $386,172,366  $515,444,967 $525,692,904 $176,276,431 $194,243,989
=========================================================================================================

At September 30, 1999, the Funds' last Fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                     INSURED
                                                                                    NEW YORK     NEW YORK
                                                                                     PREMIUM     DIVIDEND
                                                                                      INCOME    ADVANTAGE
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                                           $1,243,060   $       --
   2003                                                                                3,373           --
   2004                                                                            2,802,391           --
   2005                                                                              540,548           --
   2006                                                                                   --           --
   2007                                                                                   --    1,388,238
---------------------------------------------------------------------------------------------------------
Total                                                                             $4,589,372   $1,388,238
=========================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at March 31, 2000, were as follows:

                                                                       NEW YORK     NEW YORK     NEW YORK
                                                          NEW YORK  PERFORMANCE   INVESTMENT       SELECT
                                                             VALUE         PLUS      QUALITY      QUALITY
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $ 4,167,145  $ 8,064,922  $11,726,067  $20,620,829
   depreciation                                         (3,952,259)  (8,992,579)  (8,306,197)  (8,180,663)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)             $   214,886  $  (927,657) $ 3,419,870  $12,440,166
=========================================================================================================

                                                                                     INSURED
                                                                       NEW YORK     NEW YORK     NEW YORK
                                                                        QUALITY      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                     $17,019,801  $ 5,154,747  $   536,920
   depreciation                                                      (6,076,643)  (1,835,124)  (7,206,788)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                          $10,943,158  $ 3,319,623  $(6,669,868)
=========================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding New York Value and New York Dividend Advantage) investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================

Under New York Value's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, of .35 of 1% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

Under New York Dividend Advantage's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5750 of 1
================================================================================

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of New York Dividend Advantage in an amount equal to .30% of the average daily net assets for the period May 26, 1999 (commencement of operations) through July 31, 2004, .25% of the average daily net assets for the year ended July 31, 2005, .20% of the average daily net assets for the year ended July 31, 2006, .15% of the average daily net assets for the year ended July 31, 2007, .10% of the average daily net assets for the year ended July 31, 2008, and .05% of the average daily net assets for the year ended July 31, 2009. The Adviser has not agreed to reimburse New York Dividend Advantage for any portion of its fees and expenses beyond July 31, 2009.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At March 31, 2000, net assets consisted of:

                                                                       NEW YORK     NEW YORK       NEW YORK
                                                          NEW YORK  PERFORMANCE   INVESTMENT         SELECT
                                                             VALUE         PLUS      QUALITY        QUALITY
-----------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                               $        N/A $124,300,000  $144,000,000  $193,000,000
Common shares, $.01 par value per share                    151,204      149,576       176,995       234,210
Paid-in surplus                                        144,261,019  217,774,582   248,509,957   327,713,097
Balance of undistributed net investment income             206,141      258,533        31,986       108,453
Accumulated net realized gain (loss) from
   investment transactions                              (2,548,908)  (1,517,886)      (49,027)   (2,370,014)
Net unrealized appreciation (depreciation)
   of investments                                        1,018,643     (927,657)    4,640,616    14,027,160
-----------------------------------------------------------------------------------------------------------
Net assets                                            $143,088,099  $340,037,148 $397,310,527  $532,712,906
-----------------------------------------------------------------------------------------------------------
Authorized shares:
   Common                                              250,000,000   200,000,000  200,000,000   200,000,000
   Preferred                                                   N/A     1,000,000    1,000,000     1,000,000
===========================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                                                                      INSURED
                                                                       NEW YORK      NEW YORK      NEW YORK
                                                                        QUALITY       PREMIUM      DIVIDEND
                                                                         INCOME        INCOME     ADVANTAGE
-----------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                            $197,000,000  $ 65,000,000  $ 69,000,000
Common shares, $.01 par value per share                                 240,837        82,996        91,790
Paid-in surplus                                                     335,112,677   117,939,855   130,274,900
Undistributed (Over-distribution of) net investment income              385,010       312,214      (152,365)
Accumulated net realized gain (loss) from
   investment transactions                                           (1,472,700)   (5,595,207)   (3,186,038)
Net unrealized appreciation (depreciation) of investments            11,110,712     3,319,623    (6,669,868)
-----------------------------------------------------------------------------------------------------------
Net assets                                                         $542,376,536  $181,059,481  $189,358,419
===========================================================================================================
Authorized shares:
   Common                                                           200,000,000   200,000,000     Unlimited
   Preferred                                                          1,000,000     1,000,000     Unlimited
===========================================================================================================

         FINANCIAL HIGHLIGHTS (Unaudited)
         Selected data for a Common share outstanding throughout each period:

                                 INVESTMENT OPERATIONS                                      LESS DISTRIBUTIONS
                           ---------------------------------  ---------------------------------------------------------------------
                                               NET                     NET               NET
                                         REALIZED/              INVESTMENT        INVESTMENT         CAPITAL       CAPITAL
                BEGINNING         NET   UNREALIZED                  INCOME            INCOME           GAINS         GAINS
                NET ASSET  INVESTMENT   INVESTMENT               TO COMMON      TO PREFERRED       TO COMMON  TO PREFERRED
                    VALUE      INCOME   GAIN (LOSS)    TOTAL  SHAREHOLDERS      SHAREHOLDERS+   SHAREHOLDERS  SHAREHOLDERS+   TOTAL
NEW YORK VALUE
Year Ended 9/30:
    2000 (a)       $ 9.53       $ .26       $ (.08)    $ .18        $ (.25)            $ N/A            $  -         $ N/A   $ (.25)
    1999            10.39         .51         (.76)     (.25)         (.51)              N/A            (.10)          N/A     (.61)
    1998            10.28         .55          .20       .75          (.55)              N/A            (.09)          N/A     (.64)
    1997            10.23         .62          .06       .68          (.62)              N/A            (.01)          N/A     (.63)
    1996            10.44         .64         (.15)      .49          (.66)              N/A            (.04)          N/A     (.70)
    1995            10.39         .66          .06       .72          (.67)              N/A               -           N/A     (.67)
NEW YORK
PERFORMANCE PLUS
Year Ended 9/30:
    2000 (a)        14.65         .62         (.14)      .48          (.49)             (.14)           (.06)         (.02)    (.71)
    1999            16.24        1.24        (1.56)     (.32)        (1.03)             (.22)              -             -    (1.25)
    1998            16.23        1.31          .02      1.33         (1.09)             (.23)              -             -    (1.32)
    1997            16.17        1.35          .06      1.41         (1.11)             (.24)              -             -    (1.35)
    1996            16.41        1.36         (.22)     1.14         (1.13)             (.25)              -             -    (1.38)
    1995            15.91        1.37          .52      1.89         (1.12)             (.27)              -             -    (1.39)
NEW YORK
INVESTMENT QUALITY
Year Ended 9/30:
    2000 (a)       14.44          .60         (.12)      .48          (.47)             (.14)              -             -     (.61)
    1999           15.89         1.19        (1.30)     (.11)        (1.00)             (.21)           (.09)         (.02)   (1.32)
    1998           15.85         1.24          .09      1.33         (1.06)             (.22)           (.01)            -    (1.29)
    1997           15.89         1.29         (.01)     1.28         (1.07)             (.22)           (.02)         (.01)   (1.32)
    1996           16.16         1.30         (.25)     1.05         (1.05)             (.24)           (.02)         (.01)   (1.32)
    1995           15.71         1.30          .48      1.78         (1.05)             (.28)              -             -    (1.33)
NEW YORK
SELECT QUALITY
Year Ended 9/30:
    2000 (a)       14.64          .61         (.12)      .49          (.48)             (.15)              -             -     (.63)
    1999           15.99         1.20        (1.28)     (.08)         (.99)             (.21)           (.04)         (.01)   (1.25)
    1998           15.90         1.19          .11      1.30          (.99)             (.22)              -             -    (1.21)
    1997           15.78         1.21          .13      1.34          (.99)             (.22)           (.01)            -    (1.22)
    1996           15.90         1.22         (.06)     1.16         (1.01)             (.23)           (.03)         (.01)   (1.28)
    1995           15.24         1.23          .69      1.92         (1.01)             (.25)              -             -    (1.26)


                                                            TOTAL RETURNS
                                                          -----------------
               ORGANIZATION
               AND OFFERING
                  COSTS AND                                          BASED
                  PREFERRED       ENDING                   BASED        ON
                      SHARE          NET      ENDING          ON       NET
               UNDERWRITING        ASSET      MARKET      MARKET     ASSET
                  DISCOUNTS        VALUE       VALUE       VALUE**   VALUE**
NEW YORK VALUE
Year Ended 9/30:
    2000 (a)         $    -       $ 9.46    $ 8.2500       (2.79)%    1.96%
    1999                  -         9.53      8.7500       (8.04)    (2.58)
    1998                  -        10.39     10.1250         .87      7.57
    1997                  -        10.28     10.6875        8.11      6.87
    1996                  -        10.23     10.5000        8.07      4.85
    1995                  -        10.44     10.3750        5.33      7.24
NEW YORK
PERFORMANCE PLUS
Year Ended 9/30:
    2000 (a)              -        14.42     13.3750       (9.05)    2.37
    1999               (.02)       14.65     15.3125       (8.25)   (3.65)
    1998                  -        16.24     17.7500         .63     7.00
    1997                  -        16.23     18.7500       15.77     7.49
    1996                  -        16.17     17.2500       10.76     5.53
    1995                  -        16.41     16.6250       12.43    10.62
NEW YORK
INVESTMENT QUALITY
Year Ended 9/30:
    2000 (a)              -        14.31     13.4375       (7.61)    2.50
    1999               (.02)       14.44     15.0625       (8.13)   (2.45)
    1998                  -        15.89     17.5000        2.60     7.27
    1997                  -        15.85     18.1250       14.40     6.84
    1996                  -        15.89     16.8750        9.01     5.09
    1995                  -        16.16     16.5000       15.87     9.98
NEW YORK
SELECT QUALITY
Year Ended 9/30:
    2000 (a)              -        14.50     13.3750       (9.84)    2.42
    1999               (.02)       14.64     15.3750       (3.33)   (2.11)
    1998                  -        15.99     16.9375        6.84     7.01
    1997                  -        15.90     16.8125       11.77     7.34
    1996                  -        15.78     16.0000        8.26     5.86
    1995                  -        15.90     15.7500       15.34    11.41
                                           RATIOS/SUPPLEMENTAL DATA
                    ----------------------------------------------------------------------
                                                   BEFORE CREDIT
                             -------------------------------------------------------------
                                         RATIO OF NET                         RATIO OF NET
                                RATIO OF   INVESTMENT        RATIO OF           INVESTMENT
                                EXPENSES    INCOME TO        EXPENSES            INCOME TO
                              TO AVERAGE   AVERAGE TO         AVERAGE              AVERAGE
                     ENDING   NET ASSETS   NET ASSETS           TOTAL                TOTAL
                        NET   APPLICABLE   APPLICABLE      NET ASSETS           NET ASSETS
                     ASSETS    TO COMMON    TO COMMON       INCLUDING            INCLUDING
                       (000)      SHARES++     SHARES++     PREFERRED++          PREFERRED++
NEW YORK VALUE
Year Ended 9/30:
    2000 (a)       $143,088          .76%*      5.50%*            N/A%                 N/A%
    1999            144,079          .74        5.10              N/A                  N/A
    1998            157,086          .75        5.37              N/A                  N/A
    1997            154,298          .79        6.10              N/A                  N/A
    1996            151,848          .83        6.16              N/A                  N/A
    1995            124,484          .80        6.38              N/A                  N/A
NEW YORK
PERFORMANCE PLUS
Year Ended 9/30:
    2000 (a)        340,037         1.29*       8.81*             .81*                5.54*
    1999            343,051         1.21        7.88              .82                 5.35
    1998            344,674         1.17        8.10              .81                 5.63
    1997            342,320         1.17        8.38              .81                 5.81
    1996            339,360         1.18        8.30              .82                 5.76
    1995            340,246         1.25        8.47              .86                 5.86
NEW YORK
INVESTMENT QUALITY
Year Ended 9/30:
    2000 (a)        397,311         1.29*       8.54*             .81*                5.40*
    1999            399,347         1.23        7.78              .83                 5.28
    1998            398,372         1.18        7.88              .82                 5.49
    1997            395,569         1.18        8.18              .82                 5.69
    1996            394,189         1.18        8.09              .82                 5.63
    1995            396,012         1.22        8.29              .84                 5.73
NEW YORK
SELECT QUALITY
Year Ended 9/30:
    2000 (a)        532,713         1.31*       8.52*             .83*                5.41*
    1999            535,282         1.19        7.74              .81                 5.31
    1998            519,617         1.14        7.51              .81                 5.32
    1997            513,293         1.15        7.70              .81                 5.43
    1996            506,128         1.14        7.68              .80                 5.40
    1995            505,340         1.17        7.99              .82                 5.56

                                       RATIOS/SUPPLEMENTAL DATA
                 -------------------------------------------------------------------
                                       AFTER CREDIT***
                 ------------------------------------------------------
                            RATIO OF NET                   RATIO OF NET
                   RATIO OF   INVESTMENT        RATIO OF     INVESTMENT
                   EXPENSES    INCOME TO        EXPENSES      INCOME TO
                 TO AVERAGE      AVERAGE      TO AVERAGE        AVERAGE
                 NET ASSETS   NET ASSETS           TOTAL          TOTAL
                 APPLICABLE   APPLICABLE      NET ASSETS     NET ASSETS    PORTFOLIO
                  TO COMMON    TO COMMON       INCLUDING      INCLUDING     TURNOVER
                     SHARES++     SHARES++     PREFERRED++    PREFERRED++       RATE
NEW YORK VALUE
Year Ended 9/30:
    2000 (a)           .74%*       5.51%*            N/A%           N/A%          19%
    1999               .74         5.10              N/A            N/A           19
    1998               .75         5.37              N/A            N/A           36
    1997               .79         6.10              N/A            N/A           28
    1996               .83         6.16              N/A            N/A            7
    1995               .80         6.38              N/A            N/A           12
NEW YORK
PERFORMANCE PLUS
Year Ended 9/30:
    2000 (a)          1.27*        8.82*             .80*          5.55*          20
    1999              1.19         7.90              .81           5.36           22
    1998              1.17         8.10              .81           5.63           30
    1997              1.17         8.38              .81           5.81            7
    1996              1.18         8.30              .82           5.76            2
    1995              1.25         8.47              .86           5.86           15
NEW YORK
INVESTMENT QUALITY
Year Ended 9/30:
    2000 (a)          1.26*        8.57*             .80*          5.42*          19
    1999              1.22         7.79              .83           5.28           17
    1998              1.18         7.88              .82           5.49           20
    1997              1.18         8.18              .82           5.69            2
    1996              1.18         8.09              .82           5.63            4
    1995              1.22         8.29              .84           5.73            4
NEW YORK
SELECT QUALITY
Year Ended 9/30:
    2000 (a)          1.31*        8.52*             .83*          5.41*          12
    1999              1.18         7.75              .81           5.31           13
    1998              1.14         7.51              .81           5.32           11
    1997              1.15         7.70              .81           5.43            3
    1996              1.14         7.68              .80           5.40            4
    1995              1.17         7.99              .82           5.56            5


N/A  Fund is not authorized to issue Preferred shares.

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares, if applicable.

(a)  For the six months ended March 31, 2000.


         FINANCIAL HIGHLIGHTS (Unaudited) (continued)
         Selected data for a Common share outstanding throughout
         each period:
                                  INVESTMENT OPERATIONS                                      LESS DISTRIBUTIONS
                            ---------------------------------  ---------------------------------------------------------------------
                                                NET                     NET               NET
                                          REALIZED/              INVESTMENT        INVESTMENT        CAPITAL       CAPITAL
                BEGINNING          NET   UNREALIZED                  INCOME            INCOME          GAINS         GAINS
                NET ASSET   INVESTMENT   INVESTMENT               TO COMMON      TO PREFERRED      TO COMMON  TO PREFERRED
                    VALUE       INCOME   GAIN (LOSS)    TOTAL  SHAREHOLDERS      SHAREHOLDERS+  SHAREHOLDERS  SHAREHOLDERS+    TOTAL
NEW YORK
QUALITY INCOME
Year Ended 9/30:
    2000 (b)       $14.54        $ .59       $ (.19)   $  .40         $(.46)            $(.14)         $   -         $   -   $ (.60)
    1999            15.90         1.15        (1.29)     (.14)         (.94)             (.22)          (.03)         (.01)   (1.20)
    1998            15.66         1.15          .30      1.45          (.94)             (.24)          (.02)         (.01)   (1.21)
    1997            15.32         1.17          .39      1.56          (.94)             (.24)          (.03)         (.01)   (1.22)
    1996            15.31         1.19          .04      1.23          (.94)             (.25)          (.02)         (.01)   (1.22)
    1995            14.51         1.19          .84      2.03          (.94)             (.27)          (.02)            -    (1.23)
INSURED NEW YORK
PREMIUM INCOME
Year Ended 9/30:
    2000 (b)        14.20          .54         (.20)      .34          (.42)             (.14)             -             -     (.56)
    1999            15.68         1.07        (1.49)     (.42)         (.83)             (.23)             -             -    (1.06)
    1998            14.95         1.06          .75      1.81          (.82)             (.26)             -             -    (1.08)
    1997            14.26         1.07          .69      1.76          (.82)             (.25)             -             -    (1.07)
    1996            13.92         1.08          .33      1.41          (.80)             (.27)             -             -    (1.07)
    1995            12.74         1.08         1.20      2.28          (.81)             (.29)             -             -    (1.10)
NEW YORK
DIVIDEND
ADVANTAGE
Year Ended 9/30:
    2000 (b)        13.27          .54         (.13)      .41          (.43)             (.14)             -             -     (.57)
    1999 (a)        14.33          .27         (.95)     (.68)         (.21)             (.05)             -             -     (.26)

                                                            TOTAL RETURNS
                                                          -----------------
               ORGANIZATION
               AND OFFERING
                  COSTS AND                                          BASED
                  PREFERRED       ENDING                   BASED        ON
                      SHARE          NET      ENDING          ON       NET
               UNDERWRITING        ASSET      MARKET      MARKET     ASSET
                  DISCOUNTS        VALUE       VALUE       VALUE**   VALUE**
NEW YORK
QUALITY INCOME
Year Ended 9/30:
    2000 (b)        $   -         $14.34    $12.9375      (10.71)%    1.88%
    1999             (.02)         14.54     15.0000       (4.13)    (2.60)
    1998                -          15.90     16.6250        8.89      7.90
    1997                -          15.66     16.1875       12.90      8.80
    1996                -          15.32     15.2500       10.96      6.45
    1995                -          15.31     14.6250       11.96     12.58
INSURED NEW YORK
PREMIUM INCOME
Year Ended 9/30:
    2000 (b)            -          13.98     12.8125       (7.97)     1.48
    1999                -          14.20     14.3750       (3.37)    (4.33)
    1998                -          15.68     15.6875       11.29     10.67
    1997                -          14.95     14.8750       14.63     10.93
    1996                -          14.26     13.7500       11.15      8.35
    1995                -          13.92     13.1250       22.11     16.30
NEW YORK
DIVIDEND
ADVANTAGE
Year Ended 9/30:
    2000 (b)            -          13.11     12.5000      (10.07)     2.20
    1999 (a)         (.12)         13.27     14.3750       (2.76)    (5.93)


                                           RATIOS/SUPPLEMENTAL DATA
                    ----------------------------------------------------------------------
                                                   BEFORE CREDIT
                             -------------------------------------------------------------
                                         RATIO OF NET                         RATIO OF NET
                                RATIO OF   INVESTMENT        RATIO OF           INVESTMENT
                                EXPENSES    INCOME TO        EXPENSES            INCOME TO
                              TO AVERAGE   AVERAGE TO         AVERAGE              AVERAGE
                     ENDING   NET ASSETS   NET ASSETS           TOTAL                TOTAL
                        NET   APPLICABLE   APPLICABLE      NET ASSETS           NET ASSETS
                     ASSETS    TO COMMON    TO COMMON       INCLUDING            INCLUDING
                       (000)      SHARES++     SHARES++     PREFERRED++          PREFERRED++
NEW YORK
QUALITY INCOME
Year Ended 9/30:
    2000 (b)       $542,377         1.22%*       8.35%*           .77%*               5.29%*
    1999            546,932         1.18         7.46             .79                 5.02
    1998            548,795         1.16         7.33             .79                 5.03
    1997            539,327         1.17         7.59             .80                 5.17
    1996            528,934         1.17         7.73             .79                 5.25
    1995            528,027         1.21         8.09             .81                 5.42
INSURED NEW YORK
PREMIUM INCOME
Year Ended 9/30:
    2000 (b)        181,059         1.32*        7.82*            .84*                4.98*
    1999            182,800         1.29         7.03             .85                 4.63
    1998            194,306         1.29         6.99             .85                 4.60
    1997            187,813         1.32         7.42             .85                 4.80
    1996            182,176         1.34         7.59             .86                 4.87
    1995            179,368         1.51         8.04             .95                 5.05
NEW YORK
DIVIDEND
ADVANTAGE
Year Ended 9/30:
    2000 (b)        189,358         1.30*        8.09*            .81*                5.06*
    1999 (a)        190,801         1.38*        5.08*           1.03*                3.79*

                                        RATIOS/SUPPLEMENTAL DATA
                 -------------------------------------------------------------------
                                       AFTER CREDIT***
                 ------------------------------------------------------
                            RATIO OF NET                   RATIO OF NET
                   RATIO OF   INVESTMENT        RATIO OF     INVESTMENT
                   EXPENSES    INCOME TO        EXPENSES      INCOME TO
                 TO AVERAGE      AVERAGE      TO AVERAGE        AVERAGE
                 NET ASSETS   NET ASSETS           TOTAL          TOTAL
                 APPLICABLE   APPLICABLE      NET ASSETS     NET ASSETS    PORTFOLIO
                  TO COMMON    TO COMMON       INCLUDING      INCLUDING     TURNOVER
                     SHARES++     SHARES++     PREFERRED++    PREFERRED++       RATE
NEW YORK
QUALITY INCOME
Year Ended 9/30:
    2000 (b)           1.22%*       8.35%*           .77%*         5.29%*          8%
    1999               1.17         7.47             .79           5.02            7
    1998               1.16         7.33             .79           5.03           12
    1997               1.17         7.59             .80           5.17           13
    1996               1.17         7.73             .79           5.25            9
    1995               1.21         8.09             .81           5.42            4
INSURED NEW YORK
PREMIUM INCOME
Year Ended 9/30:
    2000 (b)           1.31*        7.84*            .83*          4.99*           8
    1999               1.29         7.03             .85           4.63            8
    1998               1.29         6.99             .85           4.60           15
    1997               1.32         7.42             .85           4.80           24
    1996               1.34         7.59             .86           4.87           21
    1995               1.51         8.04             .95           5.05           32
NEW YORK
DIVIDEND
ADVANTAGE
Year Ended 9/30:
    2000 (b)            .81*        8.58*            .51*          5.37*          10
    1999 (a)            .65*        5.81*            .48*          4.34*          25



*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

 +   The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares, if applicable.

(a)  For the period May 26, 1999 (commencement of operations) through September
     30,1999.

(b)  For the six months ended March 31, 2000.

BUILD YOUR WEALTH AUTOMATICALLY

Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

FUND INFORMATION


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL




FUND POLICIES
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.




Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended March 31, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

SERVING INVESTORS FOR GENERATIONS

PHOTO OF: JOHN NUVEEN, SR.

For over a century, generations of Americans have relied on Nuveen to help them grow and keep the money they've earned. Financial advisers, investors and their families have associated Nuveen investments with quality, expertise and dependability since 1898. That is why financial advisers have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisers and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

Invest well. Look ahead. Leave your mark.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



LOGO: NUVEEN Investments
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com


                                                                      FSA-1-3-00